Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on June 24, 2024, by and between Gogoro Inc., a Cayman Islands exempted company (the “Company”), and Castrol Holdings International Limited, a private limited company incorporated in England and Wales (“Subscriber”). Each of the parties to this Subscription Agreement shall be referred to individually herein as a “Party” and, collectively, as the “Parties”.

WHEREAS, Subscriber desires to subscribe for and purchase from the Company, and the Company desires to issue and sell to Subscriber, 16,887,328 shares (the “Subscribed Shares”) of the ordinary shares of the Company, par value US$0.0001 per share (the “Ordinary Shares”), at a price of US$1.4804 per share (the “Per Share Purchase Price”), for an aggregate purchase price of US$25,000,000 (the “Purchase Price”);

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Parties will enter into that certain Registration Rights Agreement, in substantially the form attached hereto as Exhibit A (the “Registration Rights Agreement”), providing for the Company’s grant to Subscriber of certain registration rights with respect to the Subscribed Shares on the terms and conditions set forth therein;

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Parties will enter into that certain Letter Agreement, in substantially the form attached hereto as Exhibit B (the “Letter Agreement” and together with the Registration Rights Agreement, the “Ancillary Agreements”), providing for, among other things, the Company’s grant to Subscriber of the right, but not the obligation, to require the Company to repurchase all (or any portion of) the Subscribed Shares on the terms and conditions set forth therein; and

WHEREAS, the Company and Subscriber desire to set forth certain agreements herein in relation to, among others, the subscription of the Subscribed Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby irrevocably agrees to issue and sell to Subscriber, the Subscribed Shares (such subscription, the “Subscription”) in consideration for the payment of the Purchase Price.

2. Closing. The closing of the Subscription (the “Closing”) shall occur on the date hereof (the “Closing Date”) concurrently with the execution and delivery of this Subscription Agreement, the Registration Rights Agreement and the Letter Agreement. The Closing shall be conducted remotely via the electronic exchange of documents and signatures.

3. Closing Deliverables. At the Closing:

(a) the Company shall deliver to Subscriber (i) the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws), in the name of Subscriber, (ii) an opinion, dated as of the Closing, of Walkers, Cayman Islands counsel for the Company, in substantially the form as set forth in Exhibit E attached hereto, (iii) an opinion, dated as of the Closing, of Simpson Thacher & Bartlett LLP, U.S. counsel for the Company, in substantially the form as set forth in Exhibit F attached hereto, (iv) evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date, being a copy of the records of the Company legally recording Subscriber as the owner of the Subscribed Shares, in substantially the form set forth in Exhibit G attached hereto, and (v) a copy of duly executed written resolutions of the board of directors of the Company (or minutes of a meeting of the board of directors) approving the Subscription and entry into this Subscription Agreement, the Registration Rights Agreement and the Letter Agreement; and

(b) concurrently with the delivery of the Subscribed Shares, Subscriber shall pay (or cause one of its affiliates to pay) the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company prior to the date hereof.

4. Use of Proceeds. The Company shall use the proceeds from the Subscription exclusively to fund strategic investments as approved by the board of directors of the Company from time to time so long as such investments are within the scope of the business of the Company conducted as of the date hereof (which, for the avoidance of doubt, shall be consistent with the current scope of the business of the Company as described in the Company’s most recently filed Annual Report on Form 20-F); provided that, for the avoidance of doubt, the Company shall not use the proceeds of this Subscription for any redemptions, dividends or other distributions to any shareholders of the Company (other than in accordance with the terms the Letter Agreement).

5. Convertible Note. Concurrently with the Second Tranche Closing (as defined in the Letter Agreement), the Parties shall enter into that certain convertible note purchase agreement, in substantially the form attached hereto as Exhibit C (the “Note Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth in the Note Purchase Agreement, the Company shall issue and sell to Subscriber, and Subscriber shall purchase from the Company, that certain convertible note, in substantially the form attached hereto as Exhibit D (the “Convertible Note”).

6. Company Representations and Warranties. The Company represents and warrants to Subscriber that, except as (i) disclosed in the disclosure schedule delivered by the Company to Subscriber on the date hereof and (ii) publicly disclosed in the Company’s reports, statements and other documents filed or furnished (as applicable) by it with the Commission under the Exchange Act and the Securities Act since April 5, 2022 (the “Company Reports”) (excluding any such disclosures contained in the “Risk Factors” and “Forward-Looking Statements” sections thereof, any other forward-looking statements or any other disclosures of risks or uncertainties that are non-specific, of general application, predictive, cautionary or forward-looking in nature as may be set forth therein prior to the date hereof, in each case, other than any specific factual information contained therein); provided, that the applicability of any such disclosure to any particular representation or warranty must be reasonably apparent on its face:

2

(a) The Company (i) is duly organized, validly existing and in good standing under the laws of the Cayman Islands, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and as shall be conducted following the Subscription and to perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company and its Subsidiaries, taken individually or together as a whole (on a consolidated basis), that would be reasonably expected to have a material adverse effect on the Company’s business, properties, financial condition, shareholders’ equity or results of operations or materially affects the validity of the Subscribed Shares or the legal authority or ability of the Company to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares; provided, however, that, with respect to Section 6(a)(iii), no changes resulting from, relating to or arising out of the following shall be deemed to be or constitute a Company Material Adverse Effect: (A) general economic, financial, trade or political conditions in the United States or Taiwan or any other jurisdiction in which the Company has substantial business or operations (including any changes arising out of acts of terrorism, war, government, epidemic, weather conditions or other force majeure events) to the extent that such conditions do not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses; or (B) changes in Applicable Laws, generally accepted accounting principles in the United States or International Financial Reporting Standards after the date of this Subscription Agreement.

(b) As of the Closing Date, the Subscribed Shares will have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement and the memorandum and articles of association of the Company (as amended from time to time) and following the updates to the register of members of the Company in respect of such Subscribed Shares in accordance with the Companies Act (as revised) of the Cayman Islands (the “Companies Act”), the Subscribed Shares will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under this Subscription Agreement or any Applicable Laws) and will not have been issued in violation of, or subject to any preemptive or similar rights created under, the Company’s memorandum and articles of association (as amended from time to time) or under the Companies Act.

3

(c) This Subscription Agreement and each Ancillary Agreement has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement and each of the Ancillary Agreements shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 7 in all material respects, the execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will be done in accordance with the rules of the Nasdaq marketplace and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of: (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any national or international laws, treaties, statutes, decrees, edicts, codes, ordinances and regulations or any judgments, orders, decisions, rules or regulations (including, but not limited to, as amended or replaced from time to time, “Applicable Law”) of any local, municipal, state, territorial, provincial, national, or federal court, tribunal, arbitrator or any governmental or regulatory agency, authority or body, domestic or foreign (“Governmental Authority”), having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(e) Assuming the accuracy of Subscriber’s representations and warranties set forth in Sections 7(d) through 7(e), no registration under the Securities Act of 1933, as amended (the “Securities Act”), and no registration or qualification under any applicable state or foreign securities laws is required for the offer and sale of the Subscribed Shares by the Company to Subscriber in the manner contemplated by this Subscription Agreement.

(f) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 7 in all material respects, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any natural person, corporation, limited liability company, association, joint venture, partnership, Governmental Authority, self-regulatory organization (including the Nasdaq) or other entity (“Person”) in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) filings required by applicable state securities laws, (ii) other required filings with the Securities and Exchange Commission (the “Commission”) relating to the Subscription, (iii) those required by the Nasdaq, including with respect to obtaining stockholder approval, if applicable, and (iv) those consents, waivers, authorizations, orders, notices, filings, registrations, the failure of which to obtain, give or make would not reasonably be expected to have a Company Material Adverse Effect.

4

(g) Neither the Company nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares. The Subscribed Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(h) The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition, or provision of: (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any Applicable Law of any Governmental Authority having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.

(i) The Company is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Subscribed Shares.

(j) As of the Closing Date, the authorized share capital of the Company is US$50,000 divided into 450,000,000 Ordinary Shares of the Company, par value US$0.0001 each, of which 278,179,525 are issued and outstanding (without taking into account the issuance of the Subscribed Shares), and 50,000,000 preference shares of a nominal or par value of US$0.0001 each, of which none are issued and outstanding. 110,531,695 Ordinary Shares of the Company are issuable upon the exercise of outstanding warrants to purchase Ordinary Shares. The issued and outstanding equity securities of the Company: (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance in all material respects with Applicable Law and all requirements set forth in (A) the organizational documents of the Company, and (B) any other applicable contracts governing the issuance of such equity securities; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any Applicable Law, the organizational documents of the Company or any contract to which the Company is a party or otherwise bound; and (iv) are free and clear of any liens imposed by the Company (other than restrictions arising under Applicable Law and the Company’s organizational documents). There are no outstanding contracts, agreements or other arrangements or instruments of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which any holder of capital stock of the Company have the right to vote. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company, other than as may be set forth in the Letter Agreement. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or other arrangement or instrument with respect to the voting of any capital stock of the Company.

5

(k) Material Contracts.

i.	Other than the Ancillary Agreements, there is no, written or oral, legally binding contract, agreement, instrument or other arrangement to which the Company or any of its Subsidiaries is a party that:

(A) contains covenants (I) that prohibit or materially restrain the ability of the Company or any of its Subsidiaries or Subscriber or any of its affiliates to compete, to conduct any business or line of business, to provide services or products to any Person in any geographic area, or (II) with “most favored nation” terms and conditions (including with respect to pricing and discounts) granted by the Company that would materially affect the Company or any of its Subsidiaries or Subscriber or any of its affiliates;

(B) requires or restricts the payment of dividends, distributions in respect of any capital stock of the Company or the repurchase or redemption of any capital stock of the Company;

(C) provides for the incurrence, guarantee or assumption of third party indebtedness for borrowed money in excess of $10,000,000, other than advancement of expenses to directors, officers or employees in the ordinary course of business;

(D) provides for the acquisition or disposition of any assets of the Company that are material to the Company and its Subsidiaries, taken as a whole, except within the ordinary course of business;

(E) provides for any strategic alliance, joint venture or similar profit-sharing relationship with any Person that is material to the Company and its Subsidiaries, taken as a whole;

(F) is with any Governmental Authority that is material to the Company and its Subsidiaries, taken as a whole;

(G) is with any record or, to the knowledge of the Company, director or beneficial owner of five percent (5%) or more of the voting securities of the Company, or, to the knowledge of the Company, “affiliate” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or members of any of their “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such director or beneficial owner, and is material to the Company and its Subsidiaries, taken as a whole;

(H) provides for the lease for real or personal property with aggregate annual rental payments in excess of $10,000,000 in the fiscal year ending December 31, 2024;

(I) involves the settlement of any claim, action or proceeding or threatened claim, action or proceeding involving payments after the date of this Subscription Agreement in excess of $10,000,000; or

6

(J) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act) (each such contract referred to in this Section 6(k)i, a “Material Contract”).

ii.

Each Material Contract is valid and binding on the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, each other party thereto, and is in full force and effect. None of the Company or any of its Subsidiaries, or, to the knowledge of the Company, the other parties thereto, is in default or material breach in any respect of any Material Contract to which it is a party or by which it may be bound where such default or material breach would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(l) The Company, its Subsidiaries, and their respective directors and officers and, to the knowledge of the Company, their respective employees and agents, are in compliance in all material respects with all Applicable Laws (including all Applicable Laws regarding health, safety, security and environment) of any Governmental Authority. The Company has not received any written communication from any Governmental Authority that alleges that the Company is not in compliance with or is in default or violation of any Applicable Law.

(m) Neither the Company nor any of its Subsidiaries is subject to tax in any jurisdiction other than (i) the Company’s or any such Subsidiary’s jurisdiction of incorporation or formation and (ii) any jurisdiction in which the Company or such Subsidiary holds assets or conducts businesses.

(n) The Company, its Subsidiaries, and their respective directors and officers and, to the knowledge of the Company, their respective employees and agents, are in compliance, and since January 1, 2019 have been in compliance with all economic or financial sanctions and export controls administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department, the U.S. Commerce Department, any other Governmental Authority of the U.S. government, the United Nations, the European Union or any member state thereof, and the United Kingdom (“Sanctions”) and the Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance with applicable Sanctions.

(o) Neither the Company nor its Subsidiaries is or is wholly owned or controlled by (i) any Person named on OFAC’s List of Specially Designated Nationals and Blocked Persons, the EU Consolidated List, the list of Financial Sanctions Targets maintained by His Majesty’s Treasury, or on any list of restricted parties issued under Sanctions; that is, or is part of, a government of any country or other territory targeted by a general export, import, financial or investment embargo under Sanctions, which countries and territories, as of the date of this Subscription Agreement, include the Crimea region, the separatist-controlled portions of the Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria (collectively, “Sanctioned Territories”); wholly owned or controlled by, or acting on behalf of, any of the foregoing; resident in, located in or operating from a Sanctioned Territory; or otherwise targeted under any Sanctions (collectively, “Sanctioned Person”), or (ii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

7

(p) No officer or director of the Company or any of its Subsidiaries, nor to the knowledge of the Company, any employee, agent, representative or affiliate of any such Person is a Sanctioned Person. Neither the Company nor its Subsidiaries has, since January 1, 2019, knowingly entered into any agreement, transaction, or dealing with or for the benefit of any Sanctioned Person (or involving any property thereof) or involving any Sanctioned Territory.

(q) The Company, its Subsidiaries and affiliates, their respective directors and officers, and to the best of the Company’s knowledge, their respective agents and employees have conducted their business in compliance with all Applicable Laws, rules, regulations, or other applicable legally binding measures of any jurisdiction that relates to bribery or corruption (“Anti-Bribery Law”), money laundering and, to the extent applicable, the Uyghur Forced Labor Prevention Act (“UFLPA”), and the Company and its Subsidiaries have instituted and maintain policies and procedures designed to achieve, and which are reasonably expected to continue to achieve, compliance therewith.

(r) Neither the Company nor its Subsidiaries has been the subject of any investigation, enquiry or enforcement proceeding by any Governmental Authority regarding any violation or alleged violation of Sanctions, Anti-Bribery Law, anti-money laundering laws, or the UFLPA, and no such investigation, enquiry or proceeding is pending or has been threatened, and, to the Company’s knowledge, there are no circumstances reasonably likely to give rise to any such investigation, enquiry or proceeding.

(s) All of the issued and outstanding Ordinary Shares have been registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are listed for trading on the Nasdaq. The Company currently qualifies as a “foreign private issuer” as such the term is defined in Rule 3b-4(c) under the Exchange Act. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Nasdaq or the Commission with respect to any intention by such entity to deregister the Ordinary Shares, or prohibit or terminate the listing of the Ordinary Shares, on the Nasdaq. The Company has taken no action that is designed to terminate the registration of the Ordinary Shares under the Exchange Act.

(t) Company Reports; Financial Statements.

i.

The Company has filed or furnished, as applicable, with the Commission, on a timely basis, each Company Report required to be filed or furnished by it since April 5, 2022. As of its respective date of filing or being furnished, and, if amended, as of the date of the last such amendment, each Company Report was prepared and complied in all material respects in accordance with the applicable requirements of the Securities Act and the Exchange Act, and any rules and regulations promulgated thereunder applicable to such Company Report. As of its respective date of filing or being furnished, and, if amended or superseded, as of the date of the last such amendment or subsequent filing, no Company Report contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading.

8

ii.

The consolidated statements of financial position and the related consolidated statements of loss and comprehensive loss, changes in equity and cash flows included in each Company Report have been prepared from, and are in accordance with, the books and records of the Company and its consolidated subsidiary entities (“Subsidiaries”), (A) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates shown and the results of the consolidated loss and comprehensive loss, changes in equity and cash flows of the Company and consolidated Subsidiaries for changes in equity and cash flows of the Company and its consolidated Subsidiaries for the respected fiscal periods set forth, subject, in the case of any unaudited financial statements, to normal recurring year-end audit adjustments, (B) have been prepared in accordance with IFRS consistently applied during the periods involved, and in the case of unaudited financial statements except for the absence of footnote disclosure, and (C) otherwise comply in all material respect with the requirements of the Commission.

iii.

Since December 31, 2023, (A) the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of business and (B) no events, changes or developments have occurred that, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect.

(u) Litigation. There is no action, cause of action, claim, demand, litigation, suit, investigation, judgment, writ or decree by any Governmental Authority, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise (a “Proceeding”) pending, or to the knowledge of the Company, threatened, that would reasonably be expected to have a Company Material Adverse Effect, (i) against or by the Company or any of its Subsidiaries, or (ii) against or by any officer or director of the Company or any of its Subsidiaries arising out of their employment or service to the Company or any of its Subsidiaries.

(v) Intellectual Property.

i.

To the Company’s knowledge, the Company and its Subsidiaries own or have sufficient rights to all Company owned Intellectual Property Rights (as defined below) used in or necessary for the operation of the businesses of the Company and its Subsidiaries as currently conducted in all material respects, without any violation or infringement (or in the case of third-party patents, patent applications, trademarks, trademark applications, service marks, or service mark applications, without any violation or infringement known to the Company) of the rights of any Person.

9

ii.

To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company or any of its Subsidiaries violates or will violate any license or infringes or will infringe any rights to Intellectual Property Rights (as defined below) of any other Person in any material respect.

iii.

Other than with respect to commercially available software products under standard end user object code license agreements, there is no outstanding option, license, contracts, claim, encumbrance or shared ownership interest of any kind relating to the Intellectual Property Rights (as defined below) owned or used by the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or contracts of any kind with respect to the Intellectual Property Rights (as defined below) of any other Person, in each case, that is material to the Company and its Subsidiaries, taken as a whole.

iv.

None of the Company and its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated or, by conducting its business, would violate any Intellectual Property Rights (as defined below) of any other Person, in each case, where such violation is material to the Company and its Subsidiaries, taken as a whole.

v.

None of the Intellectual Property Rights (as defined below) owned by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, has been held invalid or unenforceable and there is no pending or, to the Company’s knowledge, threatened claims or Proceedings asserting that such Intellectual Property Right is invalid or unenforceable. None of the Intellectual Property Rights (as defined below) owned by the Company and Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, is or has been the subject matter of any dispute or potential dispute.

vi.

Each registered Intellectual Property Right (as defined below) owned by the Company that is material to the Company and its Subsidiaries, taken as a whole, has been properly maintained and all applicable maintenance fees and renewal fees have been paid.

vii.

The Company and the Subsidiaries have used their commercially reasonable efforts to safeguard and maintain the secrecy of any Trade Secrets (as defined below) owned by the Company or any of its Subsidiaries. To the Company’s knowledge, there has been no violation or unauthorized access to or disclosure of any Trade Secrets of, or in the possession of or processed by, the Company or any Subsidiary of the Company, or of any written obligation with respect to such, in each case, where such violation, unauthorized access or disclosure is material to the Company and its Subsidiaries, taken as a whole.

10

viii.

To the Company’s knowledge, since April 5, 2022, no Person is or was infringing, misappropriating, misusing, diluting or violating any Company-owned Intellectual Property Rights (as defined below) in any material respect. None of the Company or any Subsidiary has made any written claim commencing Proceedings against any Person alleging any infringement, misappropriation or other violation of any Company-owned Intellectual Property Rights (as defined below) in any material respect.

ix.

“Intellectual Property Rights” means all (A) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing; (B) trademarks, service marks, trade names, service names, brand names, trade dress writes, logos, Internet domain names, corporate names and other source of business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing; (C) copyrights, works of authorship, data, database and design rights, and mask work writes, whether or not registered or published, and all registrations, applications renewals, extensions and reversions of any the foregoing; (D) trade secrets, know-how, confidential or proprietary information, including invention disclosures, inventions, ideas, algorithms, formulae, processes, methods, techniques, and models, technologies, protocols, methodologies, formulations, layouts, specifications, discoveries, compositions, industrial models, architectures, drawings, plans, ideas, research and development, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals, in each case whether patentable or not and whether reduced to practice or not (collectively, “Trade Secrets”); (E) rights in software; and (F) any other intellectual property rights.

(w) Accuracy of Representations. The Company understands that Subscriber is entering into the transactions contemplated by this Subscription Agreement (including the Subscription) in reliance, and will rely, upon the truth and accuracy of the foregoing representations and warranties, acknowledgements and agreements in this Section 6.

11

7. Subscriber Representations and Warranties. Subscriber represents and warrants to the Company that:

(a) Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement and each Ancillary Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this Subscription Agreement and each of the Ancillary Agreements shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Assuming the accuracy of the Company’s representations and warranties of set forth in Section 6 in all material respects, the execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any material indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber (if any); or (iii) any Applicable Law of any Governmental Authority having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have, individually or in the aggregate, a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

(d) Subscriber (i) (A) is an institutional “accredited investor” (within the meaning of Rule 501 under the Securities Act), or (B) understands that the sale of the Subscribed Shares is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”), and acknowledges and agrees that he, she or it is not a U.S. Person (as defined in Regulation S) or a United States person (as defined in Section 7701(a)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), is acquiring the Subscribed Shares in an offshore transaction in reliance on Regulation S, and has received all the information that it considers necessary and appropriate to decide whether to acquire the Subscribed Shares hereunder, (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).

12

(e) Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. Subscriber understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a Subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(1 1/2)” or to a non-U.S. person pursuant to an offer or sale that occurred outside the United States within the meaning of Regulation S under the Securities Act), or (iii) an ordinary course pledge such as a broker lien over account property generally and, in each of cases (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares will not be guaranteed to be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares. Subscriber acknowledges and agrees that, at the time of issuance, the certificate or book entry position representing the Subscribed Shares will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (III) TO THE COMPANY, OR (IV) PURSUANT TO AN ORDINARY COURSE PLEDGE SUCH AS A BROKER LIEN OF ACCOUNT PROPERTY GENERALLY, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

13

(f) Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Company, any of the Company’s affiliates or any control Persons, officers, directors, employees, partners, agents or representatives or any other Person, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Subscription Agreement.

(g) In making its decision to purchase the Subscribed Shares, Subscriber has (i) conducted its own investigation of the Company and the Subscribed Shares; (ii) had access to, and an adequate opportunity to review, financial and other information as it deems necessary to make its decision to purchase the Subscribed Shares; (iii) been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as it deemed necessary in connection with its decision to purchase the Subscribed Shares; and (iv) made its own assessment and satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Shares.

(h) Subscriber acknowledges that it is able to fend for itself and is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Shares, and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Shares. Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(i) Subscriber understands and acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

(j) Subscriber is not (i) a Person named on any OFAC List, or a Person prohibited by any Sanctions, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber further represents and warrants that the funds held by Subscriber are not derived from illegal activities.

(k) Subscriber is not controlled by (i) a Sanctioned Person, or (ii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

(l) Subscriber is not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code.

14

(m) As of the date hereof, Subscriber is not a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(n) No broker, finder or other financial consultant is acting on Subscriber’s behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability of the Company for the payment of any fees, costs, expenses or commissions.

(o) Subscriber understands that the Company is entering into the transactions contemplated by this Subscription Agreement (including the Subscription) in reliance, and will rely, upon the truth and accuracy of the foregoing representations and warranties, acknowledgements and agreements in this Section 7.

8. Covenants.

(a) Listing. So long as Subscriber holds any of the Subscribed Shares issued to Subscriber at the Closing, the Company shall (i) use its commercially reasonable efforts to (A) promptly secure and maintain the listing on Nasdaq of all of the Subscribed Shares, and (B) maintain the listing or authorization for quotation (as the case may be) of the Ordinary Shares on the Nasdaq Global Market or the Nasdaq Global Select Market, and (ii) not take any action which would be reasonably expected to result in the delisting or suspension of the Ordinary Shares on the Nasdaq Global Market or the Nasdaq Global Select Market. Notwithstanding anything to the contrary in this Section 8(a), nothing in this Section 8(a) shall prohibit or restrict the Company from any discussion, negotiation, execution, implementation or consummation of any take-private transaction or any activity in furtherance thereof or incidental thereto; provided, that no delisting shall be effected in connection with a potential take-private transaction except in connection with the consummation thereof.

(b) Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Subscription Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the Party incurring such cost or expense.

(c) Survival Period. All of the agreements, covenants, representations and warranties made by each Party in this Subscription Agreement shall survive the Closing.

9. Termination.

(a) This Subscription Agreement may be terminated by mutual written agreement of the Parties.

15

(b) Effect of Termination. If this Subscription Agreement is terminated as permitted by Section 9(a), this Subscription Agreement shall become null and void and of no further force or effect; provided that nothing herein shall relieve any Party from any liability or obligation for any willful breach of this Subscription Agreement or fraud that occurred prior to such termination.

10. Miscellaneous.

(a) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, and in each such case upon confirmation of receipt by the intended recipient or when sent with no undeliverable email or other undeliverable or rejection notice, (iii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five (5) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 10(a). A courtesy electronic copy of any notice sent by methods (i), (iii) or (iv) above shall also be sent to the recipient via electronic mail if provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 10(a). For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the United Kingdom, New York, or Taiwan are authorized or required by Applicable Law to be closed for business.

(b) Each of the Company and Subscriber is irrevocably authorized to produce this Subscription Agreement and each of the Ancillary Agreements or a copy hereof or thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(c) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder), if any, may be transferred or assigned except as provided in the two succeeding sentences. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned. Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates or, with the Company’s prior written consent, to another Person, in connection with a transfer of the Subscribed Shares to such Person, provided that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief.

(d) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the Parties.

16

(e) This Subscription Agreement (including the exhibits or schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties, with respect to the subject matter hereof. Except as set forth in this Section 10(e), Section 10(f) and Section 10(i) with respect to the Persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective permitted successors and assigns, and the Parties acknowledge that such Persons so referenced are third party beneficiaries of the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to such provisions.

(f) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(g) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(h) This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all Parties had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(i) This Subscription Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) The Parties agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such Party is entitled at law, in equity, in contract, in tort or otherwise.

(k) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, Proceeding, hearing, audit, investigation or reviews by or before any Governmental Authority related hereto), including matters of validity, construction, effect, performance and remedies.

17

(l) EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(m) Each of the Parties (including any Person asserting rights as a third party beneficiary) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in Wilmington, Delaware), for the purposes of any suits, proceedings, claim, demand, action or cause of action arising out of or relating to this Subscription Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such suits, proceedings, claim, demand, action or cause of action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suits, proceedings, claim, demand, action or cause of action has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any suit, proceeding, claim, demand, action or cause of action against such Party (i) arising under this Subscription Agreement, or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Subscription Agreement, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 10(m) for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) that (I) the suit, proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (II) the venue of such suit, proceeding, claim, demand, action or cause of action against such Party is improper, or (III) this Subscription Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth in Section 10(a) shall be effective service of process for any such suit, proceeding, claim, demand, action or cause of action.

18

(n) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party.

(o) The Company may issue one or more press releases and filings by the Company with the Commission a Current Report on Form 6-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, the Subscription or any other material, nonpublic information that the Company or any Person acting on behalf of or at the direction of the Company, has provided to Subscriber at any time prior to the filing of the Disclosure Document. For the avoidance of doubt, the Company may not publicly make reference to Subscriber or any of its affiliates in connection with this Subscription Agreement or the transactions contemplated hereby or in any other promotional materials, media or similar circumstances, except as required by Applicable Law or at the request of the staff of the Commission or other regulatory agency or otherwise with the prior written consent of Subscriber (such consent to not be unreasonably withheld).

(p) From and after the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or any Person acting on behalf of or at the direction of the Company. Except with the express written consent of Subscriber and unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and the Company shall cause any Person acting on behalf of or at the direction of the Company not to, provide Subscriber with any material, non-public information regarding the Company or the Subscription from and after the filing of the Disclosure Document; provided, however, that the foregoing will not apply to any contractual information rights that Subscriber may have with the Company under a separate agreement (including the Letter Agreement), except to the extent that, if the Company would be providing material, non-public information to Subscriber under separate contracts Subscriber and the Company may have (including the Letter Agreement), the Company will use commercially reasonable efforts to cooperate with any reasonable written request of Subscriber to avoid the disclosure of such material, non-public information to Subscriber (and (i) the Company’s provision of any information pursuant to the request of Subscriber for such information shall not be deemed a breach by the Company of this subsection (p), and (ii) the Company’s withholding of any information pursuant a request of Subscriber shall, notwithstanding anything to the contrary in any such separate agreement (including the Letter Agreement), not be deemed a breach by the Company of its obligations to provide such information under such separate agreement (including the Letter Agreement)).

(q) No delay or omission to exercise, or failure to assert, any right, power or privilege of any Party under this Subscription Agreement shall impair any such right, power or privilege of such Party, nor shall it constitute, or be construed to be, a waiver of any such right, power or privilege. No single or partial exercise of any rights under this Subscription Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

19

(r) For the purposes hereof: (i) words in the singular shall be construed to mean the plural and vice versa and words of one gender shall be construed to mean all other genders (including the neutral gender) as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Subscription Agreement as a whole (including the articles, sections or exhibits) and not to any particular provision of this Subscription Agreement, and Article, Section or Exhibit references are to the Article, Section or Exhibit to this Subscription Agreement unless otherwise specified; (iii) the word “including” and words of similar import when used in this Subscription Agreement shall be deemed to be followed by the words “without limitation”; (iv) the words “or”, “any”, “neither”, “nor” or “either” shall not be exclusive; (v) all references to “US$”, “$” and dollars shall be deemed to refer to United States currency, unless otherwise specifically provided; (vi) if the last day for the giving of any notice or the performance of any act required or permitted under this Subscription Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day; and (vii) references herein to any Applicable Law shall be deemed to refer to such Applicable Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder.

(s) With regard to each and every term and condition of this Subscription Agreement, the Parties acknowledge and agree that the same have or has been mutually and fairly negotiated, prepared and drafted at arms’ length and that the final terms of this Subscription Agreement are the product of the Parties’ negotiations, and if at any time this Subscription Agreement or any such terms or conditions are required to interpreted or construed in accordance with the terms herein, no consideration will be given to the Party which actually prepared, drafted or requested any term or condition of this Subscription Agreement. Each Party agrees that this Subscription Agreement has been purposefully drawn, jointly and equally drafted and correctly reflects each Party’s understanding of the transactions contemplated by this Subscription Agreement.

[Signature pages follow.]

20

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

COMPANY:

GOGORO INC.

By:
	Name:	Hok-Sum Horace Luke
	Title:	Chief Executive Officer

Address for Notices:

Gogoro Inc.
11F, Building C
No. 225, Section 2, Chang’an E. Rd., SongShan District, Taipei City 105
Taiwan
Attn:	Hok-Sum Horace Luke
Bruce Aitken
E-mail:	[redacted]

with a copy to (which will not constitute notice):

Simpson Thacher & Bartlett 35th Floor, ICBC Tower 3 Garden Road
Central, Hong Kong
Attn:	Yi Gao
Yang Wang
Facsimile:	+852 2514-7600
Email:	[redacted]

[Signature Page to Subscription Agreement]

SUBSCRIBER:

CASTROL HOLDINGS INTERNATIONAL LIMITED

By:
Name:
Title:

Address for Notices:

Castrol Holdings International Limited
Chertsey Road, Sunbury on Themes
Middlesex, TW16 7BP
United Kingdom
Attn:	Adaora Mozie
E-mail:	[redacted]

and

BP Oil UK Limited
Chertsey Road, Sunbury on Thames,
Middlesex, TW16 7BP
United Kingdom
Attn:	Taryn Parks, Managing Counsel, C&P - UK and Global Business
Email:	[redacted]

with a copy to (which will not constitute notice):

BP America Inc. 501 WestLake Park Blvd.
Houston, Texas 77079
Attn:	Eugene Nikulin, Managing Counsel, M&A
Email:	[redacted]

[Signature Page to Subscription Agreement]

EXHIBIT A

Form of Registration Rights Agreement

[See attached.]

EXHIBIT B

Form of Letter Agreement

[See attached.]

EXHIBIT C

Form of Note Purchase Agreement

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”) is entered into on [•] by and between Gogoro Inc., a Cayman Islands exempted company (the “Company”), and Castrol Holdings International Limited, a private limited company incorporated in England and Wales (“Purchaser”). Each of the parties to this Agreement shall be referred to individually herein as a “Party” and, collectively, as the “Parties”.

WHEREAS, Purchaser and the Company entered into that certain (i) Subscription Agreement (the “Subscription Agreement”) and (ii) Letter Agreement (the “Letter Agreement”), each dated as of June 24, 2024, pursuant to which the Parties have agreed to enter into this Agreement concurrently with the Second Tranche Closing (as defined in the Letter Agreement);

WHEREAS, Purchaser desires to purchase from the Company, and the Company desires to issue and sell to Purchaser, the Convertible Note, due [•], in substantially the form attached hereto as Exhibit A (the “Note” and together with this Agreement, the “Transaction Documents”) and to be issued in accordance with the terms and conditions set forth therein, in the aggregate principal amount of US$25,000,000 (the “Purchase Price”); and

WHEREAS, the Company and Purchaser desire to set forth certain agreements herein in relation to, among others, the purchase of the Note.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Purchase of Note. Subject to the terms and conditions hereof, at the Closing (as defined below), Purchaser hereby irrevocably agrees to purchase from the Company, and the Company hereby irrevocably agrees to issue and sell to Purchaser, the Note (such purchase, the “Note Purchase”) in consideration for the payment of the Purchase Price.

2. Closing. The closing of the Note Purchase (the “Closing”) shall occur on the date hereof (the “Closing Date”) concurrently with the execution and delivery of this Agreement and the Note. The Closing shall be conducted remotely via the electronic exchange of documents and signatures.

3. Closing Deliverables. At the Closing:

(a) the Company shall deliver to Purchaser (i) the Note duly executed by the Company in the aggregate principal amount equal to the Purchase Price, (ii) an opinion, dated as of the Closing, of Walkers, Cayman Islands counsel for the Company, in substantially the form as set forth in Exhibit B attached hereto, (iii) an opinion, dated as of the Closing, of Simpson Thacher & Bartlett LLP, U.S. counsel for the Company, in substantially the form as set forth in Exhibit C attached hereto and (iv) a copy of duly executed written resolutions of the board of directors of the Company (or minutes of a meeting of the board of directors) approving the Note Purchase and entry into this Agreement and the Note; and

(b) concurrently with the delivery of the Note, Purchaser shall (i) deliver the Note duly executed by Purchaser in the aggregate principal amount equal to the Purchase Price and (ii) pay (or cause one of its affiliates to pay) the Purchase Price for the Note by wire transfer of United States dollars in immediately available funds to the account specified by the Company prior to the date hereof.

4. Use of Proceeds. The Company shall use the proceeds from the Note Purchase in accordance with the terms and conditions set forth in Section 4 of the Note.

5. Company Representations and Warranties. The Company represents and warrants to Purchaser that, except as (i) disclosed in the disclosure schedule delivered by the Company to Purchaser on the date hereof and (ii) publicly disclosed in the Company’s reports, statements and other documents filed or furnished (as applicable) by it with the Commission under the Exchange Act and the Securities Act since April 5, 2022 (the “Company Reports”) (excluding any such disclosures contained in the “Risk Factors” and “Forward-Looking Statements” sections thereof, any other forward-looking statements or any other disclosures of risks or uncertainties that are non-specific, of general application, predictive, cautionary or forward-looking in nature as may be set forth therein prior to the date hereof, in each case, other than any specific factual information contained therein); provided, that the applicability of any such disclosure to any particular representation or warranty must be reasonably apparent on its face:

(a) The Company (i) is duly organized, validly existing and in good standing under the laws of the Cayman Islands, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and as shall be conducted following the Note Purchase and to perform its obligations under this Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Event (as defined in the Note); provided, however, that, with respect to Section 5(a)(iii), no changes resulting from, relating to or arising out of the following shall be deemed to be or constitute a Material Adverse Event: (A) general economic, financial, trade or political conditions in the United States or Taiwan or any other jurisdiction in which the Company has substantial business or operations (including any changes arising out of acts of terrorism, war, government, epidemic, weather conditions or other force majeure events) to the extent that such conditions do not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses; or (B) changes in Applicable Laws, generally accepted accounting principles in the United States or International Financial Reporting Standards after the date of this Agreement.

(b) The ordinary shares of the Company, par value US$0.0001 per share (the “Ordinary Shares”) issuable upon conversion of the Note will be duly and validly authorized and, when and if issued and delivered to Purchaser in accordance with the terms of the Note, this Agreement and the memorandum and articles of association of the Company (as amended from time to time) and following the updates to the register of members of the Company in respect of such Ordinary Shares in accordance with the Companies Act (as revised) of the Cayman Islands (the “Companies Act”), such Ordinary Shares will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under this Agreement or any Applicable Laws) and will not have been issued in violation of, or subject to any preemptive or similar rights created under, the Company’s memorandum and articles of association (as amended from time to time) or under the Companies Act.

(c) Each Transaction Document has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Purchaser, each Transaction Document shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 6 in all material respects, the execution and delivery of the Transaction Documents, and the performance by the Company of its obligations under the Transaction Documents, including the issuance and sale of the Note or the Ordinary Shares issuable upon conversion of the Note and the consummation of the transactions contemplated herein and therein (collectively, the “Transactions”), will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of: (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any national or international laws, treaties, statutes, decrees, edicts, codes, ordinances and regulations or any judgments, orders, decisions, rules or regulations (including, but not limited to, as amended or replaced from time to time, “Applicable Law”) of any local, municipal, state, territorial, provincial, national, or federal court, tribunal, arbitrator or any governmental or regulatory agency, authority or body, domestic or foreign (“Governmental Authority”), having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(e) Assuming the accuracy of Purchaser’s representations and warranties set forth in Sections 6(c) through 6(d), no registration under the Securities Act of 1933, as amended (the “Securities Act”), and no registration or qualification under any applicable state or foreign securities laws is required for the offer and sale of the Note in the manner contemplated by this Agreement or for the issuance of the Ordinary Shares issuable upon conversion of the Note in the manner contemplated thereunder.

(f) Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 6 in all material respects, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any natural person, corporation, limited liability company, association, joint venture, partnership, Governmental Authority, self-regulatory organization (including the Nasdaq) or other entity (“Person”) in connection with the execution, delivery and performance of the Transaction Documents (including, without limitation, the issuance of the Ordinary Shares upon conversion of the Note in the manner contemplated thereunder), other than (i) filings required by applicable state securities laws, (ii) other required filings with the Securities and Exchange Commission (the “Commission”) relating to the issuance of the Ordinary Shares issuable upon conversion of the Note in the manner contemplated thereunder, (iii) those required by the Nasdaq, including with respect to obtaining stockholder approval, if applicable, and (iv) those consents, waivers, authorizations, orders, notices, filings, registrations, the failure of which to obtain, give or make would not reasonably be expected to constitute a Material Adverse Event.

(g) Neither the Company nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Note or any Ordinary Shares issuable upon the conversion of the Note in the manner contemplated thereunder. The Ordinary Shares issuable upon conversion of the Note are not being, and will not be, offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(h) The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition, or provision of: (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any Applicable Law of any Governmental Authority having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to constitute a Material Adverse Event.

(i) The Company is not under any obligation to pay any broker’s fee or commission in connection with the Transactions.

(j) As of the Closing Date, the authorized share capital of the Company is US$[50,000] divided into [450,000,000] Ordinary Shares of the Company, par value US$[0.0001] each, of which [•] are issued and outstanding, and [50,000,000] preference shares of a nominal or par value of US$[0.0001] each, of which [•] are issued and outstanding. [•] Ordinary Shares of the Company are issuable upon the exercise of outstanding warrants to purchase Ordinary Shares. The issued and outstanding equity securities of the Company: (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance in all material respects with Applicable Law and all requirements set forth in (A) the organizational documents of the Company, and (B) any other applicable contracts governing the issuance of such equity securities; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any Applicable Law, the organizational documents of the Company or any contract to which the Company is a party or otherwise bound; and (iv) are free and clear of any liens imposed by the Company (other than restrictions arising under Applicable Law and the Company’s organizational documents). There are no outstanding contracts, agreements or other arrangements or instruments of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which any holder of capital stock of the Company have the right to vote. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company, other than as may be set forth in the Letter Agreement. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or other arrangement or instrument with respect to the voting of any capital stock of the Company.

(k) Material Contracts.

i.	Other than the Note, there is no, written or oral, legally binding contract, agreement, instrument or other arrangement to which the Company or any of its Subsidiaries is a party that:

(A) contains covenants (I) that prohibit or materially restrain the ability of the Company or any of its Subsidiaries or Purchaser or any of its affiliates to compete, to conduct any business or line of business, to provide services or products to any Person in any geographic area, or (II) with “most favored nation” terms and conditions (including with respect to pricing and discounts) granted by the Company that would materially affect the Company or any of its Subsidiaries or Purchaser or any of its affiliates;

(B) requires or restricts the payment of dividends, distributions in respect of any capital stock of the Company or the repurchase or redemption of any capital stock of the Company;

(C) provides for the incurrence, guarantee or assumption of third party indebtedness for borrowed money in excess of $10,000,000, other than advancement of expenses to directors, officers or employees in the ordinary course of business;

(D) provides for the acquisition or disposition of any assets of the Company that are material to the Company and its Subsidiaries, taken as a whole, except within the ordinary course of business;

(E) provides for any strategic alliance, joint venture or similar profit-sharing relationship with any Person that is material to the Company and its Subsidiaries, taken as a whole;

(F) is with any Governmental Authority that is material to the Company and its Subsidiaries, taken as a whole;

(G) is with any record or, to the knowledge of the Company, director or beneficial owner of five percent (5%) or more of the voting securities of the Company, or, to the knowledge of the Company, “affiliate” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or members of any of their “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such director or beneficial owner, and is material to the Company and its Subsidiaries, taken as a whole;

(H) provides for the lease for real or personal property with aggregate annual rental payments in excess of $10,000,000 in the most recent fiscal year ended prior to the Closing Date;

(I) involves the settlement of any claim, action or proceeding or threatened claim, action or proceeding involving payments after the date of this Agreement in excess of $10,000,000; or

(J) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act) (each such contract referred to in this Section 5(k)i, a “Material Contract”).

ii.

Each Material Contract is valid and binding on the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, each other party thereto, and is in full force and effect. None of the Company or any of its Subsidiaries, or, to the knowledge of the Company, the other parties thereto, is in default or material breach in any respect of any Material Contract to which it is a party or by which it may be bound where such default or material breach would reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Event.

(l) The Company, its Subsidiaries, and their respective directors and officers and, to the knowledge of the Company, their respective employees and agents, are in compliance in all material respects with all Applicable Laws (including all Applicable Laws regarding health, safety, security and environment) of any Governmental Authority. The Company has not received any written communication from any Governmental Authority that alleges that the Company is not in compliance with or is in default or violation of any Applicable Law.

(m) Neither the Company nor any of its Subsidiaries is subject to tax in any jurisdiction other than (i) the Company’s or any such Subsidiary’s jurisdiction of incorporation or formation and (ii) any jurisdiction in which the Company or such Subsidiary holds assets or conducts businesses.

(n) The Company, its Subsidiaries, and their respective directors and officers and, to the knowledge of the Company, their respective employees and agents, are in compliance, and since January 1, 2019 have been in compliance with all economic or financial sanctions and export controls administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department, the U.S. Commerce Department, any other Governmental Authority of the U.S. government, the United Nations, the European Union or any member state thereof, and the United Kingdom (“Sanctions”) and the Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance with applicable Sanctions.

(o) Neither the Company nor its Subsidiaries is or is wholly owned or controlled by (i) any Person named on OFAC’s List of Specially Designated Nationals and Blocked Persons, the EU Consolidated List, the list of Financial Sanctions Targets maintained by His Majesty’s Treasury, or on any list of restricted parties issued under Sanctions; that is, or is part of, a government of any country or other territory targeted by a general export, import, financial or investment embargo under Sanctions, which countries and territories, as of the date of this Agreement, include the Crimea region, the separatist-controlled portions of the Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria (collectively, “Sanctioned Territories”); wholly owned or controlled by, or acting on behalf of, any of the foregoing; resident in, located in or operating from a Sanctioned Territory; or otherwise targeted under any Sanctions (collectively, “Sanctioned Person”), or (ii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

(p) No officer or director of the Company or any of its Subsidiaries, nor to the knowledge of the Company, any employee, agent, representative or affiliate of any such Person is a Sanctioned Person. Neither the Company nor its Subsidiaries has, since January 1, 2019, knowingly entered into any agreement, transaction, or dealing with or for the benefit of any Sanctioned Person (or involving any property thereof) or involving any Sanctioned Territory.

(q) The Company, its Subsidiaries and affiliates, their respective directors and officers, and to the best of the Company’s knowledge, their respective agents and employees have conducted their business in compliance with all Applicable Laws, rules, regulations, or other applicable legally binding measures of any jurisdiction that relates to bribery or corruption (“Anti-Bribery Law”), money laundering and, to the extent applicable, the Uyghur Forced Labor Prevention Act (“UFLPA”), and the Company and its Subsidiaries have instituted and maintain policies and procedures designed to achieve, and which are reasonably expected to continue to achieve, compliance therewith.

(r) Neither the Company nor its Subsidiaries has been the subject of any investigation, enquiry or enforcement proceeding by any Governmental Authority regarding any violation or alleged violation of Sanctions, Anti-Bribery Law, anti-money laundering laws, or the UFLPA, and no such investigation, enquiry or proceeding is pending or has been threatened, and, to the Company’s knowledge, there are no circumstances reasonably likely to give rise to any such investigation, enquiry or proceeding.

(s) All of the issued and outstanding Ordinary Shares have been registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are listed for trading on the Nasdaq. The Company currently qualifies as a “foreign private issuer” as such the term is defined in Rule 3b-4(c) under the Exchange Act. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Nasdaq or the Commission with respect to any intention by such entity to deregister the Ordinary Shares, or prohibit or terminate the listing of the Ordinary Shares, on the Nasdaq. The Company has taken no action that is designed to terminate the registration of the Ordinary Shares under the Exchange Act.

(t) Company Reports; Financial Statements.

i.

The Company has filed or furnished, as applicable, with the Commission, on a timely basis, each Company Report required to be filed or furnished by it since April 5, 2022. As of its respective date of filing or being furnished, and, if amended, as of the date of the last such amendment, each Company Report was prepared and complied in all material respects in accordance with the applicable requirements of the Securities Act and the Exchange Act, and any rules and regulations promulgated thereunder applicable to such Company Report. As of its respective date of filing or being furnished, and, if amended or superseded, as of the date of the last such amendment or subsequent filing, no Company Report contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading.

ii.

The consolidated statements of financial position and the related consolidated statements of loss and comprehensive loss, changes in equity and cash flows included in each Company Report have been prepared from, and are in accordance with, the books and records of the Company and its consolidated subsidiary entities (“Subsidiaries”), (A) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates shown and the results of the consolidated loss and comprehensive loss, changes in equity and cash flows of the Company and consolidated Subsidiaries for changes in equity and cash flows of the Company and its consolidated Subsidiaries for the respected fiscal periods set forth, subject, in the case of any unaudited financial statements, to normal recurring year-end audit adjustments, (B) have been prepared in accordance with IFRS consistently applied during the periods involved, and in the case of unaudited financial statements except for the absence of footnote disclosure, and (C) otherwise comply in all material respect with the requirements of the Commission.

iii.

Since [•][1], (A) the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of business and (B) no events, changes or developments have occurred that, individually or in the aggregate, have had or would reasonably be expected to constitute a Material Adverse Event.

[1]	To be the last day of the most recent fiscal year period of the Company pursuant to which an annual report on Form 20-F of the Company was filed with the Commission.

(u) Litigation. There is no action, cause of action, claim, demand, litigation, suit, investigation, judgment, writ or decree by any Governmental Authority, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise (a “Proceeding”) pending, or to the knowledge of the Company, threatened, that would reasonably be expected to constitute a Material Adverse Event, (i) against or by the Company or any of its Subsidiaries, or (ii) against or by any officer or director of the Company or any of its Subsidiaries arising out of their employment or service to the Company or any of its Subsidiaries.

(v) Intellectual Property.

i.

To the Company’s knowledge, the Company and its Subsidiaries own or have sufficient rights to all Company owned Intellectual Property Rights (as defined below) used in or necessary for the operation of the businesses of the Company and its Subsidiaries as currently conducted in all material respects, without any violation or infringement (or in the case of third-party patents, patent applications, trademarks, trademark applications, service marks, or service mark applications, without any violation or infringement known to the Company) of the rights of any Person.

ii.

To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company or any of its Subsidiaries violates or will violate any license or infringes or will infringe any rights to Intellectual Property Rights (as defined below) of any other Person in any material respect.

iii.

Other than with respect to commercially available software products under standard end user object code license agreements, there is no outstanding option, license, contracts, claim, encumbrance or shared ownership interest of any kind relating to the Intellectual Property Rights (as defined below) owned or used by the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or contracts of any kind with respect to the Intellectual Property Rights (as defined below) of any other Person, in each case, that is material to the Company and its Subsidiaries, taken as a whole.

iv.

None of the Company and its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated or, by conducting its business, would violate any Intellectual Property Rights (as defined below) of any other Person, in each case, where such violation is material to the Company and its Subsidiaries, taken as a whole.

v.

None of the Intellectual Property Rights (as defined below) owned by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, has been held invalid or unenforceable and there is no pending or, to the Company’s knowledge, threatened claims or Proceedings asserting that such Intellectual Property Right is invalid or unenforceable. None of the Intellectual Property Rights (as defined below) owned by the Company and Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, is or has been the subject matter of any dispute or potential dispute.

vi.

Each registered Intellectual Property Right (as defined below) owned by the Company that is material to the Company and its Subsidiaries, taken as a whole, has been properly maintained and all applicable maintenance fees and renewal fees have been paid.

vii.

The Company and the Subsidiaries have used their commercially reasonable efforts to safeguard and maintain the secrecy of any Trade Secrets (as defined below) owned by the Company or any of its Subsidiaries. To the Company’s knowledge, there has been no violation or unauthorized access to or disclosure of any Trade Secrets of, or in the possession of or processed by, the Company or any Subsidiary of the Company, or of any written obligation with respect to such, in each case, where such violation, unauthorized access or disclosure is material to the Company and its Subsidiaries, taken as a whole.

viii.

To the Company’s knowledge, since April 5, 2022, no Person is or was infringing, misappropriating, misusing, diluting or violating any Company-owned Intellectual Property Rights (as defined below) in any material respect. None of the Company or any Subsidiary has made any written claim commencing Proceedings against any Person alleging any infringement, misappropriation or other violation of any Company-owned Intellectual Property Rights (as defined below) in any material respect.

ix.

“Intellectual Property Rights” means all (A) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing; (B) trademarks, service marks, trade names, service names, brand names, trade dress writes, logos, Internet domain names, corporate names and other source of business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing; (C) copyrights, works of authorship, data, database and design rights, and mask work writes, whether or not registered or published, and all registrations, applications renewals, extensions and reversions of any the foregoing; (D) trade secrets, know-how, confidential or proprietary information, including invention disclosures, inventions, ideas, algorithms, formulae, processes, methods, techniques, and models, technologies, protocols, methodologies, formulations, layouts, specifications, discoveries, compositions, industrial models, architectures, drawings, plans, ideas, research and development, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals, in each case whether patentable or not and whether reduced to practice or not (collectively, “Trade Secrets”); (E) rights in software; and (F) any other intellectual property rights.

(w) Accuracy of Representations. The Company understands that Purchaser is entering into the Transactions contemplated by the Transaction Documents in reliance, and will rely, upon the truth and accuracy of the foregoing representations and warranties, acknowledgements and agreements in this Section 5.

6. Purchaser Representations and Warranties. Purchaser represents and warrants to the Company that:

(a) Purchaser (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite power and authority to enter into and perform its obligations under the Transaction Documents.

(b) Each Transaction Document has been duly executed and delivered by Purchaser, and assuming the due authorization, execution and delivery of the same by the Company, each Transaction Document shall constitute the valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Assuming the accuracy of the Company’s representations and warranties of set forth in Section 5 in all material respects, the execution and delivery of the Transaction Documents, and the performance by the Purchaser of its obligations under the Transaction Documents, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Purchaser pursuant to the terms of (i) any material indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or to which any of the property or assets of Purchaser is subject; (ii) the organizational documents of Purchaser (if any); or (iii) any Applicable Law of any Governmental Authority having jurisdiction over Purchaser or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. For purposes of this Agreement, a “Purchaser Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Purchaser that would reasonably be expected to have a material adverse effect on Purchaser’s ability to consummate the Transactions, including the Note Purchase or the issuance of the Ordinary Shares issuable upon the conversion of the Note in the manner contemplated thereunder.

(d) Purchaser (i) (A) is an institutional “accredited investor” (within the meaning of Rule 501 under the Securities Act), or (B) understands that the sale of the Note is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”), and acknowledges and agrees that he, she or it is not a U.S. Person (as defined in Regulation S) or a United States person (as defined in Section 7701(a)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), is acquiring the Note in an offshore transaction in reliance on Regulation S, and has received all the information that it considers necessary and appropriate to decide whether to acquire the Note hereunder, (ii) is acquiring the Note only for its own account and not for the account of others, or if Purchaser is acquiring the Note as a fiduciary or agent for one or more investor accounts, Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Note with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Purchaser is not an entity formed for the specific purpose of acquiring the Note, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).

(e) Purchaser understands that the Note or any Ordinary Shares issuable upon conversion of the Note in the manner contemplated thereunder are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that neither the Note nor the Ordinary Shares issuable upon conversion of the Note in the manner contemplated thereunder have been registered under the Securities Act. Purchaser understands that the Note may not be resold, transferred, pledged or otherwise disposed of by Purchaser absent an effective registration statement under the Securities Act, except (i) to the Company or a Subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(1 1/2)” or to a non-U.S. person pursuant to an offer or sale that occurred outside the United States within the meaning of Regulation S under the Securities Act), or (iii) an ordinary course pledge such as a broker lien over account property generally and, in each of cases (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and as a result of these transfer restrictions, Purchaser may not be able to readily resell the Note and may be required to bear the financial risk of an investment in the Note for an indefinite period of time. Purchaser acknowledges and agrees that the Ordinary Shares issuable upon conversion of the Note in the manner contemplated thereunder will not be guaranteed to be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Purchaser understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of the Note. Purchaser acknowledges and agrees that, at the time of issuance, the Note, or the certificate or book entry position representing the Ordinary Shares issuable upon conversion of the Note, will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (III) TO THE COMPANY, OR (IV) PURSUANT TO AN ORDINARY COURSE PLEDGE SUCH AS A BROKER LIEN OF ACCOUNT PROPERTY GENERALLY, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

(f) Purchaser understands and agrees that Purchaser is purchasing the Note directly from the Company. Purchaser further acknowledges that there have not been, and Purchaser hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Purchaser by the Company, any of the Company’s affiliates or any control Persons, officers, directors, employees, partners, agents or representatives or any other Person, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Agreement.

(g) In making its decision to purchase the Note, Purchaser has (i) conducted its own investigation of the Company and the Note; (ii) had access to, and an adequate opportunity to review, financial and other information as it deems necessary to make its decision to purchase the Note; (iii) been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as it deemed necessary in connection with its decision to purchase the Note; and (iv) made its own assessment and satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Note.

(h) Purchaser acknowledges that it is able to fend for itself and is aware that there are substantial risks incident to the purchase and ownership of the Note. Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note, and Purchaser has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as Purchaser deemed necessary in connection with its decision to purchase the Note, and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Note. Purchaser has adequately analyzed and fully considered the risks of an investment in the Note and determined that the Note is a suitable investment for Purchaser and that Purchaser is able at this time and in the foreseeable future to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(i) Purchaser understands and acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Note or made any findings or determination as to the fairness of this investment.

(j) Purchaser is not (i) a Person named on any OFAC List, or a Person prohibited by any Sanctions, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Purchaser further represents and warrants that the funds held by Purchaser are not derived from illegal activities.

(k) Purchaser is not controlled by (i) a Sanctioned Person, or (ii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

(l) Purchaser is not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code.

(m) As of the date hereof, Purchaser is not a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(n) No broker, finder or other financial consultant is acting on Purchaser’s behalf in connection with this Agreement or the Transactions in such a way as to create any liability of the Company for the payment of any fees, costs, expenses or commissions.

(o) Purchaser understands that the Company is entering into the Transactions contemplated by the Transaction Documents in reliance, and will rely, upon the truth and accuracy of the foregoing representations and warranties, acknowledgements and agreements in this Section 6.

7. Covenants.

(a) Listing. The Company shall (i) use its commercially reasonable efforts to (A) promptly secure and maintain the listing on Nasdaq of all of the Ordinary Shares issuable upon conversion of the Note in the manner contemplated thereunder upon the issuance thereof, and (B) until the Maturity Date (as defined in the Note) maintain the listing or authorization for quotation (as the case may be) of the Ordinary Shares on the Nasdaq Global Market or the Nasdaq Global Select Market, and (ii) not take any action which would be reasonably expected to result in the delisting or suspension of the Ordinary Shares on the Nasdaq Global Market or the Nasdaq Global Select Market. Notwithstanding anything to the contrary in this Section 7(a), nothing in this Section 7(a) shall prohibit or restrict the Company from any discussion, negotiation, execution, implementation or consummation of any take-private transaction or any activity in furtherance thereof or incidental thereto; provided, that no delisting shall be effected in connection with a potential take-private transaction except in connection with the consummation thereof.

(b) Reservation of Shares. So long as the Note remains outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, the maximum number of Ordinary Shares to provide for the full conversion of the Note and any payment of accrued and unpaid interest thereon. At no time shall the number of Ordinary Shares reserved pursuant to this Section 7(b) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction or proportionally in connection with any conversion or redemption, as applicable, of the Note.

(c) Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the Note Purchase shall be paid by the Party incurring such cost or expense.

(d) Survival Period. All of the agreements, covenants, representations and warranties made by each Party in this Agreement shall survive the Closing.

8. Termination.

(a) This Agreement may be terminated by mutual written agreement of the Parties.

(b) Effect of Termination. If this Agreement is terminated as permitted by Section 8(a), this Agreement shall become null and void and of no further force or effect; provided that nothing herein shall relieve any Party from any liability or obligation for any willful breach of this Agreement or fraud that occurred prior to such termination.

9. Miscellaneous.

(a) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, and in each such case upon confirmation of receipt by the intended recipient or when sent with no undeliverable email or other undeliverable or rejection notice, (iii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five (5) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(a). A courtesy electronic copy of any notice sent by methods (i), (iii) or (iv) above shall also be sent to the recipient via electronic mail if provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 9(a). For the purposes of this Agreement, “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the United Kingdom, New York, or Taiwan are authorized or required by Applicable Law to be closed for business.

(b) Each of the Company and Purchaser is irrevocably authorized to produce the Transaction Documents or a copy hereof or thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(c) Neither this Agreement nor any rights that may accrue to Purchaser hereunder (other than the Note acquired hereunder), if any, may be transferred or assigned except as provided in the two succeeding sentences. Neither this Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned. Notwithstanding the foregoing, Purchaser may assign its rights and obligations under this Agreement to another Person in connection with a transfer of the Note in accordance with the terms set forth therein, provided that no such assignment shall relieve Purchaser of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief.

(d) This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the Parties.

(e) This Agreement (including the exhibits or schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties, with respect to the subject matter hereof. Except as set forth in this Section 9(e), Section 9(f) and Section 9(i) with respect to the Persons specifically referenced therein, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective permitted successors and assigns, and the Parties acknowledge that such Persons so referenced are third party beneficiaries of the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to such provisions.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(g) If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(h) This Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all Parties had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(i) This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such Party is entitled at law, in equity, in contract, in tort or otherwise.

(k) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, Proceeding, hearing, audit, investigation or reviews by or before any Governmental Authority related hereto), including matters of validity, construction, effect, performance and remedies.

(l) EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(m) Each of the Parties (including any Person asserting rights as a third party beneficiary) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in Wilmington, Delaware), for the purposes of any suits, proceedings, claim, demand, action or cause of action arising out of or relating to this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such suits, proceedings, claim, demand, action or cause of action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suits, proceedings, claim, demand, action or cause of action has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any suit, proceeding, claim, demand, action or cause of action against such Party (i) arising under this Agreement, or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 9(m) for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) that (I) the suit, proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (II) the venue of such suit, proceeding, claim, demand, action or cause of action against such Party is improper, or (III) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth in Section 9(a) shall be effective service of process for any such suit, proceeding, claim, demand, action or cause of action.

(n) This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party.

(o) The Company may issue one or more press releases and filings by the Company with the Commission a Current Report on Form 6-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the Transactions, the sale of the Note or any other material, nonpublic information that the Company or any Person acting on behalf of or at the direction of the Company, has provided to Purchaser at any time prior to the filing of the Disclosure Document. For the avoidance of doubt, the Company may not publicly make reference to Purchaser or any of its affiliates in connection with this Agreement or the Transactions or in any other promotional materials, media or similar circumstances, except as required by Applicable Law or at the request of the staff of the Commission or other regulatory agency or otherwise with the prior written consent of Purchaser (such consent to not be unreasonably withheld).

(p) From and after the issuance of the Disclosure Document, to the Company’s knowledge, Purchaser shall not be in possession of any material, non-public information received from the Company or any Person acting on behalf of or at the direction of the Company. Except with the express written consent of Purchaser and unless prior thereto Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and the Company shall cause any Person acting on behalf of or at the direction of the Company not to, provide Purchaser with any material, non-public information regarding the Company or the issuance and sale of the Note from and after the filing of the Disclosure Document; provided, however, that the foregoing will not apply to any contractual information rights that Purchaser may have with the Company under a separate agreement (including the Letter Agreement), except to the extent that, if the Company would be providing material, non-public information to Purchaser under separate contracts Purchaser and the Company may have (including the Letter Agreement), the Company will use commercially reasonable efforts to cooperate with any reasonable written request of Purchaser to avoid the disclosure of such material, non-public information to Purchaser (and (i) the Company’s provision of any information pursuant to the request of Purchaser for such information shall not be deemed a breach by the Company of this clause (p), and (ii) the Company’s withholding of any information pursuant a request of Purchaser shall, notwithstanding anything to the contrary in any such separate agreement (including the Letter Agreement), not be deemed a breach by the Company of its obligations to provide such information under such separate agreement (including the Letter Agreement)).

(q) No delay or omission to exercise, or failure to assert, any right, power or privilege of any Party under this Agreement shall impair any such right, power or privilege of such Party, nor shall it constitute, or be construed to be, a waiver of any such right, power or privilege. No single or partial exercise of any rights under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(r) For the purposes hereof: (i) words in the singular shall be construed to mean the plural and vice versa and words of one gender shall be construed to mean all other genders (including the neutral gender) as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including the articles, sections or exhibits) and not to any particular provision of this Agreement, and Article, Section or Exhibit references are to the Article, Section or Exhibit to this Agreement unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall be deemed to be followed by the words “without limitation”; (iv) the words “or”, “any”, “neither”, “nor” or “either” shall not be exclusive; (v) all references to “US$”, “$” and dollars shall be deemed to refer to United States currency, unless otherwise specifically provided; (vi) if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day; and (vii) references herein to any Applicable Law shall be deemed to refer to such Applicable Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder.

(s) With regard to each and every term and condition of this Agreement, the Parties acknowledge and agree that the same have or has been mutually and fairly negotiated, prepared and drafted at arms’ length and that the final terms of this Agreement are the product of the Parties’ negotiations, and if at any time this Agreement or any such terms or conditions are required to interpreted or construed in accordance with the terms herein, no consideration will be given to the Party which actually prepared, drafted or requested any term or condition of this Agreement. Each Party agrees that this Agreement has been purposefully drawn, jointly and equally drafted and correctly reflects each Party’s understanding of the transactions contemplated by this Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Purchaser has executed or caused this Agreement to be executed by its duly authorized representative as of the date first set forth above.

COMPANY:

GOGORO INC.

By:
Name:	Hok-Sum Horace Luke
Title:	Chief Executive Officer

Address for Notices:

Gogoro Inc.
11F, Building C
No. 225, Section 2, Chang’an E. Rd., SongShan District, Taipei City 105
Taiwan
Attn:	Hok-Sum Horace Luke
Bruce Aitken
E-mail:	[redacted]

with a copy to (which will not constitute notice):

Simpson Thacher & Bartlett 35th Floor, ICBC Tower 3 Garden Road
Central, Hong Kong
Attn:	Yi Gao
Yang Wang
Facsimile:	+852 2514-7600
Email:	[redacted]

PURCHASER:

CASTROL HOLDINGS INTERNATIONAL LIMITED

By:
Name:
Title:

Address for Notices:

Castrol Holdings International Limited
Chertsey Road, Sunbury on Themes
Middlesex, TW16 7BP
United Kingdom
Attn:	Adaora Mozie
E-mail:	[redacted]

and

BP Oil UK Limited
Chertsey Road, Sunbury on Thames,
Middlesex, TW16 7BP
United Kingdom
Attn:	Taryn Parks, Managing Counsel, C&P - UK and Global Business
Email:	[redacted]

with a copy to (which will not constitute notice):

BP America Inc. 501 WestLake Park Blvd.
Houston, Texas 77079
Attn:	Eugene Nikulin, Managing Counsel, M&A
Email:	[redacted]

EXHIBIT A

Form of Convertible Note

Exhibit A

Form of Convertible Note

CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. TRANSFER OF THESE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY OCCUR ONLY IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THIS SECURITY AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE ARE FURTHER SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 13 HEREOF AND IN THE NOTE PURCHASE AGREEMENT, AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

GOGORO INC.

CONVERTIBLE NOTE

Issuance Date: [•]	Original Principal Amount: $25,000,000.00

(the “Issuance Date”)

FOR VALUE RECEIVED, Gogoro Inc., a Cayman Islands exempted company (the “Issuer”), hereby promises to pay to Castrol Holdings International Limited, a private limited company incorporated, domiciled and registered in England and Wales (registered number 12825643), having a registered office at Chertsey Road, Sunbury on Themes, Middlesex, TW16 7BP, United Kingdom, or its permitted assigns (in its capacity as the sole holder of this Note (as defined below) on the Issuance Date, the “Initial Noteholder” and together with each other Person that becomes a holder of a note issued pursuant to the terms of this Note, collectively, the “Noteholder”), subject to the terms and conditions set forth herein, the amount set forth above as the Original Principal Amount (as increased or reduced pursuant to the terms hereof pursuant to PIK Amounts, redemption, conversion or otherwise in accordance with the terms of this Convertible Note, the “Principal”) when due, whether upon the Maturity Date, or upon acceleration, redemption or otherwise (in each case, in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate on each Interest Date pursuant to the terms set forth herein until the same becomes due and payable, whether upon the Maturity Date or upon acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including each of the Annexes attached hereto and any convertible note issued in exchange, transfer or replacement hereof in accordance with Section 13, this “Note”) is issued pursuant to the note purchase agreement (the “Note Purchase Agreement”) dated as of [•] between the Issuer, the Initial Noteholder and each other Noteholder from time to time party thereto, as amended from time to time. Certain capitalized terms used herein and not otherwise defined herein (including in Annex A (the “Definitions Annex”)) shall have the meanings ascribed to such terms in the Note Purchase Agreement.

1.

Payments Of Principal. On the Maturity Date, the Issuer shall pay to the Noteholder an amount in cash in U.S. dollars representing all outstanding Principal, together with all accrued and unpaid Interest (if any) on such Principal on the Maturity Date.

2.	Interest; Interest Rate.

(a)

Interest on this Note shall (i) commence accruing on the Issuance Date, (ii) be computed on the basis of actual number of days in a 360-day year, and (iii) be payable, at the election of the Issuer, in cash or in kind (in accordance with Section 2(b) below) on the Interest Date with respect to each Interest Period in accordance with the terms of this Note (excluding, for the avoidance of doubt, any period during which Interest ceases to accrue pursuant to the terms of this Note). All such Interest shall accrue at the applicable Interest Rate with respect to such Interest Period; provided that notwithstanding the foregoing, if an Event of Default has occurred and is continuing, Interest shall accrue, to the fullest extent permitted by Applicable Law, at a rate equal to the applicable Interest Rate plus 2.00% per annum (which additional 2.00% per annum shall be payable in cash) until the relevant Event of Default shall have been cured or waived in accordance with the terms of this Note. In the case of a conversion in accordance with Section 5, a redemption in accordance with Section 6 or any required payment upon a Change of Control Transaction or Event of Default, in each case, prior to the payment of Interest on an Interest Date, accrued and unpaid Interest on this Note as of the date of any such event shall be payable by way of inclusion of such Interest in the Optional Conversion Amount, the Automatic Conversion Amount, the Optional Redemption Price, or the Forced Redemption Price, as applicable, on the applicable date of conversion or Redemption Date.

(b)

Subject to Applicable Law, at any time Interest is due and payable hereunder, such Interest shall be paid in cash, or, at the option of the Issuer with no less than five (5) Business Days’ written notice to the Initial Noteholder for and on behalf of the Noteholders prior to the applicable Interest Date (such written notice, a “PIK Notice”), may be capitalized by adding such amounts to the aggregate outstanding principal balance of this Note then outstanding on the applicable Interest Date (each such capitalized amount a “PIK Amount”). In the absence of a PIK Notice being delivered to the Initial Noteholder at least five (5) Business Days (or such shorter period as the Initial Noteholder may reasonably agree) prior to the applicable Interest Date, Interest shall be paid in cash for the applicable Interest Period on the applicable Interest Date. In the event that a PIK Notice is delivered by the Issuer and Interest is capitalized, the Issuer shall update the Register to reflect the increased Principal amount that arises as a result of such capitalization of Interest.

3.

Payments Free of Taxes. Any and all payments by or on account of any obligation of the Issuer under this Note shall be made free and clear of and without withholding or deduction for any Taxes, except as required by Applicable Law. If any Applicable Law requires the deduction or withholding of any Tax from any payment under this Note, then (i) the amount payable by the Issuer shall be increased as necessary so that after such deduction or withholding has been made (including such deductions or withholdings applicable to additional sums payable under this Section 3) the Noteholder receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Issuer shall make such deductions and (iii) the Issuer shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law and file all required forms in respect thereof and, at the same time, provide copies of such remittance and filing to the Noteholder.

4.

Use of Proceeds. The Issuer shall use the proceeds of this Note exclusively as follows: (i) $20,000,000.00 to fund the Strategic Partnership and (ii) $5,000,000.00 to fund other strategic investments as approved by the Issuer’s board of directors from time to time so long as such investments are within the scope of the business of the Issuer conducted as of the date hereof (which, for the avoidance of doubt, shall be consistent with the current scope of the business of the Issuer as described in the Issuer’s most recently filed Annual Report on Form 20-F); provided that, for the avoidance of doubt, the Issuer shall not use the proceeds of this Note for any redemptions, dividends or other distributions to any shareholders of the Issuer (other than in accordance with the terms hereof).

5.	Conversion of Note.

(a)

Noteholder Optional Conversion Right. The Noteholder shall be entitled at its option at any time and from time to time (other than at such time as any conversion rights of the Noteholder shall have been suspended pursuant to the terms of this Note) to convert all or a portion of the outstanding Principal and the accrued and unpaid Interest on this Note (collectively, the “Optional Conversion Amount”) into that number of validly issued, fully paid and non-assessable Ordinary Shares equal to the Optional Conversion Amount divided by the Conversion Price. To convert any Optional Conversion Amount into Ordinary Shares on any Trading Day (the date of such conversion, a “Optional Conversion Date”), the Noteholder shall deliver, for receipt by no earlier than 4:00 p.m. New York time, and no later than 11:59 p.m., New York time, on the Optional Conversion Date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Noteholder Conversion Notice”) to the Issuer, which Noteholder Conversion Notice shall set forth (i) the Optional Conversion Amount, (ii) the calculation of the accrued and unpaid Interest included in the Optional Conversion Amount as of the Optional Conversion Date, and (iii) the calculation of the number of Ordinary Shares required to be delivered in respect of such Noteholder Conversion Notice.

(b)

Automatic Conversion. Upon the achievement of the Operational Milestones on or prior to the Maturity Date (such date, the “Operational Milestones Achievement Date”), the Issuer shall, as promptly as practicable (but no later than two (2) Business Days) after the Operational Milestones Achievement Date, deliver to the Noteholder written notice that the Operational Milestones have been achieved (the “Operational Milestones Notice”). Following the delivery to the Noteholder of the Operational Milestones Notice, all of the outstanding Principal and all of the accrued and unpaid Interest on this Note (collectively, the “Automatic Conversion Amount”) will be converted automatically into that number of validly issued, fully paid and non-assessable Ordinary Shares equal to the Automatic Conversion Amount divided by the Conversion Price (the date of such conversion, the “Automatic Conversion Date” and together with the Optional Conversion Date, a “Conversion Date”). To convert the Automatic Conversion Amount into Ordinary Shares on the Automatic Conversion Date, the Issuer shall deliver, for receipt by no earlier than 4:00 p.m. New York time, and no later than 11:59 p.m., New York time, on the Automatic Conversion Date, a copy of the executed Operational Milestones Notice to the Noteholder, which Operational Milestones Notice shall set forth (i) the Automatic Conversion Amount, (ii) the calculation of the accrued and unpaid Interest included in the Automatic Conversion Amount as of the Automatic Conversion Date, and (iii) the calculation of the number of Ordinary Shares required to be delivered in respect of such Operational Milestones Notice.

(c)	Mechanics of Conversion.

(i)

Satisfaction of Conversion. Any conversion in accordance with this Section 5 shall be deemed satisfied upon delivery of (1) the appropriate number of Ordinary Shares to the Noteholder in book entry form, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws), in the name of the Noteholder, and (2) evidence from the Issuer’s transfer agent of the issuance to the Noteholder of such Ordinary Shares on and as of the Conversion Date, being a copy of the records of the Issuer legally recording the Noteholder as the owner of such Ordinary Shares, in substantially the form set forth in Exhibit III (the “Conversion Share Delivery Deadline”). For greater certainty, the Conversion Date does not count as a Trading Day. The Person or Persons entitled to receive the Ordinary Shares issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Ordinary Shares on the Conversion Date.

(ii)

Return of Note. Following a conversion of this Note in accordance with this Section 5, the Noteholder shall as soon as practicable (and in no event later than two (2) Business Days) after such conversion and at its own expense, surrender this Note to a nationally recognized overnight delivery service for delivery to the Issuer (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14(b)). If this Note is physically surrendered for conversion and the outstanding Principal is greater than the Principal portion of the Optional Conversion Amount being converted, then the Issuer shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of this Note and at its own expense, issue and deliver to the Noteholder (or its designee) a new Note (in accordance with Section 14(c)) representing the outstanding Principal not converted.

(iii)

The Issuer shall not issue any fraction of an Ordinary Share upon any conversion. If the conversion would result in the issuance of a fraction of an Ordinary Share, the Issuer shall round such fraction of an Ordinary Shares down to the nearest whole share.

6.	Redemptions by the Issuer. This Note may be redeemed at the option of the Issuer on the terms and subject to the conditions set forth in this Section 6.

(a)

Optional Redemption Right. The Issuer shall be entitled to redeem (an “Optional Redemption”) at any time and from time to time all or any portion of the outstanding Principal (the “Optional Redemption Amount”) on the terms and subject to the conditions of this Section 6 for a cash price equal to the Optional Redemption Price; provided that any Optional Redemption shall be suspended, and the Issuer shall have no obligation to consummate any such Optional Redemption, at any time following delivery of a Redemption Notice, if the Noteholder’s entitlement to redemption shall have been suspended pursuant to the terms of this Note.

(b)	Mechanics of Redemption.

(i)

Redemption Notice. To exercise its right to make any Optional Redemption pursuant to Section 6(a), the Issuer shall deliver to the Noteholder not less than five (5) Business Days but no more than fifty (50) Business Days prior to a Redemption Date a copy of an executed notice of redemption in the form attached hereto as Exhibit II (when used in connection with a redemption pursuant to this Section 6, the “Redemption Notice”), which Redemption Notice shall set forth (1) the Optional Redemption Price, (2) the applicable Optional Redemption Amount and (3) a calculation of the accrued and unpaid Interest included in the Optional Redemption Price, in each case as of the Redemption Date; provided that the Redemption Notice may provide that the Optional Redemption is conditioned on the occurrence of another event as may be described in such Redemption Notice.

(ii)

Satisfaction of Redemption. Any redemption on a Redemption Date in accordance with this Section 6 shall be deemed satisfied upon payment of the Optional Redemption Price in cash to the Noteholder by the end of the proposed Redemption Date set forth in the Redemption Notice.

(iii)

Return of Note. Following a redemption of this Note in accordance with this Section 6, the Noteholder shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of the Optional Redemption Price and at its own expense, surrender this Note to a nationally recognized overnight delivery service for delivery to the Issuer (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14(b)). If this Note is physically surrendered pursuant to an Optional Redemption and the outstanding Principal of this Note is greater than the Principal portion of the Optional Redemption Amount being redeemed, then the Issuer shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of this Note and at its own expense, issue and deliver to the Noteholder (or its designee) a new Note (in accordance with Section 14(c)) representing the outstanding Principal not redeemed.

(iv)

Conversion Prior to Redemption. The Noteholder may convert this Note at its option pursuant to Section 5(a) hereof at any time after receipt of a Redemption Notice and prior to payment of the Optional Redemption Price. If any Optional Redemption is conditioned on the occurrence of another event, the Redemption Notice relating to such Optional Redemption shall provide that the Issuer will notify the Noteholder when such event has occurred, and the Noteholder shall have at least three (3) Business Days after receipt of such notice to exercise its option to convert this Note pursuant to Section 5(a).

7.	Rights Upon Event of Default.

(a)	Events of Default. Each of the following events shall constitute an “Event of Default”:

(i)	default in any payment of Interest on this Note when due and payable that has continued for a period of thirty (30) days;

(ii)

default in the payment of Principal and accrued but unpaid Interest (if any) within five (5) Business Days of becoming due and payable on the Maturity Date, a Redemption Date or upon declaration of acceleration hereunder;

(iii)

failure by the Issuer to comply with its obligation to convert this Note in accordance with the terms hereof upon exercise by the Noteholder of its conversion right in accordance with the terms hereof; provided that such failure continues for a period of five (5) Business Days after the date such conversion or issuance was required to occur;

(iv)	failure by the Issuer to comply with Section 1 of Annex A-2 (Negative Covenants) in accordance with the terms set forth therein;

(v)

any material breach or material failure to perform any of the covenants or other agreements contained in this Note (other than any breach of or failure to perform any of the covenants contained in clause 6 (Financial Covenants) of Annex A-1 (Affirmative Covenants)) which material breach or failure shall not have been cured within thirty (30) days following receipt of written notice from the Noteholder of such material breach or failure;

(vi)

any (A) “Event of Default” (howsoever defined) under the Existing Debt Agreements or (B) default by the Issuer or any Subsidiary with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of $10,000,000 or more (or its foreign currency equivalent as of the date of such default) in the aggregate of the Issuer or such subsidiary, whether such Indebtedness now exists or shall hereafter be created (other than such Indebtedness arising under the Existing Debt Agreements), (1) resulting in such Indebtedness becoming or being declared due and payable prior to its stated maturity date or (2) constituting a failure to pay the principal of any such Indebtedness when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase or redemption or upon declaration of acceleration, and in the cases of clauses (1) and (2), such acceleration shall not have been rescinded or annulled, such failure to pay or default shall not have been cured or waived, and such Indebtedness is not paid or discharged, as the case may be, within thirty (30) days after written notice of such default to the Issuer by the Noteholder;

(vii)

failure by the Issuer to pay any final, non-appealable judgments, individually or in the aggregate, of an amount (net of amounts covered by insurance or bonded) in excess of $10,000,000, and such judgment or judgments have not been satisfied, stayed, paid, discharged, vacated, bonded, annulled or rescinded for a period of thirty (30) days after the judgment becomes final and non-appealable;

(viii)

commencement by the Issuer or a Significant Subsidiary of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or a Significant Subsidiary or their respective Indebtedness under any Debtor Relief Law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary or any substantial part of their respective property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors;

(ix)

an involuntary case or other proceeding having been commenced against the Issuer or a Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Issuer or a Significant Subsidiary or their respective Indebtedness under any Debtor Relief Law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary or any substantial part of their respective property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) consecutive days;

(x)	the Ordinary Shares ceasing to be listed on Nasdaq or any other Eligible Market;

(xi)

at any time after the execution and delivery of this Note, the Issuer or any of its directors or officers becomes a Sanctioned Person or knowingly acts directly or indirectly on behalf of a Sanctioned Person; or

(xii)

at any time after the execution and delivery thereof, (1) this Note ceases for any reason (including as a result of any change to any Applicable Laws) to be valid, binding and in full force and effect or shall be declared, by a court of competent jurisdiction, to be null and void, (2) the Noteholder is restricted or prohibited for any reason under any Applicable Law from enforcing any right under the terms and conditions of this Note or (3) the Issuer shall contest, in writing, to the validity or enforceability of any provision of this Note.

(b)

Notice of Default. Within three (3) Business Days of any Responsible Officer obtaining knowledge of the occurrence of a Default with respect to this Note, the Issuer shall deliver written notice thereof (a “Default Notice”) to the Noteholder that includes (i) a reasonable description of the applicable Default, (ii) a certification as to whether, in the opinion of the Issuer, such Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Issuer to cure such Default and (iii) a certification as to the date the Default occurred; provided, that if any such Default is cured within three (3) Business Days of any Responsible Officer obtaining knowledge of the occurrence of such Default, the Issuer shall not be required to deliver a Default Notice.

(c)	In addition to the foregoing:

(i)

Automatic Acceleration. If a Bankruptcy Event of Default occurs, then the Principal of, and all accrued and unpaid interest on, this Note will immediately become due and payable without any further action or notice by any Person.

(ii)

Optional Acceleration. If an Event of Default (other than a Bankruptcy Event of Default) occurs and is continuing, then the Noteholder may, by notice to the Issuer, declare the Principal, and all accrued and unpaid Interest on, this Note to become due and payable immediately.

(iii)

Rescission of Acceleration. Notwithstanding anything to the contrary in this Note, the Noteholder, by notice to the Issuer, may rescind any acceleration of this Note and its consequences if such rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission will affect any subsequent Default or impair any right consequent thereto.

(d)

The Issuer expressly agrees and acknowledges (to the fullest extent permitted by Applicable Law) that the amount payable in connection with any automatic acceleration of the Principal of this Note or any Forced Redemption Price in connection with a CoC Mandatory Redemption (as defined below) or an accelerated redemption set forth in Section 7(c) (collectively, the “Premium”) (w) shall constitute reasonable and proportionate compensation for any lost profits or damages of the Noteholders caused by such events, (x) is the product of an arm’s length transaction resulting from good faith negotiations between sophisticated parties having received independent legal advice, (y) is payable notwithstanding the then prevailing market rates at the time payment of the Premium is made and (z) shall be payable by the Issuer to the Noteholder as and to the extent provided in this Note, notwithstanding any automatic acceleration hereunder following a Bankruptcy Event of Default. The Issuer hereby expressly agrees (to the fullest extent permitted by Applicable Law) that with respect to the Premium payable under the terms of this Note (i) payment of the Premium hereunder constitutes liquidated damages, is not a penalty, punishment, “unmatured interest” as that term is used in Section 502(b) of the Bankruptcy Code (or otherwise), “unmatured debt” as that term is used in the Debtor Relief Laws of Taiwan (including the Taiwanese Bankruptcy Act) or an otherwise unenforceable, revocable or invalid obligation, and is a material inducement to each Noteholder, (ii) the actual amount of damages to the Noteholder or profits lost by the Noteholder as a result of the events requiring payment of the Premium hereunder would be impracticable and extremely difficult to ascertain, (iii) the amount of the Premium payable hereunder is provided by mutual agreement of the Issuer and the Noteholder, as a reasonable estimation and calculation of the damages that the Noteholder would incur upon the occurrence of events requiring payment of the Premium hereunder, and the Premium payable hereunder is reasonable in light of the circumstances, (iv) there has been a course of conduct between the Noteholder and the Issuer giving specific consideration in this transaction for such agreement to pay the Premium and (v) the Issuer shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Without limiting the generality of the foregoing, the Premium shall be fully earned, and automatically and immediately due and payable, on the date on which such Premium is required to be made pursuant to the terms of this Note. The Premium shall also be automatically and immediately due and payable if the obligations are satisfied by foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other similar means, or if the obligations are reinstated pursuant to section 1124 of the Bankruptcy Code or similar provisions under Debtor Relief Laws. The obligation to pay the Premium will not be subject to counterclaim or setoff for, or otherwise be affected by, any claim or dispute the Issuer may have (other than a claim of payment). In the event that the Premium is determined not to be due and payable by order of any court of competent jurisdiction, including by operation of Debtor Relief Laws, despite becoming due and payable in accordance with the terms of this Note, such Premium shall nonetheless constitute obligations under this Note for all purposes hereunder. The Noteholder has agreed to hold this Note in reliance of each such agreement and acknowledgement by the Issuer. THE ISSUER EXPRESSLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) THE PROVISIONS OF ANY PRESENT OR FUTURE APPLICABLE LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUM IN CONNECTION WITH ANY SUCH EVENT SET FORTH IN THIS NOTE. To the maximum extent permitted by Applicable Law, the Issuer agrees to waive the right to require the Noteholder to deliver such presentation, demand, certificate of refusal or any notice, unless otherwise provided in this Note.

8.	Rights Upon Change of Control Transaction.

(a)

CoC Mandatory Redemption. Upon the consummation of a Change of Control Transaction, the Issuer shall redeem all, but not less than all, of this Note remaining outstanding and unconverted at such time for a cash purchase price equal to the Forced Redemption Price (a “CoC Mandatory Redemption”).

(b)	Mechanics of Redemption.

(i)

Redemption Notice. Prior to a redemption by the Issuer pursuant to this Section 8, the Issuer shall deliver at least five (5) Business Days prior to a CoC Mandatory Redemption to the Noteholder, a copy of an executed notice of redemption in the form attached hereto as Exhibit II (when used in connection with a redemption pursuant to this Section 8, the “CoC Redemption Notice”) to the Noteholder, which CoC Redemption Notice shall, for greater certainty, set forth (i) the Forced Redemption Price and (ii) calculations of the accrued and unpaid Interest included in the Forced Redemption Price, in each case as of the Redemption Date.

(ii)

Satisfaction of Redemption. Any redemption on a Redemption Date in accordance with this Section 8 shall be deemed satisfied upon payment of the Forced Redemption Price in cash to the Noteholder on the same day that such Change of Control Transaction is consummated.

(iii)

Return of Note. Following a redemption of this Note in accordance with this Section 8, the Noteholder shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of the Forced Redemption Price and at its own expense surrender this Note to a nationally recognized overnight delivery service for delivery to the Issuer (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14(b)).

(iv)

Conversion Prior to Redemption. The Noteholder may convert this Note at its option pursuant to Section 5(a) hereof at any time after receipt of a CoC Redemption Notice and prior to payment of the Forced Redemption Price.

9.	Adjustments.

(a)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, the Issuer shall: (i) subdivide or re-divide its outstanding Ordinary Shares into a greater number of Ordinary Shares; (ii) reduce, reverse-split, combine or consolidate the outstanding Ordinary Shares into a smaller number of Ordinary Shares; (iii) issue options, rights, warrants or similar Securities to the holders of all of the outstanding Ordinary Shares; or (iv) issue Ordinary Shares or other Securities convertible into Ordinary Shares to the holders of all of the outstanding Ordinary Shares by way of a dividend or distribution, the number of Ordinary Shares issuable upon conversion of this Note on the date of the subdivision, re- division, reduction, reverse-split, combination or consolidation or on the record date for the issue of options, rights, warrants or similar Securities or on the record date for the issue of Ordinary Shares or other Securities convertible into Ordinary Shares by way of a dividend or distribution, as the case may be, shall be adjusted so that the Noteholder shall be entitled to receive the kind and number of Ordinary Shares or other Securities of the Issuer which it would have owned or been entitled to receive after the happening of any of the events described in this Section 9(a) had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustments made pursuant to this Section 9(a) shall become effective immediately after the effective time of such event retroactive to the record date, if any, for such event.

(b)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, there is (i) a reclassification of the Ordinary Shares or a capital reorganization of the Issuer (other than as described in Section 9(a)) or a consolidation, amalgamation, arrangement, binding share exchange, merger of the Issuer with or into any other Person or other entity or acquisition of the Issuer or other combination pursuant to which the Ordinary Shares are converted into or acquired for cash, Securities or other property; or (ii) a sale or conveyance of the property and assets of the Issuer as an entirety, or substantially as an entirety, to any other Person (other than a direct or indirect Wholly-Owned Subsidiary of the Issuer) or other entity or a liquidation, dissolution or winding-up of the Issuer (and, in any of the foregoing cases, that is not a Change of Control Transaction), the Noteholder, if it has not exercised its right of conversion prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Ordinary Shares then sought to be acquired by it, such amount of cash or the number of shares or other Securities or property of the Issuer or of the Person or other entity resulting from such merger, amalgamation, arrangement, acquisition, combination or consolidation, or to which such sale or conveyance may be made or which holders of Ordinary Shares receive pursuant to such liquidation, dissolution or winding-up, as the case may be, that the Noteholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, if, on the record date or the effective date thereof, as the case may be, the Noteholder had been the registered holder of the number of Ordinary Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of its conversion right at the Conversion Price.

(c)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, the Issuer shall issue Additional Ordinary Shares, without consideration or for a consideration per Ordinary Share less than the Conversion Price as of the date of issue thereof, then the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(i)	“CP2” shall mean the Conversion Price in effect immediately after such issue of Additional Ordinary Shares;

(ii)	“CP1” shall mean the Conversion Price in effect immediately prior to such issue of Additional Ordinary Shares;

(iii)

“A” shall mean the number of Ordinary Shares outstanding immediately prior to such issue of Additional Ordinary Shares (treating for this purpose as outstanding all Ordinary Shares issuable upon exercise of options outstanding immediately prior to such issue or upon conversion or exchange of securities or notes convertible into Ordinary Shares outstanding immediately prior to such issue);

(iv)

“B” shall mean the number of Ordinary Shares that would have been issued if such Additional Ordinary Shares had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Issuer (as determined in good faith by the Issuer’s board of directors) in respect of such issue by CP1); and

(v)	“C” shall mean the number of such Additional Ordinary Shares issued in such transaction.

(d)

If the Issuer or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for Ordinary Shares (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the 1934 Act), and the value (determined as of the Expiration Time by the Issuer’s board of directors) of the cash and other consideration paid per Ordinary Share in such tender or exchange offer exceeds the last reported sale price per Ordinary Share on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Price will be increased based on the following formula:

CP1 = CP0 x ((OS0 x SP) ÷ (AC + (SP x OS1)))

where:

CP0	= the Conversion Price in effect immediately before the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period (defined below) for such tender or exchange offer;

CP1	= the Conversion Price in effect immediately after the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

AC	= the aggregate value (determined as of the time (the “Expiration Time”) such tender or exchange offer expires by the Issuer’s board of directors) of all cash and other consideration paid for Ordinary Shares purchased or exchanged in such tender or exchange offer;

OS0	= the number of Ordinary Shares outstanding immediately before the Expiration Time (including all Ordinary Shares accepted for purchase or exchange in such tender or exchange offer);

OS1	= the number of Ordinary Shares outstanding immediately after the Expiration Time (excluding Ordinary Shares accepted for purchase or exchange in such tender or exchange offer); and

SP	= the average of the last reported sale prices per Ordinary Shares over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration Date;

provided, however, that the Conversion Price will in no event be adjusted down pursuant to this Section 9(d), except to the extent provided in the immediately following paragraph. Notwithstanding anything to the contrary in this Section 9(d), if the Conversion Date for this Note to be converted occurs during the Tender/Exchange Offer Valuation Period for such tender or exchange offer, then, solely for purposes of determining the Conversion Price for such conversion, such Tender/Exchange Offer Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Trading Day immediately after the Expiration Date to, and including, such Conversion Date. To the extent such tender or exchange offer is announced but not consummated (including as a result of the Issuer being precluded from consummating such tender or exchange offer under Applicable Law), or any purchases or exchanges of Ordinary Shares in such tender or exchange offer are rescinded, the Conversion Price will be readjusted to the Conversion Price that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of Ordinary Shares, if any, actually made, and not rescinded, in such tender or exchange offer.

(e)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, the Issuer shall make or issue, or fix a record date for, the determination of holders of Ordinary Shares entitled to receive (and subsequently make or issue), a dividend or other distribution payable in cash or other property not involving Ordinary Shares or other Securities convertible into Ordinary Shares (which is the subject of Section 9(a)), then and in each such event the Noteholder of this Note shall receive, and shall accept, upon the conversion of this Note into Ordinary Shares, a dividend or other distribution of such cash or other property in an amount equal to the amount of such cash or other property as it would have received if this Note had been converted into Ordinary Shares on the date of such event.

(f)

On the occurrence of any reclassification of, or other change in, the outstanding Ordinary Shares or any other event which is not a Change of Control Transaction or addressed in Sections 9(a), 9(b), 9(c), 9(d) or 9(e) (each, an “Unanticipated Event”), the parties will, in good faith, make such further adjustments and changes and take all necessary actions, subject to the approval of the Noteholder (not to be unreasonably withheld, conditioned or delayed), so as to ensure that the Noteholder receives, upon the conversion of this Note occurring at any time after the date of occurrence of the Unanticipated Event, such shares, securities, rights, cash or property that the Noteholder would have received if, immediately prior to the date of such Unanticipated Event, the Noteholder had been the registered holder of the number of Ordinary Shares to which the Noteholder would be entitled upon the conversion of this Note into Ordinary Shares.

(g)	The adjustments provided for in Sections 9(a), 9(b), 9(c), 9(d), 9(e) and 9(f) are cumulative and will be made successively whenever an event referred to therein occurs.

(h)

If at any time a question or dispute arises with respect to the adjustments provided for in Sections 9(a), 9(b), 9(c), 9(d), 9(e) or 9(f), such question or dispute will be conclusively determined by a firm of United States nationally recognized chartered professional accountants appointed by the Issuer and reasonably acceptable to the Noteholder, which shall not be the independent accountants of the Issuer or the Noteholder, unless otherwise mutually agreed in writing between the Issuer and the Noteholder (the “Accounting Referee”). The Accounting Referee shall have access to all necessary records of the Issuer and any such determination will be binding upon the Issuer and the Noteholder.

(i)

The Issuer shall, from time to time immediately after the occurrence of any event which requires an adjustment or re-adjustment as provided in Sections 9(a), 9(b), 9(c), 9(d), 9(e) or 9(f), deliver a certificate of the Issuer to the Noteholder specifying the nature of the event requiring the same and the amount of the necessary adjustment (or, in the case of Section 9(e), entitlement to cash or other property upon conversion) and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and, if reasonably required by the Noteholder, such certificate and the amount of the adjustment specified therein shall be verified by the Accounting Referee.

10.

Covenants. From the Issuance Date until the Reference Date (except as otherwise set forth in clause 5 (Information Rights) of Annex A-1 (Affirmative Covenants)), the Issuer hereby agrees as set forth in Annex A-1 and Annex A-2.

11.

Voting Rights. The Noteholder shall have no voting rights as the holder of this Note or any other rights as a holder of Ordinary Shares of the Issuer, except as required by Applicable Law; provided, that nothing contained in this Section 11 shall otherwise limit, restrict or amend any of the rights or privileges of the Initial Noteholder pursuant to the Subscription Agreement, the Subscription Agreement Side Letter or the Registration Rights Agreement.

12.

Amendments and Other Modifications. The prior written consent of the Issuer and the Noteholder shall be required for any change, modification, waiver or amendment to this Note. Any change, amendment, modification or waiver so approved shall be binding upon all existing and future holders of this Note.

13.	Transfer; Register.

(a)

The Issuer shall maintain a register (the “Register”) for the recordation of the name and address of the Noteholder and the principal amount of this Note (including as the Principal may be increased as the result of capitalization of Interest in accordance with Section 2(b) of this Note) and Interest accrued and unpaid thereon (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Issuer shall treat the Noteholder for all purposes (including the right to receive payments of Principal and Interest hereunder) as the owner hereof notwithstanding notice to the contrary, however, that upon its receipt of a written request to consummate a Permitted Transfer (as defined below), the Issuer shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to such Permitted Transferee pursuant to Section 14; provided, however, that the Issuer will not register any Transfer of this Note not made in accordance with Regulation S or pursuant to registration under the 1933 Act or an available exemption therefrom, and any such purported Transfer shall be null and void ab initio and unenforceable and the Issuer will not have any obligations to any such transferee. Notwithstanding the foregoing, in the event of any Transfer to one or more Affiliates of the Noteholder, upon the written request of the Issuer, the Noteholder will provide the name and contact information of such Person who is authorized to act on behalf of each such Affiliate in connection with this Note.

(b)

Note Transfer Restrictions. This Note may not be assigned, transferred, sold or otherwise disposed of (“Transfer”), or offered to be Transferred, by the Noteholder, except that the Noteholder may Transfer this Note, in whole or in part, to (i) an Affiliate of the Noteholder at any time (a “Permitted Affiliate Transfer”), or (ii) any Person upon the occurrence of an Event of Default pursuant to the terms set forth in Section 7 (in each case of (i) and (ii), such transferee, a “Permitted Transferee”) (such Transfer upon the occurrence of an Event of Default, a “Permitted EOD Transfer” and together with a Permitted Affiliate Transfer, a “Permitted Transfer”). Any purported Transfer that is not a Permitted Transfer will be null and void ab initio and unenforceable and the Issuer will not have any obligations to any such transferee.

(c)

If the Issuer does not update the Register to record the Principal, Interest converted or paid (as the case may be) and the dates of such conversions or payments (as the case may be), then the Register shall be automatically deemed updated to reflect such occurrence on the Business Day immediately prior to such occurrence.

(d)

Notwithstanding anything to the contrary contained herein, all reasonable, documented and out-of-pocket expenses and other fees (collectively, “Permitted Transfer Expenses”) reasonably incurred and payable by the Issuer in connection with the preparation, execution and delivery of any new Notes in respect of any Permitted Affiliate Transfer shall be paid by the Noteholder and its Permitted Transferee reasonably promptly following receipt of a customary invoice delivered by the Issuer to the Noteholder in connection therewith; provided, that, in no event shall such Permitted Transfer Expenses exceed $20,000 in the aggregate without the prior written consent of the Noteholder (such consent not to unreasonably withheld). Except with respect to Permitted Transfer Expenses in connection any Permitted Affiliate Transfer, in no event shall either party hereto be required to bear or pay any expenses, fees or Taxes incurred by the other party (including, in the case of the Noteholder, its transferee) arising out of any Transfer of this Note.

14.	Reissuance Of This Note.

(a)

Transfer. If this Note is to be Transferred in accordance with the terms hereof, the Noteholder shall surrender this Note to the Issuer, whereupon the Issuer will forthwith issue and deliver upon the order of the Noteholder a new Note (in accordance with Section 14(c)), registered as the Noteholder may request, representing the outstanding Principal being transferred by the Noteholder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 14(c)) representing the outstanding Principal not being transferred. The Noteholder and any Permitted Transferee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this Note following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)

Lost, Stolen or Mutilated Note. Upon receipt by the Issuer of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Noteholder to the Issuer in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Issuer shall execute and deliver to the Noteholder a new Note (in accordance with Section 14(c)) representing the outstanding Principal.

(c)

Issuance of New Note. Whenever the Issuer is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 14(a) or Section 14(d), the Principal designated by the Noteholder which, when added to the principal represented by the new Note issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Note), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest from the Issuance Date.

(d)

Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Noteholder at the principal office of the Issuer, for a new Note (in accordance with Section 14(c)) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Noteholder at the time of such surrender.

15.

Remedies, Other Obligations, Breaches And Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents, at law or in equity (including a decree of specific performance or other injunctive relief), and nothing herein or therein shall limit the Noteholder’s right to pursue actual and consequential damages for any failure by the Issuer to comply with the terms of this Note. No failure on the part of the Noteholder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Noteholder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right, power or remedy of the Noteholder, at law or equity (including a decree of specific performance or other injunctive relief) or under this Note or any of the Transaction Documents shall not be deemed to be an election of Noteholder’s rights, powers or remedies under such Transaction Documents or at law or equity. The Issuer acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Noteholder and that the remedy at law for any such breach may be inadequate. The Issuer therefore agrees that, in the event of any such breach or threatened breach, the Noteholder shall be entitled, in addition to all other available remedies, to seek specific performance or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. To the extent permitted under Applicable Law, the Issuer shall use its reasonable best efforts to provide all information and documentation to the Noteholder that is reasonably requested by the Noteholder to enable the Noteholder to confirm the Issuer’s compliance with its covenants and obligations under this Note. Any such reasonable request to provide such information and documentation shall be in writing and include reference to the provision contained in this Note pursuant to which the Noteholder is seeking to confirm the Issuer’s compliance with the terms and conditions thereof.

16.

Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Noteholder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Issuer or other proceedings affecting the Noteholder’s rights and involving a claim under this Note, then the Issuer shall pay the costs reasonably incurred by the Noteholder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including reasonable attorneys’ fees and disbursements of the Noteholder.

17.	Construction.

(a)	Certain Rules Construction.

(i)

This Note shall be deemed to be jointly drafted by the Issuer and the Initial Noteholder (and acknowledged and accepted by any Permitted Transferee) and shall not be construed against any such Person as the drafter hereof.

(ii)	The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(iii)

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(iv)

Unless the context requires otherwise (1) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein), (2) references herein to any Applicable Law shall be deemed to refer to such Applicable Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder, (3) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (4) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Note as a whole (including the articles, sections or exhibits) and not to any particular provision of this Note, and Article, Section or Exhibit references are to the Article, Section or Exhibit to this Note unless otherwise specified, (5) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including”, (6) if the last day for the giving of any notice or the performance of any act required or permitted under this note is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day, (7) the words “or”, “any”, “neither”, “nor” or “either” shall not be exclusive and (8) the words “asset” and “property”, when used herein, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Securities, accounts and contract rights.

(b)

Certain Matters in Writing. For the avoidance of doubt, when any consent, approval, agreement, acceptance, satisfaction or similar rights of the Noteholder or the Issuer are required to be given in writing, or any matters are required to be disclosed to the Noteholder or the Issuer, as applicable, in writing, such writing may be evidenced by email.

(c)

Financial Terms. All financial statements to be delivered pursuant to this Note shall be prepared in accordance with IFRS as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting nature that are used herein shall be construed and interpreted in accordance with IFRS, as in effect from time to time.

(d)	Certain Calculations and Tests.

(i)	Any calculation of accrued and unpaid interest under this Note shall exclude period(s) during which Interest has ceased to accrue pursuant to any term of this Note.

(ii)

The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Issuer dated such date prepared in accordance with IFRS.

(iii)

The increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Annex A-2.

18.

Failure or Indulgence Not Waiver. No failure or delay on the part of the Noteholder or the Issuer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19.	Dispute Resolution in respect of Certain Disputes.

(a)

Without otherwise limiting the terms set forth in Section 9, in the case of a dispute relating to a Conversion Price, the Optional Redemption Price or the Forced Redemption Price (as the case may be) (including a dispute relating to the determination of any of the foregoing), the Issuer or the Noteholder (as the case may be) shall notify the other party in writing and delivered in accordance with Section 20(a) of such dispute (the “Dispute Notice”): (i) if by the Issuer, within five (5) Business Days after the occurrence of the circumstances giving rise to such dispute; or (ii) if by the Noteholder, within five (5) Business Days after the Noteholder learned of the circumstances giving rise to such dispute. If the Parties are unable to promptly resolve any such dispute set forth in the Dispute Notice at any time after the second (2nd) Business Day following receipt of the Dispute Notice by the receiving party, then such dispute will be conclusively determined by the Accounting Referee (which, for the avoidance of doubt, shall be appointed in accordance with Section 9(h)).

(b)

The Noteholder and the Issuer shall each deliver to the Accounting Referee (i) a copy of the Dispute Notice so delivered in accordance with the first sentence of this Section 19 and (ii) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m., New York time, by the fifth (5th) Business Day immediately following the date on which the Issuer engages the Accounting Referee (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (i) and (ii) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Noteholder or the Issuer fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to the Accounting Referee with respect to such dispute and the Accounting Referee shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to the Accounting Referee prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Issuer and the Noteholder or otherwise requested by the Accounting Referee, neither the Issuer nor the Noteholder shall be entitled to deliver or submit any written documentation or other support to the Accounting Referee in connection with such dispute (other than the Required Dispute Documentation). Any and all communications between the Issuer, on the one hand, and the Noteholder, on the other hand, and the Accounting Referee shall be made in writing and a copy provided simultaneously to the Issuer and the Noteholder (as the case may be) and no meeting between the Accounting Referee and the Issuer or the Noteholder shall take place unless each of the Issuer and the Noteholder are in attendance.

(c)

The Issuer and the Noteholder shall cause the Accounting Referee to determine the resolution of such dispute and notify the Issuer and the Noteholder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of the Accounting Referee shall be shared equally between the Issuer and the Noteholder, and the Accounting Referee’s resolution of such dispute shall be final and binding upon all Parties absent manifest error.

20.	Notices; Currency; Payments.

(a)

Notices. Any notices, consents, waivers, documents or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered: (i) upon receipt by the recipient, when delivered personally; (ii) upon receipt by the recipient, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Issuer:

Gogoro Inc.

11F, Building C,

No. 225, Section 2, Chang’an E. Rd.

SongShan District, Taipei City 105

Taiwan

Attention: Horace Luke and Bruce Aitken

Email: [redacted]

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett

35th Floor, ICBC Tower

3 Garden Road

Central, Hong Kong

Attention: Yi Gao and Yang Wang

Facsimile: +852 2514-7600

Email: [redacted]

If to the Initial Noteholder:

Castrol Holdings International Limited

Chertsey Road, Sunbury on Themes

Middlesex, TW16 7BP

United Kingdom

Attn: Adaora Mozie

E-mail: [redacted]

and

BP Oil UK Limited

Chertsey Road, Sunbury on Thames,

Middlesex, TW16 7BP

United Kingdom

Attn: Taryn Parks, Managing Counsel, C&P—UK and Global Business

Email: [redacted]

with a copy (which shall not constitute notice) to:

BP America Inc.

501 WestLake Park Blvd.

Houston, Texas 77079

Attn: Eugene Nikulin, Managing Counsel, M&A

Email: [redacted]

or to such other address or email address or to the attention of such other Person as the recipient party has specified by written notice given to each other party hereto five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email containing the time and date or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clauses (A), (B) or (C) above, respectively.

(b)

The Issuer shall provide the Noteholder with written notice (i) within three (3) Business Days of any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least three (3) Business Days prior to the date on which the Issuer closes its books or takes a record (A) with respect to any dividend or distribution upon the Ordinary Shares, or (B) for determining rights to vote with respect to any Change of Control Transaction, dissolution or liquidation, so long as in each case that any material non-public information in any such notice will be made known to the public prior to or in conjunction with such notice being provided to the Noteholder.

(c)	Calculation of Time. When computing any time period in this Note, the following rules shall apply:

(i)	the day marking the commencement of the time period shall be excluded but the day of the deadline or expiry of the time period shall be included;

(ii)

for time periods measured in Business Days, any day that is not a Business Day shall be excluded in the calculation of the time period; and, if the day of the deadline or expiry of the time period falls on a day which is not a Business Day, the deadline or time period shall be extended to the next following Business Day;

(iii)

for time periods measured in Trading Days, any day that is not a Trading Day shall be excluded in the calculation of the time period; and, if the day of the deadline or expiry of the time period falls on a day which is not a Trading Day, the deadline or time period shall be extended to the next following Trading Day;

(iv)

if the end date of any deadline or time period in this Note refers to a specific calendar date and that date is not a Business Day, the deadline or time period shall be extended to the next Business Day following the specific calendar date; and

(v)	when used in this Note the term “month” shall mean a calendar month.

(d)	Currency. Unless otherwise specified or the context otherwise requires all dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”).

(e)

Payments. Whenever any payment of cash is to be made by the Issuer to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in U.S. Dollars by wire transfer of immediately available funds. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

21.

Cancellation. After all Principal, accrued and unpaid Interest and other amounts at any time owed on this Note have been paid, converted or redeemed in full, this Note shall automatically be deemed canceled, shall be surrendered to the Issuer for cancellation and shall not be reissued.

22.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Issuer hereby irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if such Chancery Court of the State of Delaware declines to accept jurisdiction, any state and federal courts sitting in Wilmington, Delaware), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Applicable Law. Nothing contained herein shall be deemed or operate to preclude a Noteholder from bringing suit or taking other legal action against the Issuer in any other jurisdiction to collect on the Issuer’s obligations to a Noteholder or to enforce a judgment or other court ruling in favor of a Noteholder. EACH OF THE ISSUER AND THE NOTEHOLDER ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH ACTION OR PROCEEDING. EACH OF THE ISSUER AND THE NOTEHOLDER CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

23.

Severability. If any provision of this Note is prohibited by Applicable Law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

24.

Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by Applicable Law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such Applicable Law, any payments in excess of such maximum shall be credited against amounts owed by the Issuer to the Noteholder and thus refunded to the Issuer.

25.	Certain Definitions. For purposes of this Note, the terms defined in the Definitions Annex shall have the meanings ascribed to such terms therein.

26.

Disclosure. Upon delivery by the Issuer to the Noteholder (or receipt by the Issuer from the Noteholder) of any notice in accordance with the terms of this Note, unless the Issuer has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Issuer, the Issuer shall on or prior to 9:00 a.m., New York City time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 6-K or otherwise. In the event that the Issuer believes that a notice contains material, non-public information relating to the Issuer, the Issuer so shall indicate to the Noteholder explicitly in writing in such notice (or immediately upon receipt of notice from the Noteholder, as applicable), and in the absence of any such written indication in such notice (or notification from the Issuer immediately upon receipt of notice from the Noteholder), the Noteholder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Issuer.

27.

Losses. In the event of the payment or redemption of any Principal of this Note pursuant to Section 6 that does not occur on the Interest Date or the Maturity Date (including as a result of an Event of Default) (any such event, a “Break Funding Event”), then, in any such Break Funding Event, the Issuer shall, within thirty (30) days after demand by the Noteholder, reimburse the Noteholder for the Break Funding Losses with respect to such Break Funding Event. The Noteholder demanding payment under this Section 27 shall deliver to the Issuer a certificate setting forth in reasonable detail the basis for and the amount of the Break Funding Losses for which demand is made. Such a certificate so delivered to the Issuer shall, in the absence of manifest error, be conclusive and binding as to the amount of the Break Funding Losses for purposes of this Note. For the purposes hereof, “Break Funding Losses” means an amount equal to the excess of (i) the amount of Interest that would have accrued on the portion of Principal that was repaid or redeemed in such Break Funding Event had such Break Funding Event not occurred, at the Interest Rate that would have been applicable to this Note, for the period from the date of such Break Funding Event to the last day of the then current Interest Period therefor, over (ii) the amount of interest that would accrue on such portion of Principal for such period from the date of such Break Funding Event to the last day of the then current Interest Period thereof at the interest rate which the Noteholder receives on its cash deposits on the date of such Break Funding Event, but shall exclude any losses of anticipated profits.

28.

Confidentiality. The Noteholder agrees to keep and not disclose any confidential, proprietary, non-public information disclosed by or on behalf of the Issuer to the Noteholder pursuant to the terms of this Note (“Confidential Information”), except that the Noteholder may disclose the Confidential Information: (a) to its Subsidiaries and Affiliates and its and their respective directors, managers, members, partners, officers, employees, professional advisors, auditors, agents or other representatives (including, but not limited to, lawyers, financial advisors, accountants, consultants and other professionals) (collectively, the “Representatives”), in each case so long as such Representatives are bound by appropriate non-disclosure obligations or have agreed to maintain the confidentiality of such Confidential Information; (b) as is requested or required by any Governmental Authority or under any Applicable Law (including but not limited to pursuant to any securities laws and regulations or rules and policies of any applicable stock exchanges or in connection with any legal, judicial, arbitration or administrative proceedings of any Governmental Authority), provided, that the Noteholder or any of its Representatives, if permitted by such Applicable Law, shall provide the Issuer with written notice reasonably in advance of any such disclosure so that the Issuer may, at its sole cost and expense, seek a restrictive order or other appropriate remedy limiting the disclose of only that portion of the Confidential Information requested or required to be disclosed pursuant to Applicable Law (provided, further, that, notwithstanding the foregoing, the Noteholder or its Representatives may disclose Confidential Information, and no notice or other action shall be required, pursuant to requests for information in connection with routine supervisory examinations, audits or blanket document requests or other supervisory oversight by any bank examiner, banking or securities regulatory authority or self-regulatory organization as long as such requests are not targeted at the Issuer or the Confidential Information); (c) to any Permitted Transferee or other permitted prospective transferee in connection with any Transfer permitted pursuant to (or not prohibited by) the terms of this Note or the Transaction Documents so long as such Permitted Transferee or other permitted prospective transferee agrees to be bound by confidentiality provisions no less restrictive than those set forth in this Section 28; or (d) as otherwise agreed with the Issuer. Notwithstanding the foregoing, the term “Confidential Information” shall not include any information that: (i) is known or becomes available to the public (other than as a result of a breach of the confidentiality and non-use provisions herein by the Noteholder); (ii) is or has been independently developed or conceived by the Noteholder or any of its Representatives without use of any such Confidential Information; or (iii) is or has been made available to, known by or disclosed to the Noteholder or any of its Representatives by a third party without an obligation of confidentiality to the Issuer. Unless earlier terminated by the mutual written agreement of the Parties, this Section 28 shall expire on the first (1st) anniversary of the date that is the later of (i) the Reference Date and (ii) the termination of Section 2 of the Subscription Agreement Side Letter in accordance with the terms thereunder. The Initial Noteholder acknowledges that it is aware that applicable securities laws may prohibit any Person who has received material, nonpublic information (including with respect to matters that may be the subject of this Note) by or on behalf of the Issuer from purchasing or selling securities of the Issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

[signature page follows]

IN WITNESS WHEREOF the parties have caused this Note to be duly executed as of the Issuance Date set forth above.

GOGORO INC.

By:
Name:	[•]
Title:	[•]

[Signature Page – Convertible Note]

Acknowledged and Agreed

as of the first date written above:

CASTROL HOLDINGS INTERNATIONAL LIMITED

By:
Name:	[•]
Title:	[•]

[Signature Page – Convertible Note]

EXHIBIT I

NOTEHOLDER CONVERSION NOTICE

[Content of Exhibit I redacted.]

I-1

EXHIBIT II

GOGORO INC. REDEMPTION NOTICE

[Content of Exhibit II redacted.]

II-1

EXHIBIT III

FORM OF TRANSFER AGENT EVIDENCE

[Content of Exhibit III redacted.]

III-1

ANNEX A

CERTAIN DEFINED TERMS

Defined Terms. As used in this Note, the following terms have the meanings specified below:

“1933 Act” means the U.S. Securities Act of 1933.

“1934 Act” means the U.S. Securities Exchange Act of 1934.

“Additional Ordinary Shares” shall mean all Ordinary Shares issued by the Issuer after the Issuance Date (including all Ordinary Shares deemed to be issued upon the issuance of Securities or notes convertible or exchangeable for Ordinary Shares by the Issuer after the Issuance Date (it being agreed that, for purposes of this definition, the maximum number of Ordinary Shares issuable upon the exercise, conversion or exchange of such Securities or notes shall be deemed to have been issued at the applicable conversion price, exchange price or exercise price, as applicable, upon the issuance of such Securities or notes)), other than the following Ordinary Shares:

(i)

Ordinary Shares issued (or deemed to be issued upon the issuance of other Securities or notes convertible into or exchangeable for Ordinary Shares) by way of a dividend or distribution that is covered by Section 9(a);

(ii)

Ordinary Shares issued (or deemed to be issued upon the issuance of other Securities or notes convertible into or exchangeable for Ordinary Shares) to employees or directors of, or consultants or advisors to, the Issuer or any of its subsidiaries, whether issued before or after the Issuance Date, pursuant to any option or incentive plan of the Issuer adopted by the board of directors of the Issuer (or any predecessor governing body);

(iii)

Ordinary Shares issued (or deemed to be issued upon the issuance of other Securities or notes convertible into or exchangeable for Ordinary Shares) pursuant to a bona fide acquisition on arms’ length terms (whether by consolidation, merger, amalgamation, reorganization or other extraordinary corporate transaction, and whether such issuance arises out of an equity rollover, investment of cash proceeds or otherwise, in each case, in lieu of cash consideration payable to such Person) to any Person consummating such transaction by the Issuer; and

(iv)

Ordinary Shares issued upon the exercise of options or warrants or Ordinary Shares issued upon the conversion or exchange of Securities or notes convertible into or exchangeable for Ordinary Shares (including this Note (and any Note issued as PIK hereunder)), in each case provided such issuance is pursuant to the terms of such option or warrants or Securities or notes convertible into or exchangeable for Ordinary Shares.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person.

“Applicable Law” means all applicable national and international laws, treaties, statutes, decrees, edicts, codes, orders, judgments, rules, ordinances, decisions and regulations of any local, municipal, territorial, provincial, federal, national or any other duly constituted Governmental Authority.

“Bankruptcy Code” means Title 11 of the United States Code (11 USC § 101 et seq.).

A-1

“Bankruptcy Event of Default” is an Event of Default under Sections 7(a)(viii) or 7(a)(ix).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the United Kingdom, New York or Taiwan are authorized or required by Applicable Law to be closed for business.

“Capital Stock” means any and all shares, securities, interests, participations, preferred equity certificates, convertible preferred equity certificates or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing.

“Change of Control Transaction” means any of the following events: (i) a “person” or “group” (within the meaning of Section 13(d)(3) of the 1934 Act), other than the Issuer, one or more employee benefit plans of the Issuer, files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of Ordinary Shares representing more than fifty percent (50%) of the Issuer’s then outstanding Ordinary Shares (other than Ordinary Shares held by the Issuer as treasury stock or owned by a subsidiary of the Issuer); (ii) the consummation of (A) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Issuer, taken as a whole, to any Person; or (B) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, amalgamation, arrangement, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) more than fifty percent (50%) of the outstanding Ordinary Shares (other than Ordinary Shares held by the Issuer as treasury stock or owned by a subsidiary of the Issuer) are exchanged for, converted into, acquired for, or constitute solely the right to receive, other Securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of the Ordinary Shares); provided, however, that any merger, consolidation, amalgamation, arrangement, share exchange or combination of the Issuer pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) all classes of Ordinary Shares of the Issuer immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Change of Control Transaction pursuant to this clause (ii); or (iii) the Issuer’s shareholders approve any plan or proposal for the liquidation or dissolution of the Issuer. For the purposes of this definition, whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the 1934 Act.

“Code” means the Internal Revenue Code of 1986.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion Price” means $[•] per Ordinary Share (being the price per Ordinary Share equal to the volume weighted average of the closing prices of Ordinary Shares as reported by Nasdaq on each Trading Day that occurs during the period of thirty (30) consecutive Trading Days that ends on (and includes) the Trading day immediately before the Issuance Date), subject to any adjustments as provided herein.

A-2

“Debtor Relief Laws” means the Bankruptcy Code and all other Applicable Laws relating to the liquidation, winding-up, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, plan of arrangement, proposal or similar debtor relief laws, rules and regulations of any other applicable jurisdictions, whether directly or indirectly relating to the Issuer or any of its Subsidiaries, from time to time in effect and affecting the rights of creditors generally.

“Default” means any event that is (or, after notice, passage of time or both, would be) an Event of Default.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Issuer or its Subsidiaries shall be a Derivative Transaction.

“Dollars” or “$” refers to lawful U.S. Dollars.

“Eligible Market” means the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market or the Nasdaq Global Market so long as the market capitalization of the Issuer is $100,000,000 or more.

“Existing Debt Agreements” means the Indebtedness incurred by the Issuer pursuant to that certain (i) Syndication Credit Facility Agreement between the Issuer, Gogoro Network (Cayman), Taiwan Branch, and Mega International Commercial Bank Co., Ltd., dated September 28, 2022 (the “Syndication Credit Agreement”) and (ii) Medium to Long-Term Credit Facility Agreement between Gogoro Network (Cayman), Taiwan Branch, and Mega International Commercial Bank Co., Ltd., dated January 6, 2021 (as amended on December 14, 2022).

“Forced Redemption Price” means a cash purchase price equal to the sum of (i) 100% of the Principal and (ii) accrued and unpaid Interest on this Note as of the Redemption Date.

“Governmental Authority” means any national, federal, state, provincial or local authority, court, government or self-regulatory organization (including any stock exchange), commission, tribunal or organization, or any regulatory agency, or any political or other subdivision, department or branch of any of the foregoing.

“IFRS” means the International Financial Reporting Standards, as issued by the International Accounting Standards Board, in effect and applicable to the accounting period in respect of which reference to IFRS is made.

“Indebtedness” as applied to any Person means, without duplication,

(i)	all obligations of such Person for borrowed money;

(ii)	any obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

A-3

(iii)	the face amount of obligations, contingent or otherwise, under acceptance, letters of credit or similar facilities (or, without duplication, reimbursement agreements in respect thereof);

(iv)	all net obligations in respect of Derivative Transactions that will be payable upon termination thereof;

(v)

the deferred purchase price of property or services that in accordance with IFRS would be included as a liability on the balance sheet of such Person (excluding (i) any earn-out obligation or purchase price adjustment until such obligation (A) becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with IFRS and (B) has not been paid within thirty (30) days after becoming due and payable, (ii) any such obligations incurred under Applicable Laws relating to employment, and (iii) liabilities associated with customer prepayments and deposits) which purchase price is (A) due more than six months from the date of incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument;

(vi)	any guarantee of any of the foregoing; and

(vii)	all Indebtedness of any other Person secured by any Lien on any property owned by such Person whether or not such Indebtedness has been assumed by such Person;

provided, that (A) Indebtedness shall not include (1) trade payables and other ordinary course payables and accrued expenses arising in the ordinary course of business, (2) deferred or prepaid revenue, (3) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (4) any amounts payable by and between the Issuer or any of its Subsidiaries, (5) any Indebtedness defeased by such Person or by any Subsidiary of such Person and (6) contingent obligations incurred in the ordinary course of business; (B) the amount of Indebtedness of any Person for purposes of clause (vii) above shall be deemed to be equal to the lesser of (1) the aggregate unpaid principal amount of such Indebtedness and (2) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Interest Date” means with respect to the Interest Period, the last day of the applicable Interest Period.

“Interest Period” means (i) initially, the period commencing on the Issuance Date and ending on the immediate next June 30 (if the Issuance Date is during the first six months of the calendar year for which the Issuance Date has occurred) or the immediate next December 31 (if the Issuance Date is during the second six months of the calendar year for which the Issuance Date has occurred) and (ii) thereafter, each period of six months immediately following the last Interest Period commencing on January 1 and July 1 (as the case may be) of each calendar year; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day and the next Interest Period shall commence on the day immediately following such Business Day; and (b) the last Interest Period shall end on the Maturity Date (instead of on the date falling on six months after the first date of such Interest Period).

“Interest Rate” means with respect to any Interest Period, SOFR on the first (1st) Business Day of such Interest Period, plus 1.60% per annum.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.

A-4

“Maturity Date” means the date that is fifteen (15) months after the Issuance Date.

“Nasdaq” means the Nasdaq Global Select Market.

“OFAC” means the U.S. Treasury Department’s Office of Foreign Assets Control.

“Operational Milestones” means such definition set forth in Annex A-3.

“Optional Redemption Price” means the sum of (i) the portion of the Principal elected by the Issuer to be redeemed and (ii) the accrued but unpaid Interest with respect to such portion of the Principal, if any, up to, but excluding the Redemption Date.

“Ordinary Shares” means (i) the Issuer’s ordinary shares, par value $0.0001 per share, and (ii) any share capital into which such ordinary shares shall have been changed or any share capital resulting from a reclassification of such ordinary shares.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation, amalgamation or organization and its by-laws, (b) with respect to any limited partnership, its certificate or declaration of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local Applicable Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Note requires any Organizational Document to be certified by a secretary of state or similar Governmental Authority, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such Governmental Authority.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“Principal” has the meaning given to such term in the recitals hereto.

“Principal Market” means Nasdaq or any Eligible Market on which the Issuer’s Ordinary Shares are listed (and, in the case of simultaneous listings on multiple markets, the majority of the Issuer’s Ordinary Shares trade) at the applicable time.

“Redemption Date” means any date on which this Note is redeemed or deemed to be redeemed, as applicable, pursuant to an Optional Redemption by the Issuer or a CoC Mandatory Redemption.

“Reference Date” means the earlier of (i) the date on which this Note has been fully converted, redeemed or paid off in accordance with the terms hereof and (ii) the Maturity Date.

“Registration Rights Agreement” means the registration rights agreement, dated as of June 24, 2024, between the Issuer and the Initial Noteholder, as amended from time to time.

A-5

“Responsible Officer” means, with respect to any Person, any director, the chief executive officer, the chief financial officer, the general counsel or any other individual holding an equivalent position of such Person in respect of this Note. Any document delivered hereunder that is signed by a Responsible Officer of the Issuer shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of the Issuer, and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Issuer.

“Sanctioned Person” means (i) any person or entity named on OFAC’s List of Specially Designated Nationals and Blocked Persons, the EU Consolidated List, the list of Financial Sanctions Targets maintained by His Majesty’s Treasury, or on any list of restricted parties issued under Sanctions; (ii) that is, or is part of, a government of any Sanctioned Territory; (iii) wholly owned or controlled by, or acting on behalf of, any of the foregoing; (iv) resident in, located in or operating from a Sanctioned Territory; or (v) otherwise targeted under any Sanctions.

“Sanctioned Territories” means any country or other territory targeted by a general export, import, financial or investment embargo under Sanctions, including the Crimea region, the separatist-controlled portions of the Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria

“Sanctions” means all economic or financial sanctions and export controls administered by OFAC, the U.S. State Department, the U.S. Commerce Department, any other governmental agency of the US government, the United Nations, the European Union or any member state thereof, and the United Kingdom.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities” means any stock, shares, units, partnership interests, voting trust certificates, options, warrants, bonds, debentures, notes, or other evidences of Indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that the term “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Significant Subsidiary” means, with respect to any Person, any subsidiary of such Person that constitutes, or any group of subsidiaries of such Person that, in the aggregate, would constitute, a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the 1934 Act) of such Person as of the time of determination.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) and listed at the following web address (https://www.newyorkfed.org/markets/reference-rates/sofr).

“Strategic Partnership” means the proposed electric two-wheeler joint venture between the Issuer and the Initial Noteholder (or their respective Affiliates).

“Strategic Partnership Agreement” means the joint venture agreement or shareholders’ agreement of the Strategic Partnership, dated as of the date hereof, by and between the Issuer and the Initial Noteholder (or their respective Affiliates).

“Strategic Partnership Subscription Agreement” means the subscription agreement of the Strategic Partnership, dated as of the date hereof, between the Issuer and the Initial Noteholder (or their respective Affiliates), providing for the subscription of equity interests in the Strategic Partnership by the Issuer and the Initial Noteholder.

A-6

“Strategic Partnership Transaction Documents” means the Strategic Partnership Agreement, the Strategic Partnership Subscription Agreement and the memorandum and articles of association (or the equivalent organizational document) of the Strategic Partnership.

“Subscription Agreement” means the subscription agreement, dated as of June 24, 2024, between the Issuer and the Initial Noteholder, providing for the subscription of Ordinary Shares by the Initial Noteholder.

“Subscription Agreement Side Letter” means the letter agreement, dated as of June 24, 2024, between the Issuer and the Initial Noteholder.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof, in each case to the extent the relevant entity’s financial results are required to be included in such Person’s consolidated financial statements under IFRS; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Issuer.

“Taxes” means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Trading Day” means, as applicable, (i) with respect to all price or trading volume determinations relating to the Ordinary Shares, any day on which the Ordinary Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange or securities market on which the Ordinary Shares are then traded, provided that “Trading Day” shall not include any day on which the Ordinary Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Ordinary Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Noteholder or (ii) with respect to all determinations other than price determinations relating to the Ordinary Shares, any day on which the Principal Market (or any successor thereto) is open for trading of securities.

“Transaction Documents” means this Note, the Note Purchase Agreement, the Subscription Agreement, the Subscription Agreement Side Letter, the Registration Rights Agreement and the Strategic Partnership Transaction Documents.

“U.S.” means the United States of America.

“U.S. Government Securities Business Day” means any day other than a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Applicable Law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

A-7

ANNEX A-1

AFFIRMATIVE COVENANTS

1.

Covenant to Pay. Without otherwise limiting the terms set forth in the Note, the Issuer will pay or cause to be paid all of the Principal of, the Optional Redemption Price and the Forced Redemption Price for, Interest on, and other amounts due with respect to, this Note on the dates and in the manner set forth in this Note.

2.

Corporate Existence. Subject to Section 8 of this Note, the Issuer shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence in accordance with the Organizational Documents (as the same may be amended from time to time) of the Issuer.

3.

Stay, Extension and Usury Laws. To the extent permitted under Applicable Law, the Issuer (i) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (ii) expressly waives all benefits or advantages of any such Applicable Law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Noteholder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted.

4.

Payment of Taxes. The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or its properties except (i) where the failure to effect such payment or discharge is not adverse in any material respect to the Noteholder or (ii) where such taxes are being contested in good faith and by appropriate negotiations or proceedings and with respect to which appropriate reserves have been taken in accordance with applicable accounting standards.

5.

Information Rights. During the period commencing on the Issuance Date and ending on the termination of Section 2 of the Subscription Agreement Side Letter in accordance with the terms thereunder, the Issuer shall comply with Section 2 of the Subscription Agreement Side Letter with respect to the Quarterly Consultations (as defined in the Subscription Agreement Side Letter).

6.	Financial Covenants.

(a)	The Issuer undertakes to maintain the following financial ratios and requirements:

(i)	Liquidity ratio = (total current assets / total current liabilities): ≥ 100%.

(ii)	Debt ratio = ((total debt - leasing debt) / shareholder equity): the debt ratio shall apply based on the earnings before tax (“EBT”):

(1)	Where the Issuer’s EBT<0%, the debt ratio shall be ≦400%; and

(2)	Where the Issuer’s EBT ≧0%, the debt ratio shall be ≦450%.

A-1-1

(b)

The forgoing financial ratios and benchmarks shall be reviewed on May 31 and September 30 each year after the Issuance Date (i.e., every May 31 or September 30, hereinafter, the “Review Date”). Within ninety (90) days after the end of each Review Date, the Issuer shall deliver to the Noteholder a certificate of a Responsible Officer certifying as to the satisfaction or breach of each of the “liquidity ratio” and “debt ratio” (collectively, the “financial ratios”) with respect to the period ending on such Review Date.

(c)

Unless otherwise provided in this Note, the accounting terms used in this clause 6 are defined in accordance with the IFRS. The above financial ratios and standards, including the calculations of “total current assets” and “total current liabilities,” shall, in accordance with clause 6(a), be based on and consistent with the audited or unaudited consolidated financial statements of the Issuer included in the Issuer’s annual report on Form 20-F or the Issuer’s reports on Form 6-K (as applicable) filed with the SEC (the “Financial Statements”).

(d)

If the Issuer breaches any financial ratio or requirement under this clause 6, the Issuer shall make rectification (calculated based on the applicable Financial Statements) before the following Review Date (hereinafter the “Rectification Deadline”). Failure to make rectification before the Rectification Deadline shall not be deemed a Default or an Event of Default. However, starting from the day following the Rectification Deadline (i.e., October 1 after the submission of the annual financial report on Form 20-F (or similar annual filing) or next June 1 after the submission of second-quarter Form 6-K Consolidated Financial Report) until the date of rectification, a monthly compensation shall be charged at 0.15% per annum (calculated based on 365 days a year, with any period shorter than one (1) month calculated as one (1) month) on the balance of outstanding Principal under this Note, which shall be paid to the Noteholder on the Interest Date. In case of two consecutive failures to meet the above financial ratios or requirements, unless it constitutes other Events of Default, such failure shall still not be deemed an Event of Default or a Default. However, the Issuer shall submit specific financial improvement measures (including but not limited to capital increase in cash) to the Noteholder. Notwithstanding anything in this Note to the contrary, the remedies provided under this clause 6(d) shall be the sole and exclusive remedies for a breach of any financial ratio or requirement under this clause 6.

7.

Most Favored Nation. The Issuer agrees that while this Note is outstanding, if the Issuer issues any convertible note to any Person (a) for an original principal amount that is less than or equal to one hundred and fifteen percent (115%) of the Original Principal Amount set forth herein (such note, an “Other Note Instrument”) and (b) conferring, or agreeing to confer, (i) any right to “make-whole amount” relating to any provision herein with respect to any Optional Redemption pursuant to any Redemption Notice, any required redemption pursuant to delivery of an Event of Default redemption notice, any required redemption upon the consummation of a Change of Control Transaction or any automatic acceleration upon a Bankruptcy Event of Default, (ii) any rights upon an Event of Default, (iii) a higher interest rate for interest paid in kind for such Other Note Instrument than the interest rate for interest paid in cash for such Other Note Instrument, or (iv) any affirmative covenants or negative covenants, in each case, that are materially more favorable to such Person than those applicable to the Noteholder (such rights, “MFN Terms”) (it being understood that any copies of any such Other Note Instrument or MFN Terms therein may be redacted so as not to disclose the identity of any such Person to which they relate), then the Issuer shall, acting reasonably and in good faith, offer to the Noteholder the opportunity to elect to include each MFN Term of such Other Note Instrument in this Note. Within thirty (30) days of the date of issuance of any such Other Note Instrument conferring the MFN Terms, the Issuer shall, by written notice to the Noteholder, provide an option for the Noteholder to, within thirty (30) days of such notice, elect to include all of the MFN Terms in this Note in exchange for a new Note issued in accordance with Section 14(c).

A-1-2

8.

Notice of Major Events. Upon occurrence of any of the following events, the Issuer shall provide prompt written notice to the Noteholder and a reasonably detailed explanation of any measures the Issuer has or intends to undertake (provided, that none of the following shall impact any rights that may be exercised by the Noteholder in accordance with this Note, nor does this release the Issuer of any obligations to be performed or complied with in accordance with Applicable Law or this Note):

(a)

The Issuer has any material information required to be disclosed in accordance with the rules of Nasdaq or under applicable securities laws (including, but not limited to, any material investment plan authorized by the board of directors of the Issuer (including long-term equity investment), sale, transfer, lease or disposal of material assets of the Issuer);

(b)

Any change to name of the Issuer, the Organizational Documents of the Issuer, any specimen seal or signature registered with the Issuer, any representative or such representative’s scope of authority or any Responsible Officer;

(c)

The Issuer is subject to any litigation, dispute, arbitration or other similar legal proceeding pending with any Governmental Authority for an amount claimed against the Issuer in excess of $10,000,000 or the equivalent in other currencies (as of the date the Issuer is subject to any such litigation); or

(d)

Any change in the scope of the business, operations, properties, finances or other aspects of the Issuer that constitutes an act or event resulting in a material adverse impact (i) on the financial, operations or business status of the Issuer or (ii) the ability to perform the obligations under this Note or any Transaction Documents by the Issuer (collectively, a “Material Adverse Event”).

9.

Further Covenants. The Issuer shall promptly provide the Noteholder with any notice received from, or provided to (whether written or oral), any counterparty to the Existing Debt Agreements with respect to any breach or other violation of the events of default, negative covenants or financial covenants contained in the Existing Debt Agreements.

A-1-3

ANNEX A-2

NEGATIVE COVENANTS

1.	The Issuer shall not, directly or indirectly, engage in any of the following, except with the prior written consent of the Noteholder:

(a)	Enter into or perform any contract for any Change of Control Transaction, other than any Change of Control Transaction that does not constitute a Material Adverse Event;

(b)

Act, or fail to act, resulting in any material changes to the operation, scope or nature of business, Organizational Documents or shareholding structure of the Issuer that would constitute a Material Adverse Event;

(c)

Sell, lease, create any Lien, assign or otherwise dispose of all or substantially all of the assets or properties of the Issuer, except for in the case of any sale, lease, creation of any Lien, assignment or other disposition of the assets or properties of the Issuer in the ordinary course of business, pursuant to any Existing Debt Agreements or any daily financial transactions of the Issuer in accordance with Applicable Law;

(d)

Enter into any contract or arrangement with any other Person with unfavorable terms, agreements or covenants that materially and adversely deviates from the terms and conditions of the contract or arrangement of a similar nature of the Issuer in existence as of the date hereof and constitutes a Material Adverse Event;

(e)

Enter into any contract or arrangement providing for the lending of funds by the Issuer, except for the lending of funds between the Issuer, on the one hand, and any of its Subsidiaries or Affiliates, on the other hand;

(f)

Enter into any contract or arrangement providing for any undertaking of responsibility of or on behalf of any Person through debt undertaking, providing for any guarantee, endorsement, Lien or any other transaction of a similar nature, except for any guarantee, endorsement, Lien or other transaction of a similar nature (i) between the Issuer, on the one hand, and any of its Subsidiaries or Affiliates, on the other hand or (ii) pursuant to the Existing Debt Agreements;

(g)

Reduce paid-in capital or distribute Securities or assets to shareholders of the Issuer, except any (i) repurchase of Securities (including treasury shares) in accordance with Applicable Law or pursuant to the terms of this Note or other Transaction Documents, (ii) capital reduction following such repurchase or redemption of any Securities held by the Issuer and the cancellation of any such Securities in connection therewith or (iii) capital reduction to compensate for any losses in accordance with Applicable Law; or

(h)

Following the occurrence of any Event of Default, approve or issue any dividends or make any other non-cash distributions to any shareholders or employee of the Issuer (except in accordance with Applicable Law).

A-2-1

2.	Except as provided under the Existing Debt Agreements as of the Issuance Date, the Issuer further shall not, directly or indirectly, except with the prior written consent of the Noteholder:

(a)

Offer or grant any counterparty to the Existing Debt Agreements any security interest in the equity, assets or business of the Issuer or any of its Subsidiaries, other than any security interest to replace any security interest existing as of the Issuance Date;

(b)

Grant any right to any counterparty to the Existing Debt Agreements with respect to the sale or transfer of any Ordinary Shares by the Issuer that materially restricts the ability of the Issuer to convert or redeem this Note; or

(c)

Agree with any counterparty to the Existing Debt Agreements to any amendment, supplement, waiver or modification of any such Existing Debt Agreement that materially and adversely affects the rights or privileges of the Noteholder under this Note or any of the Transaction Documents.

A-2-2

ANNEX A-3

OPERATIONAL MILESTONES

[Content of Annex A-3 redacted.]

EXHIBIT B

Form of Cayman Legal Opinion

EXHIBIT C

Form of U.S. Legal Opinion

Exhibit D

Form of Convertible Note

CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. TRANSFER OF THESE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY OCCUR ONLY IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THIS SECURITY AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE ARE FURTHER SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 13 HEREOF AND IN THE NOTE PURCHASE AGREEMENT, AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

GOGORO INC.

CONVERTIBLE NOTE

Issuance Date: [•]	Original Principal Amount: $25,000,000.00

(the “Issuance Date”)

FOR VALUE RECEIVED, Gogoro Inc., a Cayman Islands exempted company (the “Issuer”), hereby promises to pay to Castrol Holdings International Limited, a private limited company incorporated, domiciled and registered in England and Wales (registered number 12825643), having a registered office at Chertsey Road, Sunbury on Themes, Middlesex, TW16 7BP, United Kingdom, or its permitted assigns (in its capacity as the sole holder of this Note (as defined below) on the Issuance Date, the “Initial Noteholder” and together with each other Person that becomes a holder of a note issued pursuant to the terms of this Note, collectively, the “Noteholder”), subject to the terms and conditions set forth herein, the amount set forth above as the Original Principal Amount (as increased or reduced pursuant to the terms hereof pursuant to PIK Amounts, redemption, conversion or otherwise in accordance with the terms of this Convertible Note, the “Principal”) when due, whether upon the Maturity Date, or upon acceleration, redemption or otherwise (in each case, in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate on each Interest Date pursuant to the terms set forth herein until the same becomes due and payable, whether upon the Maturity Date or upon acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including each of the Annexes attached hereto and any convertible note issued in exchange, transfer or replacement hereof in accordance with Section 13, this “Note”) is issued pursuant to the note purchase agreement (the “Note Purchase Agreement”) dated as of [•] between the Issuer, the Initial Noteholder and each other Noteholder from time to time party thereto, as amended from time to time. Certain capitalized terms used herein and not otherwise defined herein (including in Annex A (the “Definitions Annex”)) shall have the meanings ascribed to such terms in the Note Purchase Agreement.

1.

Payments Of Principal. On the Maturity Date, the Issuer shall pay to the Noteholder an amount in cash in U.S. dollars representing all outstanding Principal, together with all accrued and unpaid Interest (if any) on such Principal on the Maturity Date.

2.	Interest; Interest Rate.

(a)

Interest on this Note shall (i) commence accruing on the Issuance Date, (ii) be computed on the basis of actual number of days in a 360-day year, and (iii) be payable, at the election of the Issuer, in cash or in kind (in accordance with Section 2(b) below) on the Interest Date with respect to each Interest Period in accordance with the terms of this Note (excluding, for the avoidance of doubt, any period during which Interest ceases to accrue pursuant to the terms of this Note). All such Interest shall accrue at the applicable Interest Rate with respect to such Interest Period; provided that notwithstanding the foregoing, if an Event of Default has occurred and is continuing, Interest shall accrue, to the fullest extent permitted by Applicable Law, at a rate equal to the applicable Interest Rate plus 2.00% per annum (which additional 2.00% per annum shall be payable in cash) until the relevant Event of Default shall have been cured or waived in accordance with the terms of this Note. In the case of a conversion in accordance with Section 5, a redemption in accordance with Section 6 or any required payment upon a Change of Control Transaction or Event of Default, in each case, prior to the payment of Interest on an Interest Date, accrued and unpaid Interest on this Note as of the date of any such event shall be payable by way of inclusion of such Interest in the Optional Conversion Amount, the Automatic Conversion Amount, the Optional Redemption Price, or the Forced Redemption Price, as applicable, on the applicable date of conversion or Redemption Date.

2

(b)

Subject to Applicable Law, at any time Interest is due and payable hereunder, such Interest shall be paid in cash, or, at the option of the Issuer with no less than five (5) Business Days’ written notice to the Initial Noteholder for and on behalf of the Noteholders prior to the applicable Interest Date (such written notice, a “PIK Notice”), may be capitalized by adding such amounts to the aggregate outstanding principal balance of this Note then outstanding on the applicable Interest Date (each such capitalized amount a “PIK Amount”). In the absence of a PIK Notice being delivered to the Initial Noteholder at least five (5) Business Days (or such shorter period as the Initial Noteholder may reasonably agree) prior to the applicable Interest Date, Interest shall be paid in cash for the applicable Interest Period on the applicable Interest Date. In the event that a PIK Notice is delivered by the Issuer and Interest is capitalized, the Issuer shall update the Register to reflect the increased Principal amount that arises as a result of such capitalization of Interest.

3.

Payments Free of Taxes. Any and all payments by or on account of any obligation of the Issuer under this Note shall be made free and clear of and without withholding or deduction for any Taxes, except as required by Applicable Law. If any Applicable Law requires the deduction or withholding of any Tax from any payment under this Note, then (i) the amount payable by the Issuer shall be increased as necessary so that after such deduction or withholding has been made (including such deductions or withholdings applicable to additional sums payable under this Section 3) the Noteholder receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Issuer shall make such deductions and (iii) the Issuer shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law and file all required forms in respect thereof and, at the same time, provide copies of such remittance and filing to the Noteholder.

4.

Use of Proceeds. The Issuer shall use the proceeds of this Note exclusively as follows: (i) $20,000,000.00 to fund the Strategic Partnership and (ii) $5,000,000.00 to fund other strategic investments as approved by the Issuer’s board of directors from time to time so long as such investments are within the scope of the business of the Issuer conducted as of the date hereof (which, for the avoidance of doubt, shall be consistent with the current scope of the business of the Issuer as described in the Issuer’s most recently filed Annual Report on Form 20-F); provided that, for the avoidance of doubt, the Issuer shall not use the proceeds of this Note for any redemptions, dividends or other distributions to any shareholders of the Issuer (other than in accordance with the terms hereof).

5.	Conversion of Note.

(a)

Noteholder Optional Conversion Right. The Noteholder shall be entitled at its option at any time and from time to time (other than at such time as any conversion rights of the Noteholder shall have been suspended pursuant to the terms of this Note) to convert all or a portion of the outstanding Principal and the accrued and unpaid Interest on this Note (collectively, the “Optional Conversion Amount”) into that number of validly issued, fully paid and non-assessable Ordinary Shares equal to the Optional Conversion Amount divided by the Conversion Price. To convert any Optional Conversion Amount into Ordinary Shares on any Trading Day (the date of such conversion, a “Optional Conversion Date”), the Noteholder shall deliver, for receipt by no earlier than 4:00 p.m. New York time, and no later than 11:59 p.m., New York time, on the Optional Conversion Date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Noteholder Conversion Notice”) to the Issuer, which Noteholder Conversion Notice shall set forth (i) the Optional Conversion Amount, (ii) the calculation of the accrued and unpaid Interest included in the Optional Conversion Amount as of the Optional Conversion Date, and (iii) the calculation of the number of Ordinary Shares required to be delivered in respect of such Noteholder Conversion Notice.

3

(b)

Automatic Conversion. Upon the achievement of the Operational Milestones on or prior to the Maturity Date (such date, the “Operational Milestones Achievement Date”), the Issuer shall, as promptly as practicable (but no later than two (2) Business Days) after the Operational Milestones Achievement Date, deliver to the Noteholder written notice that the Operational Milestones have been achieved (the “Operational Milestones Notice”). Following the delivery to the Noteholder of the Operational Milestones Notice, all of the outstanding Principal and all of the accrued and unpaid Interest on this Note (collectively, the “Automatic Conversion Amount”) will be converted automatically into that number of validly issued, fully paid and non-assessable Ordinary Shares equal to the Automatic Conversion Amount divided by the Conversion Price (the date of such conversion, the “Automatic Conversion Date” and together with the Optional Conversion Date, a “Conversion Date”). To convert the Automatic Conversion Amount into Ordinary Shares on the Automatic Conversion Date, the Issuer shall deliver, for receipt by no earlier than 4:00 p.m. New York time, and no later than 11:59 p.m., New York time, on the Automatic Conversion Date, a copy of the executed Operational Milestones Notice to the Noteholder, which Operational Milestones Notice shall set forth (i) the Automatic Conversion Amount, (ii) the calculation of the accrued and unpaid Interest included in the Automatic Conversion Amount as of the Automatic Conversion Date, and (iii) the calculation of the number of Ordinary Shares required to be delivered in respect of such Operational Milestones Notice.

(c)	Mechanics of Conversion.

(i)

Satisfaction of Conversion. Any conversion in accordance with this Section 5 shall be deemed satisfied upon delivery of (1) the appropriate number of Ordinary Shares to the Noteholder in book entry form, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws), in the name of the Noteholder, and (2) evidence from the Issuer’s transfer agent of the issuance to the Noteholder of such Ordinary Shares on and as of the Conversion Date, being a copy of the records of the Issuer legally recording the Noteholder as the owner of such Ordinary Shares, in substantially the form set forth in Exhibit III (the “Conversion Share Delivery Deadline”). For greater certainty, the Conversion Date does not count as a Trading Day. The Person or Persons entitled to receive the Ordinary Shares issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Ordinary Shares on the Conversion Date.

(ii)

Return of Note. Following a conversion of this Note in accordance with this Section 5, the Noteholder shall as soon as practicable (and in no event later than two (2) Business Days) after such conversion and at its own expense, surrender this Note to a nationally recognized overnight delivery service for delivery to the Issuer (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14(b)). If this Note is physically surrendered for conversion and the outstanding Principal is greater than the Principal portion of the Optional Conversion Amount being converted, then the Issuer shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of this Note and at its own expense, issue and deliver to the Noteholder (or its designee) a new Note (in accordance with Section 14(c)) representing the outstanding Principal not converted.

4

(iii)

The Issuer shall not issue any fraction of an Ordinary Share upon any conversion. If the conversion would result in the issuance of a fraction of an Ordinary Share, the Issuer shall round such fraction of an Ordinary Shares down to the nearest whole share.

6.	Redemptions by the Issuer. This Note may be redeemed at the option of the Issuer on the terms and subject to the conditions set forth in this Section 6.

(a)

Optional Redemption Right. The Issuer shall be entitled to redeem (an “Optional Redemption”) at any time and from time to time all or any portion of the outstanding Principal (the “Optional Redemption Amount”) on the terms and subject to the conditions of this Section 6 for a cash price equal to the Optional Redemption Price; provided that any Optional Redemption shall be suspended, and the Issuer shall have no obligation to consummate any such Optional Redemption, at any time following delivery of a Redemption Notice, if the Noteholder’s entitlement to redemption shall have been suspended pursuant to the terms of this Note.

(b)	Mechanics of Redemption.

(i)

Redemption Notice. To exercise its right to make any Optional Redemption pursuant to Section 6(a), the Issuer shall deliver to the Noteholder not less than five (5) Business Days but no more than fifty (50) Business Days prior to a Redemption Date a copy of an executed notice of redemption in the form attached hereto as Exhibit II (when used in connection with a redemption pursuant to this Section 6, the “Redemption Notice”), which Redemption Notice shall set forth (1) the Optional Redemption Price, (2) the applicable Optional Redemption Amount and (3) a calculation of the accrued and unpaid Interest included in the Optional Redemption Price, in each case as of the Redemption Date; provided that the Redemption Notice may provide that the Optional Redemption is conditioned on the occurrence of another event as may be described in such Redemption Notice.

(ii)

Satisfaction of Redemption. Any redemption on a Redemption Date in accordance with this Section 6 shall be deemed satisfied upon payment of the Optional Redemption Price in cash to the Noteholder by the end of the proposed Redemption Date set forth in the Redemption Notice.

(iii)

Return of Note. Following a redemption of this Note in accordance with this Section 6, the Noteholder shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of the Optional Redemption Price and at its own expense, surrender this Note to a nationally recognized overnight delivery service for delivery to the Issuer (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14(b)). If this Note is physically surrendered pursuant to an Optional Redemption and the outstanding Principal of this Note is greater than the Principal portion of the Optional Redemption Amount being redeemed, then the Issuer shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of this Note and at its own expense, issue and deliver to the Noteholder (or its designee) a new Note (in accordance with Section 14(c)) representing the outstanding Principal not redeemed.

5

(iv)

Conversion Prior to Redemption. The Noteholder may convert this Note at its option pursuant to Section 5(a) hereof at any time after receipt of a Redemption Notice and prior to payment of the Optional Redemption Price. If any Optional Redemption is conditioned on the occurrence of another event, the Redemption Notice relating to such Optional Redemption shall provide that the Issuer will notify the Noteholder when such event has occurred, and the Noteholder shall have at least three (3) Business Days after receipt of such notice to exercise its option to convert this Note pursuant to Section 5(a).

7.	Rights Upon Event of Default.

(a)	Events of Default. Each of the following events shall constitute an “Event of Default”:

(i)	default in any payment of Interest on this Note when due and payable that has continued for a period of thirty (30) days;

(ii)

default in the payment of Principal and accrued but unpaid Interest (if any) within five (5) Business Days of becoming due and payable on the Maturity Date, a Redemption Date or upon declaration of acceleration hereunder;

(iii)

failure by the Issuer to comply with its obligation to convert this Note in accordance with the terms hereof upon exercise by the Noteholder of its conversion right in accordance with the terms hereof; provided that such failure continues for a period of five (5) Business Days after the date such conversion or issuance was required to occur;

(iv)	failure by the Issuer to comply with Section 1 of Annex A-2 (Negative Covenants) in accordance with the terms set forth therein;

(v)

any material breach or material failure to perform any of the covenants or other agreements contained in this Note (other than any breach of or failure to perform any of the covenants contained in clause 6 (Financial Covenants) of Annex A-1 (Affirmative Covenants)) which material breach or failure shall not have been cured within thirty (30) days following receipt of written notice from the Noteholder of such material breach or failure;

(vi)

any (A) “Event of Default” (howsoever defined) under the Existing Debt Agreements or (B) default by the Issuer or any Subsidiary with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of $10,000,000 or more (or its foreign currency equivalent as of the date of such default) in the aggregate of the Issuer or such subsidiary, whether such Indebtedness now exists or shall hereafter be created (other than such Indebtedness arising under the Existing Debt Agreements), (1) resulting in such Indebtedness becoming or being declared due and payable prior to its stated maturity date or (2) constituting a failure to pay the principal of any such Indebtedness when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase or redemption or upon declaration of acceleration, and in the cases of clauses (1) and (2), such acceleration shall not have been rescinded or annulled, such failure to pay or default shall not have been cured or waived, and such Indebtedness is not paid or discharged, as the case may be, within thirty (30) days after written notice of such default to the Issuer by the Noteholder;

6

(vii)

failure by the Issuer to pay any final, non-appealable judgments, individually or in the aggregate, of an amount (net of amounts covered by insurance or bonded) in excess of $10,000,000, and such judgment or judgments have not been satisfied, stayed, paid, discharged, vacated, bonded, annulled or rescinded for a period of thirty (30) days after the judgment becomes final and non-appealable;

(viii)

commencement by the Issuer or a Significant Subsidiary of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or a Significant Subsidiary or their respective Indebtedness under any Debtor Relief Law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary or any substantial part of their respective property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors;

(ix)

an involuntary case or other proceeding having been commenced against the Issuer or a Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Issuer or a Significant Subsidiary or their respective Indebtedness under any Debtor Relief Law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary or any substantial part of their respective property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) consecutive days;

(x)	the Ordinary Shares ceasing to be listed on Nasdaq or any other Eligible Market;

(xi)

at any time after the execution and delivery of this Note, the Issuer or any of its directors or officers becomes a Sanctioned Person or knowingly acts directly or indirectly on behalf of a Sanctioned Person; or

(xii)

at any time after the execution and delivery thereof, (1) this Note ceases for any reason (including as a result of any change to any Applicable Laws) to be valid, binding and in full force and effect or shall be declared, by a court of competent jurisdiction, to be null and void, (2) the Noteholder is restricted or prohibited for any reason under any Applicable Law from enforcing any right under the terms and conditions of this Note or (3) the Issuer shall contest, in writing, to the validity or enforceability of any provision of this Note.

(b)

Notice of Default. Within three (3) Business Days of any Responsible Officer obtaining knowledge of the occurrence of a Default with respect to this Note, the Issuer shall deliver written notice thereof (a “Default Notice”) to the Noteholder that includes (i) a reasonable description of the applicable Default, (ii) a certification as to whether, in the opinion of the Issuer, such Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Issuer to cure such Default and (iii) a certification as to the date the Default occurred; provided, that if any such Default is cured within three (3) Business Days of any Responsible Officer obtaining knowledge of the occurrence of such Default, the Issuer shall not be required to deliver a Default Notice.

7

(c)	In addition to the foregoing:

(i)

Automatic Acceleration. If a Bankruptcy Event of Default occurs, then the Principal of, and all accrued and unpaid interest on, this Note will immediately become due and payable without any further action or notice by any Person.

(ii)

Optional Acceleration. If an Event of Default (other than a Bankruptcy Event of Default) occurs and is continuing, then the Noteholder may, by notice to the Issuer, declare the Principal, and all accrued and unpaid Interest on, this Note to become due and payable immediately.

(iii)

Rescission of Acceleration. Notwithstanding anything to the contrary in this Note, the Noteholder, by notice to the Issuer, may rescind any acceleration of this Note and its consequences if such rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission will affect any subsequent Default or impair any right consequent thereto.

(d)

The Issuer expressly agrees and acknowledges (to the fullest extent permitted by Applicable Law) that the amount payable in connection with any automatic acceleration of the Principal of this Note or any Forced Redemption Price in connection with a CoC Mandatory Redemption (as defined below) or an accelerated redemption set forth in Section 7(c) (collectively, the “Premium”) (w) shall constitute reasonable and proportionate compensation for any lost profits or damages of the Noteholders caused by such events, (x) is the product of an arm’s length transaction resulting from good faith negotiations between sophisticated parties having received independent legal advice, (y) is payable notwithstanding the then prevailing market rates at the time payment of the Premium is made and (z) shall be payable by the Issuer to the Noteholder as and to the extent provided in this Note, notwithstanding any automatic acceleration hereunder following a Bankruptcy Event of Default. The Issuer hereby expressly agrees (to the fullest extent permitted by Applicable Law) that with respect to the Premium payable under the terms of this Note (i) payment of the Premium hereunder constitutes liquidated damages, is not a penalty, punishment, “unmatured interest” as that term is used in Section 502(b) of the Bankruptcy Code (or otherwise), “unmatured debt” as that term is used in the Debtor Relief Laws of Taiwan (including the Taiwanese Bankruptcy Act) or an otherwise unenforceable, revocable or invalid obligation, and is a material inducement to each Noteholder, (ii) the actual amount of damages to the Noteholder or profits lost by the Noteholder as a result of the events requiring payment of the Premium hereunder would be impracticable and extremely difficult to ascertain, (iii) the amount of the Premium payable hereunder is provided by mutual agreement of the Issuer and the Noteholder, as a reasonable estimation and calculation of the damages that the Noteholder would incur upon the occurrence of events requiring payment of the Premium hereunder, and the Premium payable hereunder is reasonable in light of the circumstances, (iv) there has been a course of conduct between the Noteholder and the Issuer giving specific consideration in this transaction for such agreement to pay the Premium and (v) the Issuer shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Without limiting the generality of the foregoing, the Premium shall be fully earned, and automatically and immediately due and payable, on the date on which such Premium is required to be made pursuant to the terms of this Note. The Premium shall also be automatically and immediately due and payable if the obligations are satisfied by foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other similar means, or if the obligations are reinstated pursuant to section 1124 of the Bankruptcy Code or similar provisions under Debtor Relief Laws. The obligation to pay the Premium will not be subject to counterclaim or setoff for, or otherwise be affected by, any claim or dispute the Issuer may have (other than a claim of payment). In the event that the Premium is determined not to be due and payable by order of any court of competent jurisdiction, including by operation of Debtor Relief Laws, despite becoming due and payable in accordance with the terms of this Note, such Premium shall nonetheless constitute obligations under this Note for all purposes hereunder. The Noteholder has agreed to hold this Note in reliance of each such agreement and acknowledgement by the Issuer. THE ISSUER EXPRESSLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) THE PROVISIONS OF ANY PRESENT OR FUTURE APPLICABLE LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUM IN CONNECTION WITH ANY SUCH EVENT SET FORTH IN THIS NOTE. To the maximum extent permitted by Applicable Law, the Issuer agrees to waive the right to require the Noteholder to deliver such presentation, demand, certificate of refusal or any notice, unless otherwise provided in this Note.

8

8.	Rights Upon Change of Control Transaction.

(a)

CoC Mandatory Redemption. Upon the consummation of a Change of Control Transaction, the Issuer shall redeem all, but not less than all, of this Note remaining outstanding and unconverted at such time for a cash purchase price equal to the Forced Redemption Price (a “CoC Mandatory Redemption”).

(b)	Mechanics of Redemption.

(i)

Redemption Notice. Prior to a redemption by the Issuer pursuant to this Section 8, the Issuer shall deliver at least five (5) Business Days prior to a CoC Mandatory Redemption to the Noteholder, a copy of an executed notice of redemption in the form attached hereto as Exhibit II (when used in connection with a redemption pursuant to this Section 8, the “CoC Redemption Notice”) to the Noteholder, which CoC Redemption Notice shall, for greater certainty, set forth (i) the Forced Redemption Price and (ii) calculations of the accrued and unpaid Interest included in the Forced Redemption Price, in each case as of the Redemption Date.

(ii)

Satisfaction of Redemption. Any redemption on a Redemption Date in accordance with this Section 8 shall be deemed satisfied upon payment of the Forced Redemption Price in cash to the Noteholder on the same day that such Change of Control Transaction is consummated.

(iii)

Return of Note. Following a redemption of this Note in accordance with this Section 8, the Noteholder shall as soon as practicable (and in no event later than two (2) Business Days) after receipt of the Forced Redemption Price and at its own expense surrender this Note to a nationally recognized overnight delivery service for delivery to the Issuer (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14(b)).

9

(iv)

Conversion Prior to Redemption. The Noteholder may convert this Note at its option pursuant to Section 5(a) hereof at any time after receipt of a CoC Redemption Notice and prior to payment of the Forced Redemption Price.

9.	Adjustments.

(a)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, the Issuer shall: (i) subdivide or re-divide its outstanding Ordinary Shares into a greater number of Ordinary Shares; (ii) reduce, reverse-split, combine or consolidate the outstanding Ordinary Shares into a smaller number of Ordinary Shares; (iii) issue options, rights, warrants or similar Securities to the holders of all of the outstanding Ordinary Shares; or (iv) issue Ordinary Shares or other Securities convertible into Ordinary Shares to the holders of all of the outstanding Ordinary Shares by way of a dividend or distribution, the number of Ordinary Shares issuable upon conversion of this Note on the date of the subdivision, re-division, reduction, reverse-split, combination or consolidation or on the record date for the issue of options, rights, warrants or similar Securities or on the record date for the issue of Ordinary Shares or other Securities convertible into Ordinary Shares by way of a dividend or distribution, as the case may be, shall be adjusted so that the Noteholder shall be entitled to receive the kind and number of Ordinary Shares or other Securities of the Issuer which it would have owned or been entitled to receive after the happening of any of the events described in this Section 9(a) had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustments made pursuant to this Section 9(a) shall become effective immediately after the effective time of such event retroactive to the record date, if any, for such event.

(b)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, there is (i) a reclassification of the Ordinary Shares or a capital reorganization of the Issuer (other than as described in Section 9(a)) or a consolidation, amalgamation, arrangement, binding share exchange, merger of the Issuer with or into any other Person or other entity or acquisition of the Issuer or other combination pursuant to which the Ordinary Shares are converted into or acquired for cash, Securities or other property; or (ii) a sale or conveyance of the property and assets of the Issuer as an entirety, or substantially as an entirety, to any other Person (other than a direct or indirect Wholly-Owned Subsidiary of the Issuer) or other entity or a liquidation, dissolution or winding-up of the Issuer (and, in any of the foregoing cases, that is not a Change of Control Transaction), the Noteholder, if it has not exercised its right of conversion prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Ordinary Shares then sought to be acquired by it, such amount of cash or the number of shares or other Securities or property of the Issuer or of the Person or other entity resulting from such merger, amalgamation, arrangement, acquisition, combination or consolidation, or to which such sale or conveyance may be made or which holders of Ordinary Shares receive pursuant to such liquidation, dissolution or winding-up, as the case may be, that the Noteholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, if, on the record date or the effective date thereof, as the case may be, the Noteholder had been the registered holder of the number of Ordinary Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of its conversion right at the Conversion Price.

10

(c)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, the Issuer shall issue Additional Ordinary Shares, without consideration or for a consideration per Ordinary Share less than the Conversion Price as of the date of issue thereof, then the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(i)	“CP2” shall mean the Conversion Price in effect immediately after such issue of Additional Ordinary Shares;

(ii)	“CP1” shall mean the Conversion Price in effect immediately prior to such issue of Additional Ordinary Shares;

(iii)

“A” shall mean the number of Ordinary Shares outstanding immediately prior to such issue of Additional Ordinary Shares (treating for this purpose as outstanding all Ordinary Shares issuable upon exercise of options outstanding immediately prior to such issue or upon conversion or exchange of securities or notes convertible into Ordinary Shares outstanding immediately prior to such issue);

(iv)

“B” shall mean the number of Ordinary Shares that would have been issued if such Additional Ordinary Shares had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Issuer (as determined in good faith by the Issuer’s board of directors) in respect of such issue by CP1); and

(v)	“C” shall mean the number of such Additional Ordinary Shares issued in such transaction.

(d)

If the Issuer or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for Ordinary Shares (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the 1934 Act), and the value (determined as of the Expiration Time by the Issuer’s board of directors) of the cash and other consideration paid per Ordinary Share in such tender or exchange offer exceeds the last reported sale price per Ordinary Share on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Price will be increased based on the following formula:

CP1 = CP0 x ((OS0 x SP) ÷ (AC + (SP x OS1)))

where:

CP0	= the Conversion Price in effect immediately before the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period (defined below) for such tender or exchange offer;

CP1	= the Conversion Price in effect immediately after the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

11

AC	= the aggregate value (determined as of the time (the “Expiration Time”) such tender or exchange offer expires by the Issuer’s board of directors) of all cash and other consideration paid for Ordinary Shares purchased or exchanged in such tender or exchange offer;

OS0	= the number of Ordinary Shares outstanding immediately before the Expiration Time (including all Ordinary Shares accepted for purchase or exchange in such tender or exchange offer);

OS1	= the number of Ordinary Shares outstanding immediately after the Expiration Time (excluding Ordinary Shares accepted for purchase or exchange in such tender or exchange offer); and

SP	= the average of the last reported sale prices per Ordinary Shares over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration Date;

provided, however, that the Conversion Price will in no event be adjusted down pursuant to this Section 9(d), except to the extent provided in the immediately following paragraph. Notwithstanding anything to the contrary in this Section 9(d), if the Conversion Date for this Note to be converted occurs during the Tender/Exchange Offer Valuation Period for such tender or exchange offer, then, solely for purposes of determining the Conversion Price for such conversion, such Tender/Exchange Offer Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Trading Day immediately after the Expiration Date to, and including, such Conversion Date. To the extent such tender or exchange offer is announced but not consummated (including as a result of the Issuer being precluded from consummating such tender or exchange offer under Applicable Law), or any purchases or exchanges of Ordinary Shares in such tender or exchange offer are rescinded, the Conversion Price will be readjusted to the Conversion Price that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of Ordinary Shares, if any, actually made, and not rescinded, in such tender or exchange offer.

(e)

If and whenever, at any time after the Issuance Date and prior to the Maturity Date, the Issuer shall make or issue, or fix a record date for, the determination of holders of Ordinary Shares entitled to receive (and subsequently make or issue), a dividend or other distribution payable in cash or other property not involving Ordinary Shares or other Securities convertible into Ordinary Shares (which is the subject of Section 9(a)), then and in each such event the Noteholder of this Note shall receive, and shall accept, upon the conversion of this Note into Ordinary Shares, a dividend or other distribution of such cash or other property in an amount equal to the amount of such cash or other property as it would have received if this Note had been converted into Ordinary Shares on the date of such event.

(f)

On the occurrence of any reclassification of, or other change in, the outstanding Ordinary Shares or any other event which is not a Change of Control Transaction or addressed in Sections 9(a), 9(b), 9(c), 9(d) or 9(e) (each, an “Unanticipated Event”), the parties will, in good faith, make such further adjustments and changes and take all necessary actions, subject to the approval of the Noteholder (not to be unreasonably withheld, conditioned or delayed), so as to ensure that the Noteholder receives, upon the conversion of this Note occurring at any time after the date of occurrence of the Unanticipated Event, such shares, securities, rights, cash or property that the Noteholder would have received if, immediately prior to the date of such Unanticipated Event, the Noteholder had been the registered holder of the number of Ordinary Shares to which the Noteholder would be entitled upon the conversion of this Note into Ordinary Shares.

12

(g)	The adjustments provided for in Sections 9(a), 9(b), 9(c), 9(d), 9(e) and 9(f) are cumulative and will be made successively whenever an event referred to therein occurs.

(h)

If at any time a question or dispute arises with respect to the adjustments provided for in Sections 9(a), 9(b), 9(c), 9(d), 9(e) or 9(f), such question or dispute will be conclusively determined by a firm of United States nationally recognized chartered professional accountants appointed by the Issuer and reasonably acceptable to the Noteholder, which shall not be the independent accountants of the Issuer or the Noteholder, unless otherwise mutually agreed in writing between the Issuer and the Noteholder (the “Accounting Referee”). The Accounting Referee shall have access to all necessary records of the Issuer and any such determination will be binding upon the Issuer and the Noteholder.

(i)

The Issuer shall, from time to time immediately after the occurrence of any event which requires an adjustment or re-adjustment as provided in Sections 9(a), 9(b), 9(c), 9(d), 9(e) or 9(f), deliver a certificate of the Issuer to the Noteholder specifying the nature of the event requiring the same and the amount of the necessary adjustment (or, in the case of Section 9(e), entitlement to cash or other property upon conversion) and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and, if reasonably required by the Noteholder, such certificate and the amount of the adjustment specified therein shall be verified by the Accounting Referee.

10.

Covenants. From the Issuance Date until the Reference Date (except as otherwise set forth in clause 5 (Information Rights) of Annex A-1 (Affirmative Covenants)), the Issuer hereby agrees as set forth in Annex A-1 and Annex A-2.

11.

Voting Rights. The Noteholder shall have no voting rights as the holder of this Note or any other rights as a holder of Ordinary Shares of the Issuer, except as required by Applicable Law; provided, that nothing contained in this Section 11 shall otherwise limit, restrict or amend any of the rights or privileges of the Initial Noteholder pursuant to the Subscription Agreement, the Subscription Agreement Side Letter or the Registration Rights Agreement.

12.

Amendments and Other Modifications. The prior written consent of the Issuer and the Noteholder shall be required for any change, modification, waiver or amendment to this Note. Any change, amendment, modification or waiver so approved shall be binding upon all existing and future holders of this Note.

13.	Transfer; Register.

(a)

The Issuer shall maintain a register (the “Register”) for the recordation of the name and address of the Noteholder and the principal amount of this Note (including as the Principal may be increased as the result of capitalization of Interest in accordance with Section 2(b) of this Note) and Interest accrued and unpaid thereon (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Issuer shall treat the Noteholder for all purposes (including the right to receive payments of Principal and Interest hereunder) as the owner hereof notwithstanding notice to the contrary, however, that upon its receipt of a written request to consummate a Permitted Transfer (as defined below), the Issuer shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to such Permitted Transferee pursuant to Section 14; provided, however, that the Issuer will not register any Transfer of this Note not made in accordance with Regulation S or pursuant to registration under the 1933 Act or an available exemption therefrom, and any such purported Transfer shall be null and void ab initio and unenforceable and the Issuer will not have any obligations to any such transferee. Notwithstanding the foregoing, in the event of any Transfer to one or more Affiliates of the Noteholder, upon the written request of the Issuer, the Noteholder will provide the name and contact information of such Person who is authorized to act on behalf of each such Affiliate in connection with this Note.

13

(b)

Note Transfer Restrictions. This Note may not be assigned, transferred, sold or otherwise disposed of (“Transfer”), or offered to be Transferred, by the Noteholder, except that the Noteholder may Transfer this Note, in whole or in part, to (i) an Affiliate of the Noteholder at any time (a “Permitted Affiliate Transfer”), or (ii) any Person upon the occurrence of an Event of Default pursuant to the terms set forth in Section 7 (in each case of (i) and (ii), such transferee, a “Permitted Transferee”) (such Transfer upon the occurrence of an Event of Default, a “Permitted EOD Transfer” and together with a Permitted Affiliate Transfer, a “Permitted Transfer”). Any purported Transfer that is not a Permitted Transfer will be null and void ab initio and unenforceable and the Issuer will not have any obligations to any such transferee.

(c)

If the Issuer does not update the Register to record the Principal, Interest converted or paid (as the case may be) and the dates of such conversions or payments (as the case may be), then the Register shall be automatically deemed updated to reflect such occurrence on the Business Day immediately prior to such occurrence.

(d)

Notwithstanding anything to the contrary contained herein, all reasonable, documented and out-of-pocket expenses and other fees (collectively, “Permitted Transfer Expenses”) reasonably incurred and payable by the Issuer in connection with the preparation, execution and delivery of any new Notes in respect of any Permitted Affiliate Transfer shall be paid by the Noteholder and its Permitted Transferee reasonably promptly following receipt of a customary invoice delivered by the Issuer to the Noteholder in connection therewith; provided, that, in no event shall such Permitted Transfer Expenses exceed $20,000 in the aggregate without the prior written consent of the Noteholder (such consent not to unreasonably withheld). Except with respect to Permitted Transfer Expenses in connection any Permitted Affiliate Transfer, in no event shall either party hereto be required to bear or pay any expenses, fees or Taxes incurred by the other party (including, in the case of the Noteholder, its transferee) arising out of any Transfer of this Note.

14.	Reissuance Of This Note.

(a)

Transfer. If this Note is to be Transferred in accordance with the terms hereof, the Noteholder shall surrender this Note to the Issuer, whereupon the Issuer will forthwith issue and deliver upon the order of the Noteholder a new Note (in accordance with Section 14(c)), registered as the Noteholder may request, representing the outstanding Principal being transferred by the Noteholder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 14(c)) representing the outstanding Principal not being transferred. The Noteholder and any Permitted Transferee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this Note following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

14

(b)

Lost, Stolen or Mutilated Note. Upon receipt by the Issuer of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Noteholder to the Issuer in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Issuer shall execute and deliver to the Noteholder a new Note (in accordance with Section 14(c)) representing the outstanding Principal.

(c)

Issuance of New Note. Whenever the Issuer is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 14(a) or Section 14(d), the Principal designated by the Noteholder which, when added to the principal represented by the new Note issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Note), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest from the Issuance Date.

(d)

Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Noteholder at the principal office of the Issuer, for a new Note (in accordance with Section 14(c)) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Noteholder at the time of such surrender.

15.

Remedies, Other Obligations, Breaches And Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents, at law or in equity (including a decree of specific performance or other injunctive relief), and nothing herein or therein shall limit the Noteholder’s right to pursue actual and consequential damages for any failure by the Issuer to comply with the terms of this Note. No failure on the part of the Noteholder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Noteholder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right, power or remedy of the Noteholder, at law or equity (including a decree of specific performance or other injunctive relief) or under this Note or any of the Transaction Documents shall not be deemed to be an election of Noteholder’s rights, powers or remedies under such Transaction Documents or at law or equity. The Issuer acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Noteholder and that the remedy at law for any such breach may be inadequate. The Issuer therefore agrees that, in the event of any such breach or threatened breach, the Noteholder shall be entitled, in addition to all other available remedies, to seek specific performance or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. To the extent permitted under Applicable Law, the Issuer shall use its reasonable best efforts to provide all information and documentation to the Noteholder that is reasonably requested by the Noteholder to enable the Noteholder to confirm the Issuer’s compliance with its covenants and obligations under this Note. Any such reasonable request to provide such information and documentation shall be in writing and include reference to the provision contained in this Note pursuant to which the Noteholder is seeking to confirm the Issuer’s compliance with the terms and conditions thereof.

15

16.

Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Noteholder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Issuer or other proceedings affecting the Noteholder’s rights and involving a claim under this Note, then the Issuer shall pay the costs reasonably incurred by the Noteholder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including reasonable attorneys’ fees and disbursements of the Noteholder.

17.	Construction.

(a)	Certain Rules Construction.

(i)

This Note shall be deemed to be jointly drafted by the Issuer and the Initial Noteholder (and acknowledged and accepted by any Permitted Transferee) and shall not be construed against any such Person as the drafter hereof.

(ii)	The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(iii)

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(iv)

Unless the context requires otherwise (1) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein), (2) references herein to any Applicable Law shall be deemed to refer to such Applicable Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder, (3) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (4) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Note as a whole (including the articles, sections or exhibits) and not to any particular provision of this Note, and Article, Section or Exhibit references are to the Article, Section or Exhibit to this Note unless otherwise specified, (5) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including”, (6) if the last day for the giving of any notice or the performance of any act required or permitted under this note is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day, (7) the words “or”, “any”, “neither”, “nor” or “either” shall not be exclusive and (8) the words “asset” and “property”, when used herein, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Securities, accounts and contract rights.

16

(b)

Certain Matters in Writing. For the avoidance of doubt, when any consent, approval, agreement, acceptance, satisfaction or similar rights of the Noteholder or the Issuer are required to be given in writing, or any matters are required to be disclosed to the Noteholder or the Issuer, as applicable, in writing, such writing may be evidenced by email.

(c)

Financial Terms. All financial statements to be delivered pursuant to this Note shall be prepared in accordance with IFRS as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting nature that are used herein shall be construed and interpreted in accordance with IFRS, as in effect from time to time.

(d)	Certain Calculations and Tests.

(i)	Any calculation of accrued and unpaid interest under this Note shall exclude period(s) during which Interest has ceased to accrue pursuant to any term of this Note.

(ii)

The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Issuer dated such date prepared in accordance with IFRS.

(iii)

The increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Annex A-2.

18.

Failure or Indulgence Not Waiver. No failure or delay on the part of the Noteholder or the Issuer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19.	Dispute Resolution in respect of Certain Disputes.

(a)

Without otherwise limiting the terms set forth in Section 9, in the case of a dispute relating to a Conversion Price, the Optional Redemption Price or the Forced Redemption Price (as the case may be) (including a dispute relating to the determination of any of the foregoing), the Issuer or the Noteholder (as the case may be) shall notify the other party in writing and delivered in accordance with Section 20(a) of such dispute (the “Dispute Notice”): (i) if by the Issuer, within five (5) Business Days after the occurrence of the circumstances giving rise to such dispute; or (ii) if by the Noteholder, within five (5) Business Days after the Noteholder learned of the circumstances giving rise to such dispute. If the Parties are unable to promptly resolve any such dispute set forth in the Dispute Notice at any time after the second (2nd) Business Day following receipt of the Dispute Notice by the receiving party, then such dispute will be conclusively determined by the Accounting Referee (which, for the avoidance of doubt, shall be appointed in accordance with Section 9(h)).

17

(b)

The Noteholder and the Issuer shall each deliver to the Accounting Referee (i) a copy of the Dispute Notice so delivered in accordance with the first sentence of this Section 19 and (ii) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m., New York time, by the fifth (5th) Business Day immediately following the date on which the Issuer engages the Accounting Referee (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (i) and (ii) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Noteholder or the Issuer fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to the Accounting Referee with respect to such dispute and the Accounting Referee shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to the Accounting Referee prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Issuer and the Noteholder or otherwise requested by the Accounting Referee, neither the Issuer nor the Noteholder shall be entitled to deliver or submit any written documentation or other support to the Accounting Referee in connection with such dispute (other than the Required Dispute Documentation). Any and all communications between the Issuer, on the one hand, and the Noteholder, on the other hand, and the Accounting Referee shall be made in writing and a copy provided simultaneously to the Issuer and the Noteholder (as the case may be) and no meeting between the Accounting Referee and the Issuer or the Noteholder shall take place unless each of the Issuer and the Noteholder are in attendance.

(c)

The Issuer and the Noteholder shall cause the Accounting Referee to determine the resolution of such dispute and notify the Issuer and the Noteholder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of the Accounting Referee shall be shared equally between the Issuer and the Noteholder, and the Accounting Referee’s resolution of such dispute shall be final and binding upon all Parties absent manifest error.

20.	Notices; Currency; Payments.

(a)

Notices. Any notices, consents, waivers, documents or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered: (i) upon receipt by the recipient, when delivered personally; (ii) upon receipt by the recipient, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

18

If to the Issuer:

Gogoro Inc.

11F, Building C,

No. 225, Section 2, Chang’an E. Rd.

SongShan District, Taipei City 105

Taiwan

Attention: Horace Luke and Bruce Aitken

Email:  [redacted]

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett

35th Floor, ICBC Tower

3 Garden Road

Central, Hong Kong

Attention: Yi Gao and Yang Wang

Facsimile: +852 2514-7600

Email:  [redacted]

If to the Initial Noteholder:

Castrol Holdings International Limited

Chertsey Road, Sunbury on Themes

Middlesex, TW16 7BP

United Kingdom

Attn:     Adaora Mozie

E-mail:  [redacted]

and

BP Oil UK Limited

Chertsey Road, Sunbury on Thames,

Middlesex, TW16 7BP

United Kingdom

Attn:    Taryn Parks, Managing Counsel, C&P—UK and Global Business

Email:  [redacted]

with a copy (which shall not constitute notice) to:

BP America Inc.

501 WestLake Park Blvd.

Houston, Texas 77079

Attn:    Eugene Nikulin, Managing Counsel, M&A

Email:  [redacted]

19

or to such other address or email address or to the attention of such other Person as the recipient party has specified by written notice given to each other party hereto five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email containing the time and date or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clauses (A), (B) or (C) above, respectively.

(b)

The Issuer shall provide the Noteholder with written notice (i) within three (3) Business Days of any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least three (3) Business Days prior to the date on which the Issuer closes its books or takes a record (A) with respect to any dividend or distribution upon the Ordinary Shares, or (B) for determining rights to vote with respect to any Change of Control Transaction, dissolution or liquidation, so long as in each case that any material non-public information in any such notice will be made known to the public prior to or in conjunction with such notice being provided to the Noteholder.

(c)	Calculation of Time. When computing any time period in this Note, the following rules shall apply:

(i)	the day marking the commencement of the time period shall be excluded but the day of the deadline or expiry of the time period shall be included;

(ii)

for time periods measured in Business Days, any day that is not a Business Day shall be excluded in the calculation of the time period; and, if the day of the deadline or expiry of the time period falls on a day which is not a Business Day, the deadline or time period shall be extended to the next following Business Day;

(iii)

for time periods measured in Trading Days, any day that is not a Trading Day shall be excluded in the calculation of the time period; and, if the day of the deadline or expiry of the time period falls on a day which is not a Trading Day, the deadline or time period shall be extended to the next following Trading Day;

(iv)

if the end date of any deadline or time period in this Note refers to a specific calendar date and that date is not a Business Day, the deadline or time period shall be extended to the next Business Day following the specific calendar date; and

(v)	when used in this Note the term “month” shall mean a calendar month.

(d)	Currency. Unless otherwise specified or the context otherwise requires all dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”).

(e)

Payments. Whenever any payment of cash is to be made by the Issuer to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in U.S. Dollars by wire transfer of immediately available funds. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

21.

Cancellation. After all Principal, accrued and unpaid Interest and other amounts at any time owed on this Note have been paid, converted or redeemed in full, this Note shall automatically be deemed canceled, shall be surrendered to the Issuer for cancellation and shall not be reissued.

20

22.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Issuer hereby irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if such Chancery Court of the State of Delaware declines to accept jurisdiction, any state and federal courts sitting in Wilmington, Delaware), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Applicable Law. Nothing contained herein shall be deemed or operate to preclude a Noteholder from bringing suit or taking other legal action against the Issuer in any other jurisdiction to collect on the Issuer’s obligations to a Noteholder or to enforce a judgment or other court ruling in favor of a Noteholder. EACH OF THE ISSUER AND THE NOTEHOLDER ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH ACTION OR PROCEEDING. EACH OF THE ISSUER AND THE NOTEHOLDER CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

23.

Severability. If any provision of this Note is prohibited by Applicable Law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

21

24.

Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by Applicable Law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such Applicable Law, any payments in excess of such maximum shall be credited against amounts owed by the Issuer to the Noteholder and thus refunded to the Issuer.

25.	Certain Definitions. For purposes of this Note, the terms defined in the Definitions Annex shall have the meanings ascribed to such terms therein.

26.

Disclosure. Upon delivery by the Issuer to the Noteholder (or receipt by the Issuer from the Noteholder) of any notice in accordance with the terms of this Note, unless the Issuer has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Issuer, the Issuer shall on or prior to 9:00 a.m., New York City time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 6-K or otherwise. In the event that the Issuer believes that a notice contains material, non-public information relating to the Issuer, the Issuer so shall indicate to the Noteholder explicitly in writing in such notice (or immediately upon receipt of notice from the Noteholder, as applicable), and in the absence of any such written indication in such notice (or notification from the Issuer immediately upon receipt of notice from the Noteholder), the Noteholder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Issuer.

27.

Losses. In the event of the payment or redemption of any Principal of this Note pursuant to Section 6 that does not occur on the Interest Date or the Maturity Date (including as a result of an Event of Default) (any such event, a “Break Funding Event”), then, in any such Break Funding Event, the Issuer shall, within thirty (30) days after demand by the Noteholder, reimburse the Noteholder for the Break Funding Losses with respect to such Break Funding Event. The Noteholder demanding payment under this Section 27 shall deliver to the Issuer a certificate setting forth in reasonable detail the basis for and the amount of the Break Funding Losses for which demand is made. Such a certificate so delivered to the Issuer shall, in the absence of manifest error, be conclusive and binding as to the amount of the Break Funding Losses for purposes of this Note. For the purposes hereof, “Break Funding Losses” means an amount equal to the excess of (i) the amount of Interest that would have accrued on the portion of Principal that was repaid or redeemed in such Break Funding Event had such Break Funding Event not occurred, at the Interest Rate that would have been applicable to this Note, for the period from the date of such Break Funding Event to the last day of the then current Interest Period therefor, over (ii) the amount of interest that would accrue on such portion of Principal for such period from the date of such Break Funding Event to the last day of the then current Interest Period thereof at the interest rate which the Noteholder receives on its cash deposits on the date of such Break Funding Event, but shall exclude any losses of anticipated profits.

22

28.

Confidentiality. The Noteholder agrees to keep and not disclose any confidential, proprietary, non-public information disclosed by or on behalf of the Issuer to the Noteholder pursuant to the terms of this Note (“Confidential Information”), except that the Noteholder may disclose the Confidential Information: (a) to its Subsidiaries and Affiliates and its and their respective directors, managers, members, partners, officers, employees, professional advisors, auditors, agents or other representatives (including, but not limited to, lawyers, financial advisors, accountants, consultants and other professionals) (collectively, the “Representatives”), in each case so long as such Representatives are bound by appropriate non-disclosure obligations or have agreed to maintain the confidentiality of such Confidential Information; (b) as is requested or required by any Governmental Authority or under any Applicable Law (including but not limited to pursuant to any securities laws and regulations or rules and policies of any applicable stock exchanges or in connection with any legal, judicial, arbitration or administrative proceedings of any Governmental Authority), provided, that the Noteholder or any of its Representatives, if permitted by such Applicable Law, shall provide the Issuer with written notice reasonably in advance of any such disclosure so that the Issuer may, at its sole cost and expense, seek a restrictive order or other appropriate remedy limiting the disclose of only that portion of the Confidential Information requested or required to be disclosed pursuant to Applicable Law (provided, further, that, notwithstanding the foregoing, the Noteholder or its Representatives may disclose Confidential Information, and no notice or other action shall be required, pursuant to requests for information in connection with routine supervisory examinations, audits or blanket document requests or other supervisory oversight by any bank examiner, banking or securities regulatory authority or self-regulatory organization as long as such requests are not targeted at the Issuer or the Confidential Information); (c) to any Permitted Transferee or other permitted prospective transferee in connection with any Transfer permitted pursuant to (or not prohibited by) the terms of this Note or the Transaction Documents so long as such Permitted Transferee or other permitted prospective transferee agrees to be bound by confidentiality provisions no less restrictive than those set forth in this Section 28; or (d) as otherwise agreed with the Issuer. Notwithstanding the foregoing, the term “Confidential Information” shall not include any information that: (i) is known or becomes available to the public (other than as a result of a breach of the confidentiality and non-use provisions herein by the Noteholder); (ii) is or has been independently developed or conceived by the Noteholder or any of its Representatives without use of any such Confidential Information; or (iii) is or has been made available to, known by or disclosed to the Noteholder or any of its Representatives by a third party without an obligation of confidentiality to the Issuer. Unless earlier terminated by the mutual written agreement of the Parties, this Section 28 shall expire on the first (1st) anniversary of the date that is the later of (i) the Reference Date and (ii) the termination of Section 2 of the Subscription Agreement Side Letter in accordance with the terms thereunder. The Initial Noteholder acknowledges that it is aware that applicable securities laws may prohibit any Person who has received material, nonpublic information (including with respect to matters that may be the subject of this Note) by or on behalf of the Issuer from purchasing or selling securities of the Issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

[signature page follows]

23

IN WITNESS WHEREOF the parties have caused this Note to be duly executed as of the Issuance Date set forth above.

GOGORO INC.

By:

Name:	[•]
Title:	[•]

[Signature Page – Convertible Note]

Acknowledged and Agreed

as of the first date written above:

CASTROL HOLDINGS INTERNATIONAL LIMITED

By:

Name:	[•]
Title:	[•]

[Signature Page – Convertible Note]

EXHIBIT I

NOTEHOLDER CONVERSION NOTICE

[Content of Exhibit I redacted.]

I-1

EXHIBIT II

GOGORO INC. REDEMPTION NOTICE

[Content of Exhibit II redacted.]

II-1

EXHIBIT III

FORM OF TRANSFER AGENT EVIDENCE

[Content of Exhibit III redacted.]

III-1

ANNEX A

CERTAIN DEFINED TERMS

Defined Terms. As used in this Note, the following terms have the meanings specified below:

“1933 Act” means the U.S. Securities Act of 1933.

“1934 Act” means the U.S. Securities Exchange Act of 1934.

“Additional Ordinary Shares” shall mean all Ordinary Shares issued by the Issuer after the Issuance Date (including all Ordinary Shares deemed to be issued upon the issuance of Securities or notes convertible or exchangeable for Ordinary Shares by the Issuer after the Issuance Date (it being agreed that, for purposes of this definition, the maximum number of Ordinary Shares issuable upon the exercise, conversion or exchange of such Securities or notes shall be deemed to have been issued at the applicable conversion price, exchange price or exercise price, as applicable, upon the issuance of such Securities or notes)), other than the following Ordinary Shares:

(i)

Ordinary Shares issued (or deemed to be issued upon the issuance of other Securities or notes convertible into or exchangeable for Ordinary Shares) by way of a dividend or distribution that is covered by Section 9(a);

(ii)

Ordinary Shares issued (or deemed to be issued upon the issuance of other Securities or notes convertible into or exchangeable for Ordinary Shares) to employees or directors of, or consultants or advisors to, the Issuer or any of its subsidiaries, whether issued before or after the Issuance Date, pursuant to any option or incentive plan of the Issuer adopted by the board of directors of the Issuer (or any predecessor governing body);

(iii)

Ordinary Shares issued (or deemed to be issued upon the issuance of other Securities or notes convertible into or exchangeable for Ordinary Shares) pursuant to a bona fide acquisition on arms’ length terms (whether by consolidation, merger, amalgamation, reorganization or other extraordinary corporate transaction, and whether such issuance arises out of an equity rollover, investment of cash proceeds or otherwise, in each case, in lieu of cash consideration payable to such Person) to any Person consummating such transaction by the Issuer; and

(iv)

Ordinary Shares issued upon the exercise of options or warrants or Ordinary Shares issued upon the conversion or exchange of Securities or notes convertible into or exchangeable for Ordinary Shares (including this Note (and any Note issued as PIK hereunder)), in each case provided such issuance is pursuant to the terms of such option or warrants or Securities or notes convertible into or exchangeable for Ordinary Shares.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person.

“Applicable Law” means all applicable national and international laws, treaties, statutes, decrees, edicts, codes, orders, judgments, rules, ordinances, decisions and regulations of any local, municipal, territorial, provincial, federal, national or any other duly constituted Governmental Authority.

“Bankruptcy Code” means Title 11 of the United States Code (11 USC § 101 et seq.).

“Bankruptcy Event of Default” is an Event of Default under Sections 7(a)(viii) or 7(a)(ix).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the United Kingdom, New York or Taiwan are authorized or required by Applicable Law to be closed for business.

“Capital Stock” means any and all shares, securities, interests, participations, preferred equity certificates, convertible preferred equity certificates or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing.

“Change of Control Transaction” means any of the following events: (i) a “person” or “group” (within the meaning of Section 13(d)(3) of the 1934 Act), other than the Issuer, one or more employee benefit plans of the Issuer, files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of Ordinary Shares representing more than fifty percent (50%) of the Issuer’s then outstanding Ordinary Shares (other than Ordinary Shares held by the Issuer as treasury stock or owned by a subsidiary of the Issuer); (ii) the consummation of (A) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Issuer, taken as a whole, to any Person; or (B) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, amalgamation, arrangement, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) more than fifty percent (50%) of the outstanding Ordinary Shares (other than Ordinary Shares held by the Issuer as treasury stock or owned by a subsidiary of the Issuer) are exchanged for, converted into, acquired for, or constitute solely the right to receive, other Securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of the Ordinary Shares); provided, however, that any merger, consolidation, amalgamation, arrangement, share exchange or combination of the Issuer pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) all classes of Ordinary Shares of the Issuer immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Change of Control Transaction pursuant to this clause (ii); or (iii) the Issuer’s shareholders approve any plan or proposal for the liquidation or dissolution of the Issuer. For the purposes of this definition, whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the 1934 Act.

“Code” means the Internal Revenue Code of 1986.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion Price” means $[•] per Ordinary Share (being the price per Ordinary Share equal to the volume weighted average of the closing prices of Ordinary Shares as reported by Nasdaq on each Trading Day that occurs during the period of thirty (30) consecutive Trading Days that ends on (and includes) the Trading day immediately before the Issuance Date), subject to any adjustments as provided herein.

“Debtor Relief Laws” means the Bankruptcy Code and all other Applicable Laws relating to the liquidation, winding-up, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, plan of arrangement, proposal or similar debtor relief laws, rules and regulations of any other applicable jurisdictions, whether directly or indirectly relating to the Issuer or any of its Subsidiaries, from time to time in effect and affecting the rights of creditors generally.

“Default” means any event that is (or, after notice, passage of time or both, would be) an Event of Default.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Issuer or its Subsidiaries shall be a Derivative Transaction.

“Dollars” or “$” refers to lawful U.S. Dollars.

“Eligible Market” means the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market or the Nasdaq Global Market so long as the market capitalization of the Issuer is $100,000,000 or more.

“Existing Debt Agreements” means the Indebtedness incurred by the Issuer pursuant to that certain (i) Syndication Credit Facility Agreement between the Issuer, Gogoro Network (Cayman), Taiwan Branch, and Mega International Commercial Bank Co., Ltd., dated September 28, 2022 (the “Syndication Credit Agreement”) and (ii) Medium to Long-Term Credit Facility Agreement between Gogoro Network (Cayman), Taiwan Branch, and Mega International Commercial Bank Co., Ltd., dated January 6, 2021 (as amended on December 14, 2022).

“Forced Redemption Price” means a cash purchase price equal to the sum of (i) 100% of the Principal and (ii) accrued and unpaid Interest on this Note as of the Redemption Date.

“Governmental Authority” means any national, federal, state, provincial or local authority, court, government or self-regulatory organization (including any stock exchange), commission, tribunal or organization, or any regulatory agency, or any political or other subdivision, department or branch of any of the foregoing.

“IFRS” means the International Financial Reporting Standards, as issued by the International Accounting Standards Board, in effect and applicable to the accounting period in respect of which reference to IFRS is made.

“Indebtedness” as applied to any Person means, without duplication,

(i)	all obligations of such Person for borrowed money;

(ii)	any obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(iii)	the face amount of obligations, contingent or otherwise, under acceptance, letters of credit or similar facilities (or, without duplication, reimbursement agreements in respect thereof);

(iv)	all net obligations in respect of Derivative Transactions that will be payable upon termination thereof;

(v)

the deferred purchase price of property or services that in accordance with IFRS would be included as a liability on the balance sheet of such Person (excluding (i) any earn-out obligation or purchase price adjustment until such obligation (A) becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with IFRS and (B) has not been paid within thirty (30) days after becoming due and payable, (ii) any such obligations incurred under Applicable Laws relating to employment, and (iii) liabilities associated with customer prepayments and deposits) which purchase price is (A) due more than six months from the date of incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument;

(vi)	any guarantee of any of the foregoing; and

(vii)	all Indebtedness of any other Person secured by any Lien on any property owned by such Person whether or not such Indebtedness has been assumed by such Person;

provided, that (A) Indebtedness shall not include (1) trade payables and other ordinary course payables and accrued expenses arising in the ordinary course of business, (2) deferred or prepaid revenue, (3) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (4) any amounts payable by and between the Issuer or any of its Subsidiaries, (5) any Indebtedness defeased by such Person or by any Subsidiary of such Person and (6) contingent obligations incurred in the ordinary course of business; (B) the amount of Indebtedness of any Person for purposes of clause (vii) above shall be deemed to be equal to the lesser of (1) the aggregate unpaid principal amount of such Indebtedness and (2) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Interest Date” means with respect to the Interest Period, the last day of the applicable Interest Period.

“Interest Period” means (i) initially, the period commencing on the Issuance Date and ending on the immediate next June 30 (if the Issuance Date is during the first six months of the calendar year for which the Issuance Date has occurred) or the immediate next December 31 (if the Issuance Date is during the second six months of the calendar year for which the Issuance Date has occurred) and (ii) thereafter, each period of six months immediately following the last Interest Period commencing on January 1 and July 1 (as the case may be) of each calendar year; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day and the next Interest Period shall commence on the day immediately following such Business Day; and (b) the last Interest Period shall end on the Maturity Date (instead of on the date falling on six months after the first date of such Interest Period).

“Interest Rate” means with respect to any Interest Period, SOFR on the first (1st) Business Day of such Interest Period, plus 1.60% per annum.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.

“Maturity Date” means the date that is fifteen (15) months after the Issuance Date.

“Nasdaq” means the Nasdaq Global Select Market.

“OFAC” means the U.S. Treasury Department’s Office of Foreign Assets Control.

“Operational Milestones” means such definition set forth in Annex A-3.

“Optional Redemption Price” means the sum of (i) the portion of the Principal elected by the Issuer to be redeemed and (ii) the accrued but unpaid Interest with respect to such portion of the Principal, if any, up to, but excluding the Redemption Date.

“Ordinary Shares” means (i) the Issuer’s ordinary shares, par value $0.0001 per share, and (ii) any share capital into which such ordinary shares shall have been changed or any share capital resulting from a reclassification of such ordinary shares.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation, amalgamation or organization and its by-laws, (b) with respect to any limited partnership, its certificate or declaration of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local Applicable Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Note requires any Organizational Document to be certified by a secretary of state or similar Governmental Authority, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such Governmental Authority.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“Principal” has the meaning given to such term in the recitals hereto.

“Principal Market” means Nasdaq or any Eligible Market on which the Issuer’s Ordinary Shares are listed (and, in the case of simultaneous listings on multiple markets, the majority of the Issuer’s Ordinary Shares trade) at the applicable time.

“Redemption Date” means any date on which this Note is redeemed or deemed to be redeemed, as applicable, pursuant to an Optional Redemption by the Issuer or a CoC Mandatory Redemption.

“Reference Date” means the earlier of (i) the date on which this Note has been fully converted, redeemed or paid off in accordance with the terms hereof and (ii) the Maturity Date.

“Registration Rights Agreement” means the registration rights agreement, dated as of June 24, 2024, between the Issuer and the Initial Noteholder, as amended from time to time.

“Responsible Officer” means, with respect to any Person, any director, the chief executive officer, the chief financial officer, the general counsel or any other individual holding an equivalent position of such Person in respect of this Note. Any document delivered hereunder that is signed by a Responsible Officer of the Issuer shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of the Issuer, and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Issuer.

“Sanctioned Person” means (i) any person or entity named on OFAC’s List of Specially Designated Nationals and Blocked Persons, the EU Consolidated List, the list of Financial Sanctions Targets maintained by His Majesty’s Treasury, or on any list of restricted parties issued under Sanctions; (ii) that is, or is part of, a government of any Sanctioned Territory; (iii) wholly owned or controlled by, or acting on behalf of, any of the foregoing; (iv) resident in, located in or operating from a Sanctioned Territory; or (v) otherwise targeted under any Sanctions.

“Sanctioned Territories” means any country or other territory targeted by a general export, import, financial or investment embargo under Sanctions, including the Crimea region, the separatist-controlled portions of the Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria

“Sanctions” means all economic or financial sanctions and export controls administered by OFAC, the U.S. State Department, the U.S. Commerce Department, any other governmental agency of the US government, the United Nations, the European Union or any member state thereof, and the United Kingdom.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities” means any stock, shares, units, partnership interests, voting trust certificates, options, warrants, bonds, debentures, notes, or other evidences of Indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that the term “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Significant Subsidiary” means, with respect to any Person, any subsidiary of such Person that constitutes, or any group of subsidiaries of such Person that, in the aggregate, would constitute, a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the 1934 Act) of such Person as of the time of determination.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) and listed at the following web address (https://www.newyorkfed.org/markets/reference-rates/sofr).

“Strategic Partnership” means the proposed electric two-wheeler joint venture between the Issuer and the Initial Noteholder (or their respective Affiliates).

“Strategic Partnership Agreement” means the joint venture agreement or shareholders’ agreement of the Strategic Partnership, dated as of the date hereof, by and between the Issuer and the Initial Noteholder (or their respective Affiliates).

“Strategic Partnership Subscription Agreement” means the subscription agreement of the Strategic Partnership, dated as of the date hereof, between the Issuer and the Initial Noteholder (or their respective Affiliates), providing for the subscription of equity interests in the Strategic Partnership by the Issuer and the Initial Noteholder.

“Strategic Partnership Transaction Documents” means the Strategic Partnership Agreement, the Strategic Partnership Subscription Agreement and the memorandum and articles of association (or the equivalent organizational document) of the Strategic Partnership.

“Subscription Agreement” means the subscription agreement, dated as of June 24, 2024, between the Issuer and the Initial Noteholder, providing for the subscription of Ordinary Shares by the Initial Noteholder.

“Subscription Agreement Side Letter” means the letter agreement, dated as of June 24, 2024, between the Issuer and the Initial Noteholder.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof, in each case to the extent the relevant entity’s financial results are required to be included in such Person’s consolidated financial statements under IFRS; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Issuer.

“Taxes” means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Trading Day” means, as applicable, (i) with respect to all price or trading volume determinations relating to the Ordinary Shares, any day on which the Ordinary Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange or securities market on which the Ordinary Shares are then traded, provided that “Trading Day” shall not include any day on which the Ordinary Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Ordinary Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Noteholder or (ii) with respect to all determinations other than price determinations relating to the Ordinary Shares, any day on which the Principal Market (or any successor thereto) is open for trading of securities.

“Transaction Documents” means this Note, the Note Purchase Agreement, the Subscription Agreement, the Subscription Agreement Side Letter, the Registration Rights Agreement and the Strategic Partnership Transaction Documents.

“U.S.” means the United States of America.

“U.S. Government Securities Business Day” means any day other than a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Applicable Law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

ANNEX A-1

AFFIRMATIVE COVENANTS

1.

Covenant to Pay. Without otherwise limiting the terms set forth in the Note, the Issuer will pay or cause to be paid all of the Principal of, the Optional Redemption Price and the Forced Redemption Price for, Interest on, and other amounts due with respect to, this Note on the dates and in the manner set forth in this Note.

2.

Corporate Existence. Subject to Section 8 of this Note, the Issuer shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence in accordance with the Organizational Documents (as the same may be amended from time to time) of the Issuer.

3.

Stay, Extension and Usury Laws. To the extent permitted under Applicable Law, the Issuer (i) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (ii) expressly waives all benefits or advantages of any such Applicable Law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Noteholder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted.

4.

Payment of Taxes. The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or its properties except (i) where the failure to effect such payment or discharge is not adverse in any material respect to the Noteholder or (ii) where such taxes are being contested in good faith and by appropriate negotiations or proceedings and with respect to which appropriate reserves have been taken in accordance with applicable accounting standards.

5.

Information Rights. During the period commencing on the Issuance Date and ending on the termination of Section 2 of the Subscription Agreement Side Letter in accordance with the terms thereunder, the Issuer shall comply with Section 2 of the Subscription Agreement Side Letter with respect to the Quarterly Consultations (as defined in the Subscription Agreement Side Letter).

6.	Financial Covenants.

(a)	The Issuer undertakes to maintain the following financial ratios and requirements:

(i)	Liquidity ratio = (total current assets / total current liabilities): ≥ 100%.

(ii)	Debt ratio = ((total debt - leasing debt) / shareholder equity): the debt ratio shall apply based on the earnings before tax (“EBT”):

(1)	Where the Issuer’s EBT<0%, the debt ratio shall be ≦ 400%; and

(2)	Where the Issuer’s EBT ≧ 0%, the debt ratio shall be ≦ 450%.

A-1-1

(b)

The forgoing financial ratios and benchmarks shall be reviewed on May 31 and September 30 each year after the Issuance Date (i.e., every May 31 or September 30, hereinafter, the “Review Date”). Within ninety (90) days after the end of each Review Date, the Issuer shall deliver to the Noteholder a certificate of a Responsible Officer certifying as to the satisfaction or breach of each of the “liquidity ratio” and “debt ratio” (collectively, the “financial ratios”) with respect to the period ending on such Review Date.

(c)

Unless otherwise provided in this Note, the accounting terms used in this clause 6 are defined in accordance with the IFRS. The above financial ratios and standards, including the calculations of “total current assets” and “total current liabilities,” shall, in accordance with clause 6(a), be based on and consistent with the audited or unaudited consolidated financial statements of the Issuer included in the Issuer’s annual report on Form 20-F or the Issuer’s reports on Form 6-K (as applicable) filed with the SEC (the “Financial Statements”).

(d)

If the Issuer breaches any financial ratio or requirement under this clause 6, the Issuer shall make rectification (calculated based on the applicable Financial Statements) before the following Review Date (hereinafter the “Rectification Deadline”). Failure to make rectification before the Rectification Deadline shall not be deemed a Default or an Event of Default. However, starting from the day following the Rectification Deadline (i.e., October 1 after the submission of the annual financial report on Form 20-F (or similar annual filing) or next June 1 after the submission of second-quarter Form 6-K Consolidated Financial Report) until the date of rectification, a monthly compensation shall be charged at 0.15% per annum (calculated based on 365 days a year, with any period shorter than one (1) month calculated as one (1) month) on the balance of outstanding Principal under this Note, which shall be paid to the Noteholder on the Interest Date. In case of two consecutive failures to meet the above financial ratios or requirements, unless it constitutes other Events of Default, such failure shall still not be deemed an Event of Default or a Default. However, the Issuer shall submit specific financial improvement measures (including but not limited to capital increase in cash) to the Noteholder. Notwithstanding anything in this Note to the contrary, the remedies provided under this clause 6(d) shall be the sole and exclusive remedies for a breach of any financial ratio or requirement under this clause 6.

7.

Most Favored Nation. The Issuer agrees that while this Note is outstanding, if the Issuer issues any convertible note to any Person (a) for an original principal amount that is less than or equal to one hundred and fifteen percent (115%) of the Original Principal Amount set forth herein (such note, an “Other Note Instrument”) and (b) conferring, or agreeing to confer, (i) any right to “make-whole amount” relating to any provision herein with respect to any Optional Redemption pursuant to any Redemption Notice, any required redemption pursuant to delivery of an Event of Default redemption notice, any required redemption upon the consummation of a Change of Control Transaction or any automatic acceleration upon a Bankruptcy Event of Default, (ii) any rights upon an Event of Default, (iii) a higher interest rate for interest paid in kind for such Other Note Instrument than the interest rate for interest paid in cash for such Other Note Instrument, or (iv) any affirmative covenants or negative covenants, in each case, that are materially more favorable to such Person than those applicable to the Noteholder (such rights, “MFN Terms”) (it being understood that any copies of any such Other Note Instrument or MFN Terms therein may be redacted so as not to disclose the identity of any such Person to which they relate), then the Issuer shall, acting reasonably and in good faith, offer to the Noteholder the opportunity to elect to include each MFN Term of such Other Note Instrument in this Note. Within thirty (30) days of the date of issuance of any such Other Note Instrument conferring the MFN Terms, the Issuer shall, by written notice to the Noteholder, provide an option for the Noteholder to, within thirty (30) days of such notice, elect to include all of the MFN Terms in this Note in exchange for a new Note issued in accordance with Section 14(c).

A-1-2

8.

Notice of Major Events. Upon occurrence of any of the following events, the Issuer shall provide prompt written notice to the Noteholder and a reasonably detailed explanation of any measures the Issuer has or intends to undertake (provided, that none of the following shall impact any rights that may be exercised by the Noteholder in accordance with this Note, nor does this release the Issuer of any obligations to be performed or complied with in accordance with Applicable Law or this Note):

(a)

The Issuer has any material information required to be disclosed in accordance with the rules of Nasdaq or under applicable securities laws (including, but not limited to, any material investment plan authorized by the board of directors of the Issuer (including long-term equity investment), sale, transfer, lease or disposal of material assets of the Issuer);

(b)

Any change to name of the Issuer, the Organizational Documents of the Issuer, any specimen seal or signature registered with the Issuer, any representative or such representative’s scope of authority or any Responsible Officer;

(c)

The Issuer is subject to any litigation, dispute, arbitration or other similar legal proceeding pending with any Governmental Authority for an amount claimed against the Issuer in excess of $10,000,000 or the equivalent in other currencies (as of the date the Issuer is subject to any such litigation); or

(d)

Any change in the scope of the business, operations, properties, finances or other aspects of the Issuer that constitutes an act or event resulting in a material adverse impact (i) on the financial, operations or business status of the Issuer or (ii) the ability to perform the obligations under this Note or any Transaction Documents by the Issuer (collectively, a “Material Adverse Event”).

9.

Further Covenants. The Issuer shall promptly provide the Noteholder with any notice received from, or provided to (whether written or oral), any counterparty to the Existing Debt Agreements with respect to any breach or other violation of the events of default, negative covenants or financial covenants contained in the Existing Debt Agreements.

A-1-3

ANNEX A-2

NEGATIVE COVENANTS

1.	The Issuer shall not, directly or indirectly, engage in any of the following, except with the prior written consent of the Noteholder:

(a)	Enter into or perform any contract for any Change of Control Transaction, other than any Change of Control Transaction that does not constitute a Material Adverse Event;

(b)

Act, or fail to act, resulting in any material changes to the operation, scope or nature of business, Organizational Documents or shareholding structure of the Issuer that would constitute a Material Adverse Event;

(c)

Sell, lease, create any Lien, assign or otherwise dispose of all or substantially all of the assets or properties of the Issuer, except for in the case of any sale, lease, creation of any Lien, assignment or other disposition of the assets or properties of the Issuer in the ordinary course of business, pursuant to any Existing Debt Agreements or any daily financial transactions of the Issuer in accordance with Applicable Law;

(d)

Enter into any contract or arrangement with any other Person with unfavorable terms, agreements or covenants that materially and adversely deviates from the terms and conditions of the contract or arrangement of a similar nature of the Issuer in existence as of the date hereof and constitutes a Material Adverse Event;

(e)

Enter into any contract or arrangement providing for the lending of funds by the Issuer, except for the lending of funds between the Issuer, on the one hand, and any of its Subsidiaries or Affiliates, on the other hand;

(f)

Enter into any contract or arrangement providing for any undertaking of responsibility of or on behalf of any Person through debt undertaking, providing for any guarantee, endorsement, Lien or any other transaction of a similar nature, except for any guarantee, endorsement, Lien or other transaction of a similar nature (i) between the Issuer, on the one hand, and any of its Subsidiaries or Affiliates, on the other hand or (ii) pursuant to the Existing Debt Agreements;

(g)

Reduce paid-in capital or distribute Securities or assets to shareholders of the Issuer, except any (i) repurchase of Securities (including treasury shares) in accordance with Applicable Law or pursuant to the terms of this Note or other Transaction Documents, (ii) capital reduction following such repurchase or redemption of any Securities held by the Issuer and the cancellation of any such Securities in connection therewith or (iii) capital reduction to compensate for any losses in accordance with Applicable Law; or

(h)

Following the occurrence of any Event of Default, approve or issue any dividends or make any other non-cash distributions to any shareholders or employee of the Issuer (except in accordance with Applicable Law).

A-2-1

2.	Except as provided under the Existing Debt Agreements as of the Issuance Date, the Issuer further shall not, directly or indirectly, except with the prior written consent of the Noteholder:

(a)

Offer or grant any counterparty to the Existing Debt Agreements any security interest in the equity, assets or business of the Issuer or any of its Subsidiaries, other than any security interest to replace any security interest existing as of the Issuance Date;

(b)

Grant any right to any counterparty to the Existing Debt Agreements with respect to the sale or transfer of any Ordinary Shares by the Issuer that materially restricts the ability of the Issuer to convert or redeem this Note; or

(c)

Agree with any counterparty to the Existing Debt Agreements to any amendment, supplement, waiver or modification of any such Existing Debt Agreement that materially and adversely affects the rights or privileges of the Noteholder under this Note or any of the Transaction Documents.

A-2-2

ANNEX A-3

OPERATIONAL MILESTONES

[Content of Annex A-3 redacted.]

A-3-1

EXHIBIT E

Form of Cayman Legal Opinion

[Content of Exhibit E redacted.]

EXHIBIT F

Form of U.S. Legal Opinion

[Content of Exhibit F redacted.]

EXHIBIT G

Form of Transfer Agent Evidence

[Content of Exhibit G redacted.]